                                                                    Exhibit 99.2

              AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT
                                  $100,000,000

                           DATED AS OF AUGUST 31, 1998

                                     BETWEEN

                       CORPORATE OFFICE PROPERTIES TRUST,
                       CORPORATE OFFICE PROPERTIES, L.P.,
                   CORPORATE OFFICE PROPERTIES HOLDINGS, INC.,
                       BLUE BELL INVESTMENT COMPANY, L.P.,
                        SOUTH BRUNSWICK INVESTORS, L.P.,
                            COMCOURT INVESTORS, L.P.,
                                       AND
                             6385 FLANK DRIVE, L.P.
                                AS LOAN PARTIES,

                             BANKERS TRUST COMPANY,
                AND EACH OTHER LENDER THAT MAY HEREINAFTER BECOME
              A PARTY TO THIS AGREEMENT PURSUANT TO SECTION 8.1.1,
                             COLLECTIVELY AS LENDERS

                                       AND
                             BANKERS TRUST COMPANY,
                                    AS AGENT

                                CREDIT AGREEMENT

                                TABLE OF CONTENTS
                                                                            Page

ARTICLE 1....................................................................11
      1.1 APPENDIX OF DEFINED TERMS..........................................11
      1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF
            CALCULATIONS UNDER AGREEMENT; PRO FORMA..........................11
      1.3 CERTAIN REFERENCES, CAPTIONS, PERSONS, AND EXPRESSIONS.............11
      1.4 DRAFTER............................................................11
      1.5 KNOWLEDGE..........................................................11
ARTICLE 2....................................................................12
      2.1 AGREEMENT TO LEND AND BORROW.......................................12
      2.2 DISBURSEMENT OF FUNDS..............................................12
      2.3 EVIDENCE OF INDEBTEDNESS AND MATURITY; THE REGISTER................12
      2.4 EXTENSION OF MATURITY DATE.........................................13
      2.5 FEES...............................................................14
      2.6 INTEREST ON THE LOANS..............................................14
      2.7 REPAYMENTS AND PREPAYMENTS; GENERAL PROVISIONS REGARDING PAYMENTS..15
            2.7.1 SCHEDULED PAYMENTS OF THE LOANS............................15
            2.7.2 PREPAYMENTS................................................15
            2.7.3 APPLICATION OF PAYMENTS TO PRINCIPAL AND INTEREST..........15
            2.7.4 GENERAL PROVISIONS REGARDING PAYMENTS......................15
      2.8 RELEASES OF PROPERTIES.............................................17
            2.8.1 CONDITIONS TO RELEASE......................................17
            2.8.2 ...........................................................18
            2.8.3 EFFECT OF RELEASE..........................................18
      2.9 USE OF LOAN PROCEEDS...............................................18
            2.9.1 LOANS......................................................18
            2.9.2 MARGIN REGULATIONS.........................................18
      2.10 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE......................18
            2.10.1 SPECIAL EURODOLLAR INTEREST RATE PROVISIONS...............18
            2.10.2 DETERMINATION OF APPLICABLE INTEREST RATE.................19
            2.10.3 Inability to Determine Applicable Interest Rate...........19
            2.10.4 ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE.........19
            2.10.5 Compensation For Breakage or Non-Commencement of
            Interest Periods.................................................20
            2.10.6 BOOKING OF EURODOLLAR RATE LOANS..........................20
            2.10.7 ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS...20
            2.10.8 INCREASED COSTS; TAXES; CAPITAL ADEQUACY..................21
            2.10.9 WITHHOLDING OF TAXES......................................21
            2.10.10 CAPITAL ADEQUACY ADJUSTMENT..............................23
            2.10.11 OBLIGATION OF THE LENDER TO MITIGATE.....................24
ARTICLE 3....................................................................24
      3.1 CONDITIONS PRECEDENT TO LENDER'S OBLIGATIONS.......................24

            3.1.1 CORPORATE DOCUMENTS........................................24
            3.1.2 PARTNERSHIP DOCUMENTS......................................25
            3.1.3 OPERATING STATEMENTS.......................................26
            3.1.4 OFFICER'S CERTIFICATES.....................................26
            3.1.5 Maintenance of Tenanting Costs Account.....................26
            3.1.6 PAYMENT OF FEES............................................26
            3.1.7 NO MATERIAL ADVERSE EFFECT.................................26
            3.1.8 SECURITY INTERESTS.........................................26
            3.1.9 INSURANCE..................................................28
            3.1.10 MANAGEMENT AGREEMENTS.....................................29
            3.1.11 MATERIAL LEASES; TENANT ESTOPPEL CERTIFICATES.............29
            3.1.12 ENVIRONMENTAL AUDITS......................................29
            3.1.13 ENGINEERING REPORTS.......................................30
            3.1.14 APPRAISALS................................................30
            3.1.15 OPINIONS OF LOAN PARTIES' COUNSEL; AUDITOR'S LETTER.......30
            3.1.16 OPINION OF AGENT'S COUNSEL................................30
            3.1.17 NO ADVERSE LITIGATION.....................................30
            3.1.18 EXISTING INDEBTEDNESS.....................................31
            3.1.19 CONTINGENT OBLIGATIONS....................................31
            3.1.20 PAYMENT OF FEES AND EXPENSES..............................31
            3.1.21 COMPLETION OF PROCEEDINGS.................................31
            3.1.22 OTHER DOCUMENTS...........................................31
      3.2 INTENTIONALLY OMITTED..............................................32
ARTICLE 4....................................................................32
      4.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
            SUBSIDIARIES.....................................................32
            4.1.2 QUALIFICATION AND GOOD STANDING............................32
            4.1.3 CONDUCT OF BUSINESS........................................32
      4.2 AUTHORIZATION OF BORROWING, ETC....................................32
            4.2.1 AUTHORIZATION OF BORROWING.................................32
            4.2.2 NO CONFLICT................................................33
            4.2.3 GOVERNMENTAL CONSENTS......................................33
            4.2.4 BINDING OBLIGATION.........................................33
      4.3 FINANCIAL CONDITION; CONTINGENT OBLIGATIONS........................33
            4.3.1 FINANCIAL CONDITION........................................33
            4.3.2 CONTINGENT OBLIGATIONS.....................................34
      4.4 EXISTING GENERAL PARTNERS..........................................34
      4.5 PROPERTIES; AGREEMENTS; LICENSES...................................34
            4.5.1 TITLE TO PROPERTIES; LIENS.................................34
            4.5.2 MATERIAL LEASES............................................34
      4.6 LITIGATION; ADVERSE FACTS..........................................35
      4.7 TAXES..............................................................35
            4.7.1 PAYMENT OF TAXES...........................................35
            4.7.2 REIT STATUS................................................35
            4.7.3 FOREIGN PERSON.............................................36
            4.7.4 CLASSIFICATION AS A PARTNERSHIP............................36
      4.8 PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS...........36
      4.9 GOVERNMENTAL REGULATION; SECURITIES ACTIVITIES.....................36

      4.10 EMPLOYEE BENEFIT PLANS............................................36
      4.11 CERTAIN FEES......................................................36
      4.12 SOLVENCY..........................................................37
      4.13 DISCLOSURE........................................................37
      4.14 LIENS ON THE COLLATERAL...........................................37
            4.14.1 GENERAL...................................................38
            4.14.2 MORTGAGES.................................................38
            4.14.3 ASSIGNMENTS OF RENTS AND LEASES...........................38
            4.14.4 MECHANICS' LIENS..........................................38
            4.14.5 FILINGS AND RECORDINGS....................................38
      4.15 ZONING; AUTHORIZATIONS............................................39
            4.15.1 ZONING....................................................39
            4.15.2 AUTHORIZATIONS............................................39
      4.16 PHYSICAL CONDITION; ENCROACHMENT; CAPITAL EXPENDITURES............39
            4.16.1 PHYSICAL CONDITION; ENCROACHMENT..........................39
            4.16.2 CAPITAL EXPENDITURES......................................40
      4.17 INSURANCE.........................................................40
      4.18 LEASES............................................................40
      4.19 ENVIRONMENTAL REPORTS; ENGINEERING REPORTS; APPRAISALS; MARKET
            STUDIES..........................................................40
      4.20 NO CONDEMNATION OR CASUALTY.......................................40
      4.21 UTILITIES AND ACCESS..............................................40
      4.22 WETLANDS..........................................................41
      4.23 LABOR MATTERS.....................................................41
      4.24 EMPLOYMENT AND LABOR AGREEMENTS...................................41
ARTICLE 5....................................................................41
      5.1 FINANCIAL STATEMENTS AND OTHER REPORTS.............................41
      5.2 ENTITY EXISTENCE; FINANCIAL MATTERS; CONTROL.......................47
            5.2.1 ENTITY EXISTENCE...........................................47
            5.2.2 FINANCIAL MATTERS..........................................47
            5.2.3 CHANGE IN CONTROL..........................................47
            5.2.4 EMPLOYMENT OF CONTROLLING PRINCIPALS.......................48
      5.3 QUALIFIED INCOME COVENANT; COMMON STOCK............................48
      5.5 MAINTENANCE OF PROPERTIES; REPAIR; ALTERATION......................48
      5.6 [INTENTIONALLY DELETED]............................................49
      5.7 TENANTING COSTS RESERVE ACCOUNT....................................49
      5.8 INSPECTION; THE AGENT; APPRAISALS..................................50
            5.8.1 INSPECTION.................................................50
            5.8.2 APPRAISALS.................................................50
      5.9 COMPLIANCE WITH LAWS, AUTHORIZATIONS, ETC..........................50
      5.10 PERFORMANCE OF LOAN DOCUMENTS AND RELATED DOCUMENTS...............51
      5.11 PAYMENT OF LIENS..................................................51
            5.11.1 REMOVAL BY LOAN PARTIES...................................51
            5.11.2 REMOVAL BY LENDER.........................................51
            5.11.3 TITLE SEARCHES............................................51
      5.12 INSURANCE.........................................................51
            5.12.1 RISKS TO BE INSURED.......................................52
            5.12.2 POLICY PROVISIONS.........................................55

            5.12.3 INCREASES IN COVERAGE.....................................55
            5.12.4 PAYMENT OF PROCEEDS.......................................56
            5.12.5 DELIVERY OF COUNTERPART POLICIES; EVIDENCE................56
            5.12.6 REPLACEMENT OR RENEWAL POLICIES...........................56
            5.12.7 MATERIAL CHANGE IN POLICY.................................56
            5.12.8 SEPARATE INSURANCE........................................56
      5.13 CASUALTY AND CONDEMNATION; RESTORATION............................56
            5.13.1 NOTICE OF CASUALTY........................................57
            5.13.2 INSURANCE PROCEEDS........................................57
            5.13.3 Notice of Condemnation; Negotiation and Settlement of
                     Claims..................................................58
            5.13.4 CONDEMNATION PROCEEDS.....................................58
            5.13.5 Repayment of Loans; Payment of Release Price; Conditions  to
                  Restoration................................................59
            5.13.6 RESTORATION...............................................60
            5.13.7 ENGINEER'S INSPECTION.....................................62
      5.14 BRUNDAGE CLAUSE...................................................63
      5.15 FURTHER ASSURANCES................................................63
            5.15.1 ASSURANCES................................................63
            5.15.2 FILING AND RECORDING OBLIGATIONS..........................64
            5.15.3 COSTS OF DEFENDING AND UPHOLDING THE LIEN.................64
            5.15.4 COSTS OF ENFORCEMENT......................................65
      5.16 RENOVATIONS.......................................................65
            5.16.1 NOTICE OF RENOVATION; RENOVATION PLANS....................65
            5.16.2 CONDUCT OF RENOVATION.....................................65
            5.16.3 COMPLETION CERTIFICATE....................................65
            5.16.4 ENGINEER'S INSPECTION.....................................65
ARTICLE 6....................................................................66
      6.1 INDEBTEDNESS OF PARTNERSHIP BORROWER...............................66
      6.2 INDEBTEDNESS OF COPLP AND COPT.....................................66
      6.3 LIENS AND RELATED MATTERS..........................................66
            6.3.1 PROHIBITION ON LIENS.......................................66
            6.3.2 NO FURTHER NEGATIVE PLEDGES................................66
      6.4 INVESTMENTS........................................................67
      6.5 CONTINGENT OBLIGATIONS.............................................67
      6.6 DISTRIBUTIONS......................................................68
      6.7 FINANCIAL COVENANTS................................................68
            6.7.1 CONSOLIDATED TANGIBLE NET WORTH............................68
            6.7.2 MINIMUM PROPERTY INTEREST COVERAGE.........................68
            6.7.3 MINIMUM PROPERTY HEDGED INTEREST COVERAGE..................68
            6.7.4 MINIMUM CONSOLIDATED INTEREST COVERAGE.....................68
            6.7.5 MAXIMUM CONSOLIDATED UNHEDGED FLOATING RATE DEBT...........69
            6.7.6 MAXIMUM CONSOLIDATED TOTAL INDEBTEDNESS....................69
      6.8 FUNDAMENTAL CHANGES................................................69
      6.9 ZONING AND CONTRACT CHANGES AND COMPLIANCE.........................70
      6.10 NO JOINT ASSESSMENT; SEPARATE LOTS................................70
      6.11 TRANSACTIONS WITH AFFILIATED PERSONS..............................71
      6.12 SALE OR DISCOUNT OF RECEIVABLES...................................71
      6.13 OWNERSHIP OF SUBSIDIARIES.........................................71

      6.14 CONDUCT OF BUSINESS...............................................71
            6.14.1 CONDUCT OF BUSINESS.......................................71
      6.15 PROPERTIES........................................................72
            6.15.1 TRANSFER OF PROPERTIES....................................72
      6.16 MANAGEMENT AGREEMENTS; MATERIAL LEASES............................72
      6.17 CHANGES IN CERTAIN OBLIGATIONS AND DOCUMENTS; ISSUANCE OF EQUITY
            SECURITIES.......................................................72
            6.17.1 CREDIT AGREEMENT..........................................72
            6.17.2 EQUITY SECURITIES.........................................72
            6.17.3 ORGANIZATION DOCUMENTS....................................73
      6.18 FISCAL YEAR.......................................................73
ARTICLE 7....................................................................73
      7.1 EVENTS OF DEFAULT..................................................73
            7.1.1 FAILURE TO MAKE PAYMENTS WHEN DUE..........................73
            7.1.2 OTHER DEFAULTS UNDER LOAN DOCUMENTS........................73
            7.1.3 DEFAULT IN OTHER AGREEMENTS................................73
            7.1.4 BREACH OF WARRANTY.........................................74
            7.1.5 Invalidity of Loan Document; Failure of Security;
                    Repudiation of Obligations...............................74
            7.1.6 PROHIBITED TRANSFERS.......................................74
            7.1.7 INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.......74
            7.1.8 VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.........75
            7.1.9 JUDGMENTS AND ATTACHMENTS..................................75
            7.1.10 DISSOLUTION...............................................75
            7.1.11 MATERIAL ADVERSE EFFECT...................................75
            7.1.12 DEFAULT UNDER REVOLVING LOAN..............................76
      7.2 CERTAIN REMEDIES...................................................76
      7.3 LIMITATION ON RECOURSE AGAINST NON-RECOURSE PARTIES................78
ARTICLE 8....................................................................78
      8.1 ASSIGNMENTS AND PARTICIPATIONS IN COMMITMENTS AND LOANS............78
            8.1.1 GENERAL....................................................78
            8.1.2 PARTICIPATIONS.............................................79
            8.1.3 ASSIGNMENTS TO FEDERAL RESERVE BANKS.......................79
            8.1.4 INFORMATION................................................79
            8.1.5 PRO RATA ASSIGNMENTS AND PARTICIPATIONS....................79
      8.2 EXPENSES...........................................................79
      8.3 INDEMNITY..........................................................80
            8.3.1 INDEMNITY..................................................81
            8.3.2 PROCEDURE..................................................82
            8.3.3 CONTRIBUTION...............................................82
            8.3.4 NO LIMITATION..............................................83
            8.3.5 INDEPENDENCE OF INDEMNITY; NO ENLARGEMENT..................83
      8.4 NO JOINT VENTURE OR PARTNERSHIP....................................83
      8.5 AMENDMENTS AND WAIVERS.............................................83
            8.5.1 AMENDMENTS, ETC............................................83
            8.5.2 DEEMED CONSENT.............................................84
      8.6 INDEPENDENCE OF COVENANTS..........................................84
      8.7 NOTICES............................................................84

      8.8 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.............85
      8.9 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF THE LENDERS' RIGHTS.....85
      8.10 REMEDIES OF LOAN PARTIES..........................................85
      8.11 MAXIMUM AMOUNT....................................................85
      8.12 MARSHALLING; PAYMENTS SET ASIDE...................................86
      8.13 AGREEMENT TO CONTRIBUTE...........................................86
            8.13.1 RIGHT TO CONTRIBUTION.....................................86
            8.13.2 BENEFIT AMOUNT............................................87
            8.13.3 TERM LOAN CONTRIBUTIONS...................................87
            8.13.4 SUBORDINATION.............................................87
            8.13.5 PRESERVATION OF RIGHTS....................................87
            8.13.6 SUBSIDIARY PAYMENT........................................87
            8.13.7 ASSET OF FUNDING LOAN PARTY...............................87
            8.13.8 DATE OF DETERMINATION.....................................87
      8.14 SURETYSHIP WAIVERS................................................87
      8.15 SEVERABILITY......................................................89
      8.16 HEADINGS..........................................................89
      8.17 APPLICABLE LAW....................................................90
      8.18 SUCCESSORS AND ASSIGNS............................................90
      8.19 CONSENT TO JURISDICTION AND SERVICE OF PROCESS....................90
      8.20 WAIVER OF JURY TRIAL..............................................91
      8.21 COUNTERPARTS; EFFECTIVENESS.......................................92
      8.22 MATERIAL INDUCEMENT...............................................92
      8.23 ENTIRE AGREEMENT..................................................92
      8.24 RATABLE SHARING...................................................93
      8.25 AGENT'S DISCRETION................................................93
ARTICLE 9....................................................................93
      9.1 APPOINTMENT........................................................93
      9.2 POWERS; GENERAL IMMUNITY...........................................94
            9.2.1 DUTIES SPECIFIED...........................................94
            9.2.2 NO RESPONSIBILITY FOR CERTAIN MATTERS......................94
            9.2.3 EXCULPATORY PROVISIONS.....................................94
            9.2.4 AGENT ENTITLED TO ACT AS LENDER............................95
      9.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL
            OF CREDITWORTHINESS..............................................95
      9.4 RIGHT TO INDEMNITY.................................................96
      9.5 PAYEE OF NOTE TREATED AS OWNER.....................................96
      9.6 SECURITY DOCUMENTS, ETC............................................96
            9.6.1 SECURITY DOCUMENTS.........................................96
            9.6.2 LENDER ACTION..............................................97
      9.7 SUCCESSOR AGENT....................................................97

                                    EXHIBITS

Exhibit A           The Properties
Exhibit B           Form of Amended and Restated Promissory Note
Exhibit C           Property Amounts
Exhibit D           Compliance Certificate
Exhibit E           Assignment Agreement

                                    SCHEDULES

Schedule 2.2 - Disbursement of Funds

Schedule 4.1.1 - Loan Party Jurisdictions

Schedule 4.3.1 - Certain Contingent Obligations

Schedule 4.3.3 - Certain Contingent Obligations

Schedule 4.5.1 - Options, Rights of First Refusal, Etc.

Schedule 4.5.2 - Material Leases

Schedule 4.6 - Litigation

Schedule 4.8 - Materially Adverse Agreements

Schedule 5.1.14 - Form of Financial Plans

Schedule 5.2.3 - Initial Shareholdings of Controlling Principals

Schedule 5.6 - Rent Reserve Account

Schedule 5.7 - Tenant Costs Account

Schedule 6.4 - Investments

              AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

            This AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this "AGREEMENT") is dated as of August 31, 1998 (the "EFFECTIVE DATE") and entered into by and among CORPORATE OFFICE PROPERTIES TRUST, a Maryland real estate investment trust ("COPT"), successor to Corporate Office Properties Trust, Inc. and Royale Investment, Inc., CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership ("COPLP"), successor to FCO, L.P., CORPORATE OFFICE PROPERTIES HOLDINGS, INC. ("COPH"), a Delaware corporation, successor to FCO Holdings, Inc., BLUE BELL INVESTMENT COMPANY, L.P, a Delaware limited partnership ("BLUE BELL"), SOUTH BRUNSWICK INVESTORS, L.P., a Delaware limited partnership ("SOUTH BRUNSWICK"), COMCOURT INVESTORS, L.P., a Delaware limited partnership ("COMCOURT") and 6385 FLANK DRIVE, L.P., a Pennsylvania limited partnership ("FLANK Drive" and, together with all of the foregoing parties, the "LOAN PARTIES") and BANKERS TRUST COMPANY, and each other Lender that may hereinafter become a party to this Agreement pursuant to Section 8.1.1 (individually, a "LENDER" and collectively, the "LENDERS"), and BANKERS TRUST COMPANY as agent for the Lenders (in such capacity, the "AGENT").

                                 R E C I T A L S

            A. Pursuant to that certain Senior Secured Credit Agreement dated as of October 13, 1997 by and among the Loan Parties (or their predecessors) and Lenders (the "ORIGINAL AGREEMENT"), Lenders made a loan to Blue Bell, South Brunswick, Comcourt and Flank Drive in the original principal amount of $100,000,000 (the "LOANS"). Pursuant to that certain Senior Secured Revolving Credit Agreement dated as of May 28, 1998 (the "REVOLVING CREDIT AGREEMENT") by and among COPT, COPLP, certain Mortgaged Property Subsidiaries (as defined therein), Lenders and Agent, Lenders made a revolving loan to COPLP in the aggregate principal amount of up to $100,000,000 (the "REVOLVING LOAN").

            B. The Loan Parties and Lenders desire to amend and restate the Original Agreement to, among other things, conform certain covenants, provisions and terms of the Loan with the applicable covenants, provisions and terms of the Revolving Loan.

            C. In connection with the amendment and restatement of the Original Agreement as set forth in this Agreement, the Loan Parties and Lenders also desire that COPLP (but not COPT) shall become a Borrower under this Agreement and that certain collateral pledged to Lenders as security for the Revolving Loan shall also be pledged to Lenders as security for the Loans.

            D. The making of the Loans and the amendment and restatement of the Original Agreement as contemplated by this Agreement are of substantial benefit to all of the Loan Parties, including the facilitation of the transactions described in these Recitals.

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Loan Parties and Lenders and Agent agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

            This Agreement and the other Loan Documents shall be construed and interpreted in accordance with this Article 1.

1.1 APPENDIX OF DEFINED TERMS.

            Appendix I to this Agreement, incorporated herein by this reference, defines certain terms contained therein which are used in this Agreement and the other Loan Documents. Such terms shall have the meanings ascribed to them in Appendix I when used in this Agreement or the other Loan Documents with initial capital letters.

1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT; PRO FORMA.

            Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by the Borrower to the Agent for distribution to the Lenders pursuant to Section 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation. Except as otherwise expressly provided herein, calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in
Section 5.1.

1.3 CERTAIN REFERENCES, CAPTIONS, PERSONS, AND EXPRESSIONS.

            In any Loan Document, except as otherwise specified therein: (a) all references to Articles, Sections, clauses, Recitals, Exhibits, Schedules or Attachments refer to those contained in or annexed to such Loan Document; (b) all titles or captions are used for convenience and reference only and do not limit or affect the meaning or effect of the provisions following them; (c) all references in a Loan Document to any Person, other than the Borrower or any of its Affiliates, includes the successors and assigns of such Person; (d) "includes", "including" and similar terms mean "includes/including without limitation"; and (e) whenever the context so requires, the neuter gender includes the masculine or feminine and the singular number includes the plural, and vice versa.

1.4 DRAFTER.

            No inference against or in favor of any party to any Loan Document shall be drawn from the fact that such party or its counsel has drafted any portion of any Loan Document.

1.5 KNOWLEDGE.

            As used in this Agreement or in any other Loan Document, the phrases "TO THE ACTUAL KNOWLEDGE", "TO THE KNOWLEDGE OF" and any variations thereof shall mean, as of any date of determination and after inquiry that would be made by a prudent operator of a business such as the business of the person making the representation or an owner and manager of properties such as the Properties owning or managing such Properties for its own account, the actual knowledge or awareness, as of such date, of (i) Jay M. Shidler, Clay W. Hamlin III and Thomas D. Cassel, (ii) or, at such times as any of such persons are not officers or directors of the relevant entity, the persons who occupy the offices of such person or such entity's Chairman of the Board of Trustees, Chief Executive Officer, and such other officers as shall from time to time perform the functions that are performed by the foregoing officers as of the date of this Agreement. Each Loan Party represents and warrants for itself only that the foregoing Persons have primary executive and administrative responsibility for its operations and assets and that in the performance of their duties in the ordinary course of business one or more of such Persons would customarily have knowledge of the matters referred to herein.

                                    ARTICLE 2
                                TERMS OF THE LOAN

2.1 AGREEMENT TO LEND AND BORROW.

            Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Loan Parties herein, the Loan Parties and Lenders agree that the amount of the Loan Amount outstanding under the Original Agreement on the date hereof shall be deemed the Loans made to Borrower under this Agreement.

2.2 DISBURSEMENT OF FUNDS. Any portion of the Loans to be disbursed at the Closing shall be disbursed as set forth on SCHEDULE 2.2 hereto.

2.3 EVIDENCE OF INDEBTEDNESS AND MATURITY; THE REGISTER.

            2.3.1 The Loans shall be evidenced by the Amended and Restated Promissory Notes in the principal amount of the Loan Amount substantially in the form of Exhibit B to be executed as of the Closing Date and any other Notes issued by Borrower pursuant to this Agreement. The outstanding principal balance of the Loans, together with accrued interest thereon and all other amounts payable by Borrower under the terms of the Loan Documents, shall be due and payable on the Maturity Date.

            2.3.2 As of the Effective Date, COPLP shall for all purposes become a "borrower" under the Original Agreement (as amended and restated hereby), and COPLP hereby unconditionally assumes and accepts all of the rights, interests and obligations thereof.

            2.3.3 The Agent shall maintain, at its address referred to in
Section 8.7 a register for the recordation of the names and addresses of the Lenders and the Commitment and Loans for each Lender from time to time (the "REGISTER"). The Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

            2.3.3.1 The Agent shall record in the Register the Commitment and the Pro Rata Share of the Loans from time to time of each Lender, and each repayment or prepayment in respect of the principal amount of the Loans of each Lender, including any Readvances. Any such recordation shall be conclusive and binding on Borrower and each Lender, absent manifest error; provided, however, that failure to make any such recordation, or any error in such recordation shall not affect Borrower's Obligations in respect of the applicable Loans.

            2.3.3.2 Each Lender shall record on its internal records (including any promissory note described in Section 2.3.1) the amount of the Loans applicable to it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Borrower, absent manifest error; provided however, that failure to make any such recordation, or any error in such recordation, shall not affect Borrower's Obligations in respect of the Loans; provided further, however, that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern.

            2.3.4 Any Lender may, by notice to the Agent and Borrower, request that all or part of the principal amount of the Loans applicable to such Lender and such Lender's Commitment hereunder be evidenced by Notes. Within three Business Days of a Borrower's receipt of such notice, Borrower shall execute and deliver to the Agent for delivery to the appropriate Lender a Note in the amount(s) of such Lender's Commitment payable to the notifying Lender or, if so specified in such notice, any Person who is an assignee of such Lender pursuant to Section 8.1 hereof. If the foreclosure or other enforcement of any Mortgage or any other Security Document requires the presentation of a Note evidencing the Obligations secured by such Security Document and Borrower fails or refuses to comply with a requests for such Note, then a copy of this Agreement may be presented in lieu of such a Note.

2.4 EXTENSION OF MATURITY DATE.

            2.4.1 At any time prior to the date that is 90 days before the third Anniversary, Borrower may deliver a written notice to Agent requesting that the Maturity Date be extended from the third Anniversary to the fourth Anniversary and, if such notice is delivered, the Maturity Date shall be so extended if the following conditions are satisfied:

            2.4.1.1 as of the third Anniversary, no Event of Default or Potential Event of Default shall have occurred and be continuing hereunder, no Event of Default or Potential Event of Default (as defined in the Revolving Credit Agreement) shall have occurred under the Revolving Credit Agreement and Borrower shall have delivered to Agent an Officers' Certificate certifying thereto;

            2.4.1.2 Borrower shall obtain Interest Rate Agreements in form and substance reasonably acceptable to Agent (and with security reasonably acceptable to Agent) sufficient to ensure compliance with Section 6.7.5; and

            2.4.1.3 on or prior to the third Anniversary, Borrower shall have paid to Agent for distribution to Lenders in accordance with their Pro Rata Shares in immediately available funds a fee equal to 0.25% of the Outstanding Loan Amount on the third Anniversary.

            2.4.2 If the Maturity Date has been extended pursuant to Section
2.4.1 above, at any time prior to the date that is 90 days before the fourth Anniversary, Borrower may deliver a written notice to Agent requesting that the Maturity Date be extended from the fourth

Anniversary to the fifth Anniversary and, if such notice is delivered, the Maturity Date shall be so extended provided that the following conditions are satisfied:

            2.4.2.1 as of the fourth Anniversary, no Event of Default or Potential Event of Default shall have occurred and be continuing hereunder, no Event of Default or Potential Event of Default (as defined in the Revolving Credit Agreement) shall have occurred under the Revolving Credit Agreement and Borrower shall have delivered to Agent an Officers' Certificate certifying thereto;

            2.4.2.2 Borrower shall obtain Interest Rate Agreements in form and substance reasonably acceptable to Agent (and with security reasonably acceptable to Agent) sufficient to ensure compliance with Section 6.7.5; and

            2.4.2.3 on or prior to the fourth Anniversary, Borrower shall have paid to Agent for distribution to Lenders in accordance with their Pro Rata Shares in immediately available funds a fee equal to 0.25% of the Outstanding Loan Amount on the third Anniversary.

2.5 FEES.

            Borrower shall pay on the Closing Date the fees described in the Fee Letter in accordance with the terms thereof.

2.6 INTEREST ON THE LOANS.

            2.6.1 RATES OF INTEREST. Subject to the provisions of Section 2.6.3, during the Initial Term the Outstanding Loan Amount shall bear interest from the Closing Date to (but not including) the Maturity Date at the Fixed Rate. Notwithstanding the foregoing, from and after the occurrence of any Event of Default during the Initial Term, the Outstanding Loan Amount may, at Agent's sole option, bear interest to (but not including) the Maturity Date at the Eurodollar Rate for any period during which the provisions of Section 2.6.3 are not applicable. Upon any exercise by Agent of such option, the Eurodollar Rate shall, subject to the provisions of Section 2.6.3, remain in effect for the balance of the Initial Term, notwithstanding, for example, the cure by Borrower or waiver by Agent of the applicable Event of Default. Subject to the provisions of Section 2.6.3, during any Extension Terms the Outstanding Loan Amount shall bear interest from the third Anniversary to (but not including) the Maturity Date at the Eurodollar Rate.

            2.6.2 INTEREST PAYMENTS. Subject to the provisions of Section 2.6.3, interest on the Loans shall be payable monthly in arrears on and to each Payment Date, upon any prepayment of the Loans (to the extent accrued on the amount being prepaid) and at the Maturity Date.

            2.6.3 DEFAULT RATE INTEREST. During the continuation of any Event of Default, the Outstanding Loan Amount and, to the extent permitted by applicable law, any interest payments thereon not paid when due (other than any excess interest payable solely pursuant to this Section) and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy or insolvency laws) payable upon demand at a rate selected by

Lender at its sole option equal to (i) the sum of 2.0% and the interest rate otherwise payable under this Agreement with respect to the Outstanding Loan Amount (or, in the case of any such fees and other amounts, the sum of 2.0% and the Eurodollar Rate), or (ii) the sum of 2.0% and the Eurodollar Rate, or (iii) the sum of 2.0% and the Base Rate. Payment or acceptance of the increased rates of interest provided for in this Section is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or any Lender.

            2.6.4 COMPUTATION OF INTEREST. Interest on the Loans shall be computed on the basis of a 360-day year and for the actual number of days elapsed in the period during which it accrues. In computing interest, the date of the making of the Loans or the first day of an Interest Period shall be included, and the date of repayment of the Loans or the expiration date of an Interest Period shall be excluded.

2.7 REPAYMENTS AND PREPAYMENTS; GENERAL PROVISIONS REGARDING PAYMENTS.

            2.7.1 SCHEDULED PAYMENTS OF THE LOANS. On each Scheduled Principal Payment Date, Borrower shall make a principal payment in an amount equal to one-twelfth of the Principal Reduction Amount. Borrower shall repay the Outstanding Loan Amount and pay all other Obligations in full no later than the Maturity Date.

            2.7.2 PREPAYMENTS. Borrower may, without prepayment charge or penalty (but subject to Section 2.10.5), upon not less than three Business Days' prior notice, prepay the Loans on any Payment Date, in whole or in part in a minimum amount of $3,000,000 and integral multiples of $500,000 in excess of that amount (or, if less, the total amount of all outstanding Loans). If a prepayment is made during an Extension Term, such prepayment shall be accompanied by the payment of any amounts payable under Section 2.10.5 if then known, or if not then known, then promptly following Agent's demand therefor. If such notice of prepayment is given, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Amounts prepaid may not be reborrowed.

            2.7.3 APPLICATION OF PAYMENTS TO PRINCIPAL AND INTEREST. All payments in respect of the principal amount of the Loans shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments shall be applied to the payment of unpaid interest before application to principal.

            2.7.4 GENERAL PROVISIONS REGARDING PAYMENTS.

            2.7.4.1 MANNER AND TIME OF PAYMENT. All payments by Borrower of principal, interest, fees and other Obligations hereunder and under the Notes and the other Loan Documents shall be made in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Agent not later than 12:00 Noon (New York time) on the date due at its office located at One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006; funds received by Agent after that time shall be deemed to have been paid on the next succeeding Business Day.

            2.7.4.2 PAYMENTS ON BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

            2.7.4.3 APPORTIONMENT OF PAYMENTS. Aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to the Lenders' respective Pro Rata Shares. The Agent shall promptly distribute to each Lender, at the address as such Lender may request, its Pro Rata Share of all such payments received by the Agent. Notwithstanding the foregoing provisions of this Section 2.7.4.3, if, pursuant to Section 2.10.4, any Affected Lender maintains Fixed Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, the Agent shall give effect thereto in apportioning payments received thereafter. Any payment to be apportioned and distributed by Agent pursuant to this Section 2.7.4.3 that is received by Agent prior to 12:00 Noon (New York time) on any Business Day shall be so apportioned and distributed by Agent to the applicable Lenders on such Business Day; any such payment received by Agent on or after 12:00 Noon (New York time) on any Business Day shall be so apportioned and distributed by Agent to the applicable Lenders on the next succeeding Business Day. Any payment or portion thereof that is not apportioned and distributed in accordance with the foregoing sentence shall accrue interest at the Federal Funds Effective Rate from the Business Day on which the payment is to be distributed to (but not including) the Business Day on which the payment is apportioned and distributed to the applicable Lenders, and Agent shall pay to each such Lender its proportionate share of all such accrued interest at such time as the payment in question is apportioned and distributed.

            2.7.4.4 NOTATION OF PAYMENT. Each Lender agrees that before disposing of the Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided, however, that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of any Loan Party hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

            2.7.5 Application of Proceeds of Collateral and Payments Under Mortgaged Property Subsidiary Guaranty.

            (i) APPLICATION OF PROCEEDS OF COLLATERAL. All proceeds received by the Agent in respect of any sale of, collection from, or other realization by Agent upon all or any part of the Collateral under any Security Document may, in the discretion of the Agent, be held by the Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by the Agent against, the obligations secured by such Security Document in the order of priority determined by Agent in its sole discretion.

            (ii) APPLICATION OF PAYMENTS UNDER ANY MORTGAGED PROPERTY SUBSIDIARY Guaranty. All payments received by the Agent under any Mortgaged Property Subsidiary Guaranty shall be applied promptly from time to time by the Agent in the order of priority determined by Agent in its sole discretion.

2.8 RELEASES OF PROPERTIES.

            2.8.1 CONDITIONS TO RELEASE. At any time and from time to time after the Closing Date, in connection with the refinancing, sale or other permanent disposition of any Property, Borrower may obtain a Release of the Lien of the Security Documents on such Property, subject to the following terms and conditions:

            2.8.1.1 Borrower shall have delivered written notice to Agent (a) not less than 30 days prior to the proposed Release Date specifying the proposed Release Date and such Property, and (b) not less than 5 days prior to the actual Release Date specifying such actual Release Date and such Property;

            2.8.1.2 no Event of Default shall have occurred and be continuing as of the date of the delivery of the release notices (other than an Event of Default or Potential Event of Default that either (x) pertains solely to the Property or portion thereof which is the subject of such Release, or
      (y) which will be cured by such Release and the transactions consummated in connection therewith) and no Event of Default shall be continuing as of the Release Date after giving effect to such Release and the transactions consummated in connection therewith;

            2.8.1.3 Borrower shall concurrently prepay the Loans in an amount equal to the Release Price for such Property, plus such other amounts, if any, as may be due by virtue of a prepayment of the Loans under Section 2.7.2;

            2.8.1.4 Borrower shall have delivered to Agent (a) an Officers' Certificate dated and effective as of the Release Date, certifying as to the matters referred to in Section 2.8.1.2, and (b) an Officer's Certificate, certified by the Chief Executive Officer or Chief Financial Officer of Borrower, in detail reasonably satisfactory to Agent and accompanied by the financial statements and other information used by Borrower to calculate the information contained therein, demonstrating that such Release will not cause violation of the covenants set forth in
      Section 6.7 of this Agreement.

            2.8.1.5 Borrower, at its sole cost and expense, shall have (a) delivered to Agent one or more endorsements to the Title Policy insuring that, after giving effect to such Release, the insured Liens created by the Mortgages on the Properties which are not being Released are in full force and effect and unaffected by such Release, (b) prepared any and all documents and instruments necessary to effect such Release, all of which shall be reasonably satisfactory in form and substance to Agent, and (c) paid all costs and expenses incurred by Agent and its counsel in connection with the review, execution and delivery of the release documents; and

            2.8.1.6 all other proceedings taken or to be taken in connection with such Release and all documents incidental thereto shall be reasonably satisfactory in form and substance to Agent and Agent's counsel, Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request and counsel for Agent shall have received such documents and evidence that such counsel shall require in order to establish compliance with the conditions set forth in this Section.

Borrower may obtain a Release of the Lien of the Security Documents in respect of a portion of any Property, if title to such portion has been permanently Taken, by complying with the foregoing terms and conditions on the applicable Release Date.

            2.8.2 [Intentionally Deleted.]

            2.8.3 EFFECT OF RELEASE. Upon any Release of any Property in accordance with this Section 2.8, such property shall cease to be a Property for the purposes of this Agreement (other than for purposes of any indemnity contained herein or in any of the other Loan Documents to the extent such indemnification applies to such Property). From and after release of all Properties owned by any Borrower, such Borrower shall cease to be a Borrower hereunder and shall thereafter have no liability for obligations of the Loan Parties arising from and after the date of such release. Notwithstanding the foregoing, COPLP shall at all times remain a Borrower hereunder.

2.9 USE OF LOAN PROCEEDS.

            2.9.1 LOANS. Subject to the other provisions of this Agreement, the proceeds of the Loans shall be applied by Borrower (i) FIRST, to the repayment (or, in the case of the Blue Bell Properties, provision reasonably acceptable to Lender for the repayment) of existing Indebtedness, if any, secured by Liens on the Properties, and (ii) THEN to such other uses as Borrower shall deem appropriate.

            2.9.2 MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by any Loan Party or any of its Subsidiaries in any manner that might cause the borrowing to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing.

2.10 SPECIAL PROVISIONS GOVERNING EURODOLLAR RATE.

            Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to the Eurodollar Rate Loans as to the matters covered:

            2.10.1 SPECIAL EURODOLLAR INTEREST RATE PROVISIONS.

            2.10.1.1 APPLICABLE RATE. From time to time upon Borrower's request during the Extension Term Lender shall advise Borrower of the interest rate applicable to such Loans. Agent shall advise Borrower of the amount of each interest payment in advance of each Payment Date in accordance with the customary procedures of Agent with respect thereto, but the failure of Agent to provide such advice accurately or timely shall not vary the obligation of Borrower to pay the same in accordance with the terms of this Agreement.

            2.10.1.2 INTEREST PERIODS. At least five Business Days before the Closing and expiration of each applicable Interest Period, Borrower shall deliver to Lender a Notice of Interest Period Selection selecting an interest period (each an "INTEREST PERIOD") to be applicable to the Loans, which Interest Period shall be at

      Borrower's option either a one, three or six month period; PROVIDED, HOWEVER, that:

                  (a) the initial Interest Period shall commence on the third
            Anniversary;

                  (b) each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                  (c) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, unless the Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, in which case such Interest Period shall expire on the next preceding Business Day;

                  (d) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                  (e) no Interest Period with respect to any portion of the
            Loans shall extend beyond the Maturity Date; and

                  (f) if Borrower fails to properly select an Interest Period,
            Borrower shall be deemed to have selected an Interest Period of one month.

            2.10.2 DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, Agent shall determine the Eurodollar Rate for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Lender. Agent's determination shall be final, conclusive and binding upon all parties, absent manifest error.

            2.10.3 Inability to Determine Applicable Interest Rate; Existence of Default. If on any Interest Rate Determination Date Agent determines in good faith that by reason of circumstances affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the Eurodollar Rate, Agent shall on such date give notice to Borrower of such determination, whereupon any Notice of Interest Period Selection given by Borrower with respect to the Loans in respect of which such determination was made shall be deemed to contain a request that the interest rate applicable to the Loans be the Base Rate. Agent's determination shall be final and conclusive and binding upon all parties hereto, absent manifest error.

            2.10.4 ILLEGALITY OR IMPRACTICABILITY OF EURODOLLAR RATE. If at any time any Lender determines in good faith that the application of its Eurodollar Rate (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or not having the force of law even though the failure to comply therewith would not be unlawful) which was adopted or became effective after the date of this Agreement or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the interbank Eurodollar market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that date give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and the Agent of such determination. Thereafter, (a) the obligation of the Affected Lender to convert the interest rate applicable to such Loans to the Eurodollar Rate shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate then being requested by Borrower to continue hereunder, the Affected Lender shall convert such Loans to the Fixed Rate (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "AFFECTED LOANS") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Eurodollar Rate Loans or when required by law and (d) the Affected Loans shall automatically convert into Fixed Rate Loans on the date of such termination. Except as provided in the immediately preceding sentence, nothing in this Section 2.10.4 shall affect the obligation of any Lender other than an Affected Lender to maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement. Once the conditions causing a Lender to be an Affected Lender no longer exist, such Lender shall, promptly after it becomes aware thereof, withdraw the notice that it is an Affected Lender by giving notice (by telecopy or by telephone confirmed in writing) to Borrower and the Agent and such Lender's obligations to make Eurodollar Rate Loans hereunder shall be immediately reinstated. Any Lender's determination shall be final and conclusive and binding upon all parties hereto, absent manifest error, but shall be made only after consultation with the Agent and Borrower.

            2.10.5 Compensation For Breakage or Non-Commencement of Interest Periods. Borrower shall compensate Lenders, upon written request by Agent setting forth the basis for requesting such amounts, for all reasonable costs, expenses and liabilities (including any interest paid by any Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any costs, expense or liability sustained by any Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason a continuation of the Eurodollar Rate does not occur on a date specified therefor in a Notice of Interest Period Selection, (ii) if any prepayment occurs on a date that is not the last day of an Interest Period,
(iii) if any prepayment (including any prepayment pursuant to Section 2.7.2) is not made by Borrower on any date specified in a notice of prepayment given by Borrower or (iv) as a consequence of any other default by Borrower.

            2.10.6 BOOKING OF EURODOLLAR RATE LOANS. Each Lender may make, carry or transfer the Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of such Lender, provided that at the time of such making or transfer Borrower would not thereby be made subject to (x) suspension of the applicability of the Eurodollar Rate under Section 2.10.4, (y) payment obligations under Section 2.10.8, or (z) withholding for Taxes under Section 2.10.9.

            2.10.7 ASSUMPTIONS CONCERNING FUNDING OF EURODOLLAR RATE LOANS. Calculation of all amounts payable to a Lender under this Agreement shall be made as though such Lender had actually funded the Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause
(i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of the Loans and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender located in the United States of America.

Nevertheless, each Lender may fund the Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this Agreement.

            2.10.8 INCREASED COSTS; TAXES; CAPITAL ADEQUACY.

            2.10.8.1 COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to
      Section 2.10.9 (which shall be controlling with respect to the matters covered thereby), if Lender shall in good faith determine that any law, treaty or governmental rule, regulation or order, or any change therein or in the governmental interpretation, administration or application thereof (including the adoption of any new law, treaty or governmental rule, regulation or order), or any determination of a Governmental Authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other Governmental Authority or quasi-governmental authority (whether or not having the force of law):

                  (a) subjects such Lender (or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender), with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                  (b) imposes, modifies or holds applicable any reserve
            (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of Lender (other than any such reserve or other requirements with respect to the Loans that are already reflected in the definition of Adjusted Eurodollar Rate); or

                  (c) imposes any other condition (other than with respect to a
            Tax matter) on or affecting Lender (or its applicable lending office) or its obligations hereunder or the interbank Eurodollar market;

and the result of any of the foregoing is to increase the cost to Lender of agreeing to make, making or maintaining Loans hereunder then bearing the Eurodollar Rate or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall promptly pay to Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate Lender for any such increased cost or reduction in amounts received or receivable hereunder. Lender shall deliver to Borrower (with a copy to Lender) a written statement setting forth in reasonable detail the basis for calculating the additional amounts owed to Lender under this Section, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

            2.10.9 WITHHOLDING OF TAXES.

            2.10.9.1 PAYMENTS TO BE FREE AND CLEAR. All sums payable by Borrower under this Agreement and the other Loan Documents shall be paid free and clear of and (except to the extent required by law) without any deduction or withholding on account of any Tax (excluding (i) Taxes imposed on the Agent's or Lender's overall net income or measured by Lender's net or gross income, net receipts or net worth or (ii) franchise Taxes imposed on Lender by a jurisdiction in which (a) such Lender is organized, (b) such Lender is doing business or (c) such Lender's applicable lending office is located, and which franchise Taxes would not have been imposed but for such organization, doing business or lending office of such Lender or (d) Taxes to which any Lender is generally subject by reason of its conduct of business therein) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Borrower.

            2.10.9.2 GROSSING-UP OF PAYMENTS. If Borrower or any other Loan Party is required by law to make any deduction or withholding on account of any such Tax from any sum paid or payable by Borrower to the Agent or any Lender under any of the Loan Documents:

                  (a) Borrower shall notify Agent of any such requirement or any change in any such requirement promptly after Borrower becomes aware of it;

                  (b) Borrower shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Borrower) for its own account or (if that liability is imposed on Lender) on behalf of and in the name of the Agent or such Lender;

                  (c) the sum payable by Borrower in respect of which such
            deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment, the Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment been required or made; and

                  (d) within 30 days after paying any sum from which it is
            required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by Section 2.10.9.2(b) above to pay, Borrower shall deliver to the Agent evidence satisfactory to the affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority;

PROVIDED, HOWEVER, that no such additional amount shall be required to be paid to any Lender under clause (c) above except to the extent that any change after the date hereof (in the case of any Lender listed on a signature page hereof) or after the date such Lender became a Lender pursuant to Section 8.1 (in the case of each other Lender) in any such requirement for a deduction, withholding or payment shall result in an increase in the rate of such deduction, withholding or payment from that in effect at the date of this

Agreement (in the case of any Lender listed on a signature page hereof) or at the date such Lender became a Lender pursuant to Section 8.1 (in the case of each other Lender) in respect of payments to such Lender.

            2.10.9.3 U.S. TAX CERTIFICATES. Each Lender that is organized under the laws of the United States of America or any state or political subdivision thereof or the District of Columbia shall deliver to Borrower a properly completed and duly executed Internal Revenue Service Form W-9 on the date on which it becomes a Lender (including pursuant to Section 8.1). Each Lender that is organized under the laws of any jurisdiction other than the United States of America or any state or other political subdivision thereof or the District of Columbia shall deliver to Borrower, on the date on which it becomes a Lender pursuant to Section 8.1, such certificates, documents or other evidence, properly completed and duly executed by such Lender (including Internal Revenue Service Form W-8 and Form 1001 or Form 4224 by Treasury Regulations Section 1.1441-4(a) or
      Section 1.1441-6(c) or any successor thereto) to establish that such Lender is not subject to deduction or withholding of United States federal income tax under Section 1441, 1442 or 3406 of the Internal Revenue Code or otherwise (or under any comparable provisions of any successor statute) with respect to any payments to such Lender of principal, interest, fees or other amounts payable under any of the Loan Documents. Each Lender further agrees to deliver additional Internal Revenue Service Forms W-8, W-9, 1001, 4224 (or successor forms, or such other certificates, documents or evidence, completed as aforesaid, and establishing that such Lender is not so subject to deduction or withholding) (i) promptly following the occurrence of any event requiring a change in a form previously delivered by it to Borrower and (ii) such extensions or renewals as may be reasonably requested by the Borrower.

            2.10.9.4 REFUNDS, ETC. If any Lender receives a refund in respect of any Taxes paid by Borrower pursuant to Section 2.10.9.2(b), it shall promptly pay to Borrower such refund and any interest paid with respect thereto.

            2.10.10 CAPITAL ADEQUACY ADJUSTMENT. If any Lender shall have reasonably determined that the adoption, effectiveness, phase-in or applicability (after the date of this Agreement) of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any Governmental Authority, including any central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law (after the date of this Agreement)) of any such Governmental Authority, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's interest in the Loans or other obligations hereunder with respect to the Loans to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Borrower from such Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Borrower (with a copy to Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error. Nothing in this Section 2.10.10 shall require Borrower to make any payments in respect of Taxes; the Borrower's obligations to indemnify for Lender Taxes shall be limited to its obligations under Section 2.10.9.

            2.10.11 OBLIGATION OF THE LENDER TO MITIGATE.

            Each Lender agrees that, as promptly as practicable after the officer of Lender responsible for administering the Loans becomes aware of the occurrence of an event or the existence of a condition that would entitle Lender to (x) become an Affected Lender, (y) receive payments under Section 2.10.8, or
(z) require Borrower to make payments under Section 2.10.9, it will, to the extent not inconsistent with its formally-adopted internal policies of general application and any applicable legal or regulatory restrictions, use reasonable efforts to (i) maintain the Loans or interest of Lender through another lending office of Lender, or (ii) take such other measures as such Lender may deem reasonable, if as a result thereof the effect of the matters described in clauses (x), (y) and (z) above would be materially reduced and if, as determined by such Lender in its reasonable judgment, the making, funding or maintaining of the Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect the Loans or the interests of Lender; PROVIDED, HOWEVER, that Lender will not be obligated to utilize such other lending office pursuant to this Section unless Borrower agrees to pay all incremental expenses incurred by Lender as a result of utilizing such other lending office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Borrower pursuant to this Section (setting forth in reasonable detail the basis for requesting such amount) submitted by Lender to Borrower (with a copy to Agent) shall be conclusive absent manifest error.

                                    ARTICLE 3
                                   CONDITIONS

3.1 CONDITIONS PRECEDENT TO LENDER'S OBLIGATIONS.

            Lender's obligations under this Agreement are conditioned upon the satisfaction prior to or concurrent with the Closing, at the expense of Borrower, of the conditions specified in this Section 3.1, in each case as reasonably determined by Agent:

            3.1.1 CORPORATE DOCUMENTS. Each Loan Party that is a corporation, trust, or limited liability company and each corporation, trust, or limited liability company, or general partner of a Partnership Loan Party shall deliver or cause to be delivered to Agent (with sufficient originally executed copies for each Lender and Agent's counsel) the following, each dated the Closing Date unless otherwise noted:

            3.1.1.1 executed originals of each Loan Document to which it is a party;

            3.1.1.2 certified copies of its Certificate of Incorporation/Declaration of Trust/Articles of Organization, together with a good standing certificate (including verification, where generally available, of tax good standing) from the Secretary of State (or similar official) of its jurisdiction of incorporation/formation and each other state in which a Property owned by such Loan Party is located), each dated not more than 60 days prior to the Closing Date;

            3.1.1.3 copies of its Bylaws, certified as of the Closing Date by its corporate/trust secretary or an assistant secretary if a corporation or trust, and copies of its limited liability company agreement, certified as of the Closing Date, as applicable, by the manager of the limited liability company if a limited liability company;

            3.1.1.4 if a corporation or trust, resolutions of its Board of Directors/Board of Trustees approving and authorizing (a) the execution, delivery and performance of each Loan Document to which it is a party and
      (b) the consummation of the transactions contemplated hereby and thereby, in each case certified as of the Closing Date by its corporate trust secretary or an assistant secretary as being in full force and effect without modification or amendment; and

            3.1.1.5 signature and incumbency certificates of its officers executing this Agreement and the other Loan Documents to which it is a party.

            3.1.2 PARTNERSHIP DOCUMENTS. Each Partnership Loan Party shall deliver to Agent (with sufficient originally executed copies for each Lender and Agent's counsel) the following, each unless otherwise noted dated the Closing
Date:

            3.1.2.1 executed originals of each Loan Document to which it is a party;

            3.1.2.2 a conformed copy of its partnership agreement, certified by each general partner of such partnership as of the Closing Date as being in full force and effect without modification or amendment;

            3.1.2.3 with respect to each Partnership Loan Party that is a limited partnership, its Certificate of Limited Partnership, certified by the Secretary of State (or similar official) of its jurisdiction of formation and a certificate of existence or good standing, as the case may be, from the Secretary of State (or similar official) of such jurisdiction, each dated not more than 60 days prior to the Closing Date, and a good standing certificate or certificate of existence, as the case may be, from the Secretary of State (or similar official) of each state or other jurisdiction in which a Property owned by such entity is located;

            3.1.2.4 all documents of such Partnership Loan Party and its partners (to the extent required by the applicable organizational documents) approving or authorizing (a) the execution, delivery and performance of the Loan Documents to which it is a party, and (b) the consummation of the transactions contemplated hereby and thereby, each certified as of the Closing Date by the general partner of such Partnership Loan Party; and

            3.1.2.5 a signature and incumbency certificate of the Person(s) executing on behalf of such Partnership Loan Party any Loan Documents.

            3.1.3 OPERATING STATEMENTS. Borrower shall have delivered to Agent the following information, current as of a date not less than 45 days before the Closing Date, and each in form and substance satisfactory to Agent:

            3.1.3.1 current rent roll for each Property;

            3.1.3.2 quarterly operating statements for each Property;

            3.1.3.3 current operating plans and budgets for each Property, with a year to date analysis of variations from such plans and budgets; and

            3.1.3.4 current capital expense budgets for each Property, with a year to date analysis of variations from such budgets.

            3.1.4 OFFICER'S CERTIFICATES. Each Loan Party shall have delivered to Agent an Officers' Certificate of the Chief Executive Officer or the Chief Financial Officer of such Loan Party, or its general partner certifying as to the following:

            3.1.4.1 the accuracy of the financial and operating statements delivered to Agent as of the Closing Date;

            3.1.4.2 the Consolidated Tangible Net Worth of COPT and its Subsidiaries as of March 31, 1998, as adjusted for additional issuance of equity Securities of COPT or any of its Subsidiaries since that date in a manner acceptable to Agent;

            3.1.4.3 since December 31, 1997, no Material Adverse Effect has occurred; and

            3.1.4.4 compliance of the Loan Parties with all of their obligations hereunder as of such date, together with a calculation testing compliance with financial and monetary covenants attached thereto in a form reasonably satisfactory to Agent, each as of the Closing Date.

            3.1.5 Maintenance of Tenanting Costs Account. Borrower shall be properly maintaining the Tenanting Costs Reserve Account.

            3.1.6 PAYMENT OF FEES. Payment of all fees payable as of the Closing Date pursuant to the Fee Letter.

            3.1.7 NO MATERIAL ADVERSE EFFECT. Since December 31, 1997, no condition or event has occurred that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

            3.1.8 SECURITY INTERESTS. Borrower shall have taken or caused to be taken all such actions as may be necessary or reasonably requested by Agent to give Agent, on behalf of Lenders, a valid, enforceable and perfected first priority Lien on or first priority security interest in the Collateral owned by Borrower as of the Closing Date. Such actions shall include the following:

            3.1.8.1 the delivery to Lender of fully executed and acknowledged counterparts of such amendments and/or modifications as Agent shall require to the Mortgage, the Assignment of Rents and Leases, the Security Agreement, and all other Security Documents with respect to the Properties and the other Collateral owned by Borrower as of the Closing Date, and the delivery of evidence satisfactory to Lender that counterparts of such amendments and/or modifications to the Mortgage, the Assignment of Rents and Leases and all other of such documents as Agent desires to have recorded have been or will be recorded in all places necessary or desirable to create and maintain (a) valid and enforceable first priority Liens on the fee simple interests of Borrower in the Properties in favor of Agent, on behalf of the Lenders, as mortgagee, (b) valid and enforceable first priority Liens on the Rents and Leases in favor of Agent, on behalf of the Lenders, (c) valid and enforceable first priority Liens in all fixtures at the Properties, in favor of Agent, on behalf of the Lenders as secured party, and (d) valid and enforceable first priority Liens in all other items of Collateral owned by Borrower as of the Closing Date in favor of Agent, on behalf of the Lenders;

            3.1.8.2 (a) the delivery to Agent for filing pursuant to the Security Documents of properly executed financing statements or such amendments thereto as Agent shall require under the Uniform Commercial Code (or any equivalent or similar legislation), or any other documents required to be filed by other Applicable Laws, satisfactory in form and substance to Agent in each jurisdiction as may be necessary (in Agent's reasonable judgment) effectively to perfect and maintain the security interests in the Collateral created by the Security Documents executed by Borrower and (b) the delivery of evidence that such financing statements or other documents will have been or will be recorded in all places necessary or desirable, in the reasonable judgment of Lender, to create and maintain valid and enforceable first priority Liens on such Collateral in favor of Agent on behalf of the Lenders;

            3.1.8.3 the delivery to Agent of a title commitment (together with copies of all documents listed therein as exceptions to title) dated not more than 40 days prior to the Closing Date with respect to each Property and PRO FORMA Title Policies, and/or such endorsements thereto as Agent shall reasonably require, dated not more than 20 days prior to the Closing Date with respect to each such Property, each reasonably satisfactory in form and substance to Agent;

            3.1.8.4 the delivery to Agent of the Title Policies or marked title commitments insuring fee simple or leasehold title to each of the Properties vested in Borrower and insuring the first priority of the Liens created under the Mortgages in an aggregate amount not less than $100,000,000, in each case subject only to Permitted Encumbrances, and such other title exceptions as are satisfactory to Agent. Such Title Policies shall be reinsured with title insurance companies acceptable to Agent in amounts as required by Agent subject to facultative reinsurance agreements in form satisfactory to Agent. Such Title Policies shall also contain such endorsements and affirmative insurance provisions as Agent may reasonably require and to the extent the same are available in the applicable jurisdiction, including "comprehensive" endorsements, revolving credit endorsements, affirmative insurance against mechanic's liens, survey exceptions, violations of covenants, conditions and restrictions, encroachments, gap insurance, contiguity endorsements, tie-in endorsements, access endorsements, "Last-dollar" endorsements, survey endorsements, contingent loss/first loss endorsements, variable rate mortgage endorsements, and any other endorsements reasonably required by Agent to address issues raised by Agent's due diligence or as a matter of Applicable Law. In addition, Borrower shall have paid to the Title Company and to the appropriate Governmental Authority all expenses and premiums of the Title Company in connection with the issuance of such Title Policies and/or endorsements thereto and in connection with any Loans hereunder an amount equal to the recording and stamp taxes (including mortgage recording, intangible and similar taxes) payable in connection with recording each Mortgage, the Assignment of Rents and Leases in the appropriate county land or recorder's offices or otherwise payable in connection with the Loans;

            3.1.8.5 the delivery to the Title Company of such certificates and affidavits as the Title Company may reasonably require in connection with the issuance of the Title Policies and/or endorsements thereto;

            3.1.8.6 the delivery to Agent of a Survey with respect to each of the Properties, dated or re-dated to within 180 days prior to the Closing Date, which Surveys shall be reasonably satisfactory in form and substance to Agent;

            3.1.8.7 unless a title insurance zoning endorsement is issued to Agent by the Title Company, the delivery to Agent of a letter, to the extent generally available, from the applicable Governmental Authority with respect to each of the Properties and reasonably satisfactory to Agent stating that all Improvements on each such Property have been constructed and are being used and operated in material compliance with
      (a) all applicable zoning, subdivision, local environmental, building and land use laws, ordinances, rules and regulations of all Governmental Authorities or quasi-governmental authorities having jurisdiction with respect to each such Property and all applicable fire and building maintenance codes, and (b) all building permits issued in respect of each such Property for work then being conducted and the certificate of occupancy (if available) for each such Property;

            3.1.8.8 the delivery to Agent of an opinion of counsel or opinions in each state or other jurisdiction in which each Property is located, dated the Closing Date, addressed to Agent and the Lenders and in form and substance reasonably satisfactory to Agent;

            3.1.8.9 the delivery to Agent of evidence reasonably satisfactory to Agent that all other filings, recordings and other actions Agent deems necessary or advisable to establish, perfect and preserve the Liens granted to Agent in the Collateral owned by Borrower as of the Closing Date shall have been made.

            3.1.9 INSURANCE. Borrower shall have delivered to Agent (i) duplicate originals or true and complete copies of each policy or other evidence of insurance required by this Agreement evidencing (a) the issuance of such policies, (b) that Borrower is not then in default in the payment of any premium and (c) coverage which meets all of the requirements set forth in this Agreement; and (ii) an Officers' Certificate dated the Closing Date to the effect that the insurance coverage required by this Agreement is in full force and effect and that all premiums therefor have been paid. To the maximum extent permitted by law, Borrower hereby irrevocably waives, releases and discharges any and all rights of action, demands and other claims of any kind or nature against Agent or the Lenders arising from any failure of Agent or the Lenders to comply with the National Flood Insurance Act of 1968 (42 U.S.C. ss.ss. 4001, ET SEQ.), the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, including any failure of Agent or the Lenders to provide Borrower with written notification within ten days prior to the Closing Date whether any Property is in a special flood hazard area or whether federal disaster relief assistance will be available in the event of flood damage to any Property.

            3.1.10 MANAGEMENT AGREEMENTS. Borrower shall have delivered to Agent executed or conformed, certified copies of each of the Management Agreements and all amendments thereto entered into on or before the Closing Date, which Management Agreements shall be reasonably satisfactory in form and substance to Lender. The Management Agreements shall be in full force and effect and no term or condition thereof shall have been amended or modified, or waived in any material respect after the execution thereof (other than the waiver of any Management Fee previously due and payable).

            3.1.11 MATERIAL LEASES; TENANT ESTOPPEL CERTIFICATES. Borrower shall have delivered to Agent (i) a Rent Roll for each Property, accompanied by an Officers' Certificate with respect thereto, (ii) executed or conformed, certified copies of each Material Lease with respect to each Property and all amendments thereto entered into on or before the Closing Date, which Material Leases shall be reasonably satisfactory in form and substance to Agent; the Material Leases, as so amended, shall be in full force and effect and no term or condition thereof shall have been further amended or modified, or waived after the execution thereof; and no Person shall have failed in any material respect to perform any material obligation or covenant or satisfy any material condition required by the Material Leases to be performed or complied with on or before the Closing Date; and (iii) original counterparts of Tenant Subordination Agreements and estoppel certificates with respect to Leases demising at least 75% of the net rentable square footage of each Property (and including all Material Leases) (or such lesser requirement with respect to any Property as is mutually acceptable to the Requisite Lenders (including Agent)), reasonably satisfactory in form and substance to Agent, duly executed and delivered by each Tenant party to such Material Lease.

            3.1.12 ENVIRONMENTAL AUDITS. Borrower shall have delivered to Agent evidence satisfactory to Agent, in its sole discretion, that (i) there are no material pending or threatened claims, suits, actions or proceedings arising out of or relating to the existence of any Hazardous Materials at, in, on, from, around or under any of the Properties; (ii) each such Property is in compliance in all material respects with all applicable Environmental Laws with respect to such Property; and (iii) no Hazardous Materials exist at, in, on, from, around or under any such Property, except in compliance in all material respects with applicable Environmental Laws and all other Hazardous Materials have been removed from each Property to the extent required by Applicable Law. Such evidence shall include a comprehensive environmental audit (which shall include a Phase I environmental audit, or an update thereto, and, either if recommended or suggested by an Approved Environmental Consultant or, if not so recommended or suggested, if determined by Agent in its sole discretion to be necessary or desirable after considering factors reasonably related to such determination, a Phase II environmental audit), satisfactory in form and substance to Agent, conducted and certified by an Approved Environmental Consultant. Such evidence shall also include (a) a reliance letter from such Approved Environmental Consultant with respect to each such environmental audit or update thereto addressed to Agent, which reliance letter shall be satisfactory in form and substance to Agent, (b) certification that all required approvals from all Governmental Authorities having jurisdiction with respect to the environmental condition of the Properties, if any, have been obtained, and (c) such other environmental reports, inspections and investigations as Agent shall in its sole discretion require after considering factors reasonably related to such determination, prepared, in each instance, by an Approved Environmental Consultant, which approvals, reports, inspections and investigations shall be satisfactory in form and substance to Agent, in its sole discretion. On or before the Closing Date, Borrower shall have delivered to Agent evidence satisfactory to Agent, in its sole discretion, that Borrower has complied with the recommendations and suggestions of all environmental consultant(s) referred to above.

            3.1.13 ENGINEERING REPORTS. Borrower shall have delivered to Agent
(i) a written Engineering Report or update thereto with respect to each Property prepared by an Engineer acceptable to Agent, which Engineering Report shall contain current repair recommendations for the first five years, and shall in all other respects be reasonably satisfactory in form and substance to Lender; and (ii) a reliance letter from such Engineer with respect to each such Engineering Report or update thereto addressed to Agent, which letter shall be in form and substance reasonably satisfactory to Agent.

            3.1.14 APPRAISALS. Agent shall have received (i) an Appraisal of each Property or update thereto prepared by an Appraiser designated by Agent, which Appraisal shall be reasonably satisfactory in form and substance to Agent and shall satisfy all applicable regulatory requirements; and (ii) copies of all appraisals, market studies, and similar information with respect to each of the Properties in the possession or under the control of the Loan Parties or any of their Subsidiaries or partners.

            3.1.15 OPINIONS OF LOAN PARTIES' COUNSEL; AUDITOR'S LETTER. On the Closing Date Borrower shall have delivered to Agent and its counsel executed copies of each of the favorable written opinions, each dated as of the Closing Date, of legal counsels for the Loan Parties, which shall be in the form and substance reasonably approved by Lender and its counsel and the Requisite Lenders.

            3.1.16 OPINION OF AGENT'S COUNSEL. The Lenders shall have received executed copies of the favorable written opinion of O'Melveny & Myers LLP, counsel to Agent, dated as of the Closing Date.

            3.1.17 NO ADVERSE LITIGATION. There shall not be pending or, to the knowledge of Borrower, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Loan Parties or any of their Subsidiaries, or any property of the Loan Parties or any of their Subsidiaries that has not been disclosed by Borrower in writing pursuant to
Section 4.6 prior to the execution of this Agreement and that is reasonably likely to have a Material Adverse Effect, and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the reasonable opinion of Agent, is likely to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of the Loans on the terms and conditions contained in this Agreement and the other Loan Documents.

            3.1.18 EXISTING INDEBTEDNESS. Borrower shall have caused the holders of all Indebtedness secured by the Properties to deliver to Agent and the Title Company pay-off or demand letters and other similar materials with respect to such Indebtedness sufficient to enable the Title Company to use the proceeds of the Loans to pay off such Indebtedness and obtain releases and reconveyances of mortgages, fixture filings, financing statements and other liens within seventy-five days after the Closing.

            3.1.19 CONTINGENT OBLIGATIONS. Agent and Lenders shall have received and approved a list of any Contingent Obligations of the Loan Parties in excess of $1,000,000 individually or $5,000,000 in the aggregate.

            3.1.20 PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Agent, for distribution (as appropriate) to the Lenders and Agent, the expenses payable pursuant to Section 8.2.

            3.1.21 COMPLETION OF PROCEEDINGS. All corporate, trust and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent and its counsel shall be reasonably satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

            3.1.22 OTHER DOCUMENTS. Each Loan Party shall have delivered to Lender such other information and documents as Lender may reasonably request.

            3.1.23 CROSS-COLLATERALIZATION.

            3.1.23.1 COPLP, COPT and the applicable Subsidiaries thereof shall have delivered to Agent (with sufficient originally executed copies for each Lender and Agent's counsel) such documents, agreements and amendments or modifications to existing documents and agreements as are necessary in Agent's sole discretion to provide that the Collateral (as defined in the Revolving Credit Agreement) shall constitute Collateral hereunder;

            3.1.23.2 Borrower shall have taken or caused to be taken all such actions as may be reasonably necessary or reasonably requested by Agent to give Agent, on behalf of Lenders, valid enforceable and perfected Lien (subordinate only to Liens in favor of Lenders or otherwise approved by Agent in its sole and absolute discretion) on or security interest (subordinate only to Liens in favor of Lenders or otherwise approved by Agent in its sole and absolute discretion) in the Collateral (as defined in the Revolving Credit Agreement) that shall constitute Collateral pursuant to the foregoing subsection 3.1.23.1.

            3.1.23.3 In connection with the foregoing, Borrower shall deliver to Agent such things and perform such acts, as are described in Sections
      3.1.8.1 to 3.1.8.9 hereof in each case with respect to the Collateral described in the foregoing subsection 3.1.23.1.

3.2 INTENTIONALLY OMITTED.

                                    ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES

            In order to induce Agent and the Lenders to enter into this Agreement and to make the Loans and to induce other Lenders to purchase participations therein, COPT, as to itself only, and each of the other Loan Parties, as to all other Loan Parties (but not as to COPT), represents and warrants to Agents and the Lenders that, as of the Closing Date, the following statements in this Article 4 are true, correct and complete on the Closing Date.

4.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND
    SUBSIDIARIES.

            4.1.1 ORGANIZATION AND POWERS. COPT and each of its subsidiaries is a trust/corporation/partnership/limited liability company duly formed/organized, validly existing and in good standing under the laws of its jurisdiction of formation/incorporation/organization (which jurisdiction is set forth on SCHEDULE 4.1.1 annexed hereto). COPT and each such Subsidiary has the requisite power and authority to own and operate its properties, to carry on its business now as conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party, to carry out the transactions contemplated hereby and thereby. Each entity comprising Borrower is a limited partnership duly formed and validly existing under the laws of its jurisdiction of organization (which jurisdiction is set forth on SCHEDULE 4.1.1) and has all requisite partnership power and authority to own and operate its properties (including the Properties owned by it), to carry on its business as now conducted and proposed to be conducted, to enter into each Loan Document to which it is a party and to carry out the transactions contemplated hereby and thereby and to issue and pay the Notes issued by it.

            4.1.2 QUALIFICATION AND GOOD STANDING. Each Loan Party is qualified to do business and in good standing in every jurisdiction necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. The jurisdictions in which each Loan Party and each of its Subsidiaries owns property or otherwise conducts business as of the Closing Date are set forth on
SCHEDULE 4.1.1 annexed hereto.

            4.1.3 CONDUCT OF BUSINESS. The Loan Parties are engaged only in the businesses permitted to be engaged in by them pursuant to Section 6.14.

4.2 AUTHORIZATION OF BORROWING, ETC.

            4.2.1 AUTHORIZATION OF BORROWING. The execution, delivery and performance of this Agreement and the other Loan Documents to which each Loan Party is a party and the issuance, delivery and payment of the Notes have been duly authorized by all necessary trust, corporate, partnership or other action on the part of each Loan Party, as the case may be.

            4.2.2 NO CONFLICT. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party and the consummation of the transactions contemplated hereby and thereby to be performed by it do not and will not (i) violate any provision of law applicable to any Loan Party, the Certificate of Incorporation or Bylaws, Declaration of Trust or Bylaws, partnership agreement, or other organizational document of such Loan Party or any order, judgment or decree of any court or other agency of government binding on such Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party, which default, individually or in the aggregate, could have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens securing the Obligations), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party the absence of which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, other than approvals or consents which will be or have been obtained on or before the Closing Date and disclosed in writing to Lender.

            4.2.3 GOVERNMENTAL CONSENTS. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party and the consummation of the transactions contemplated hereby and thereby to be performed by it do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority, except for (i) such of the foregoing which will have been made or obtained on or before the Closing Date and (ii) the recordings and filings required to perfect the Liens granted pursuant to the Security Documents. As of the Closing Date, all consents or approvals from or notices to or filings with any federal, state, or other (domestic or foreign) regulatory authorities required to be obtained on or before such date in connection with the documents or transactions described or referred to in the preceding sentence will have been accomplished in all material respects in compliance in all material respects with all Applicable Laws. The consummation of the other transactions contemplated by this Agreement and the other Loan Documents to be performed by the applicable Loan Parties do not and will not violate any Applicable Law or regulation in any respect, except where such violation could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            4.2.4 BINDING OBLIGATION. This Agreement is, and the other Loan Documents when executed and delivered hereunder will be, the legally valid and binding obligations of the applicable Loan Parties, enforceable against the applicable Loan Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

4.3 FINANCIAL CONDITION; CONTINGENT OBLIGATIONS.

            4.3.1 FINANCIAL CONDITION. Borrower has heretofore delivered to Agent, at Agent's request, the following financial statements and information:
(i) the audited balance sheet of COPT at December 31, 1997 and the related consolidated statements of income, shareholders' equity and cash flows of COPT for the 12 months then ended; (ii) the unaudited statements of Property Gross Revenue and Property Operating Expenses for each of the Properties for the calendar years ended December 31, 1997, and the two immediately prior calendar years if available after Borrower's diligent efforts to obtain the same; and (iii) the consolidated financial statements of COPT and its Subsidiaries required to be delivered to Agent pursuant to this Agreement. The statements referred to in clause (i) of the preceding sentence were prepared in conformity with GAAP and fairly present, in all material respects, the consolidated financial position of COPT and its Subsidiaries as at the date thereof and the consolidated results of operations of COPT and its Subsidiaries for the period then ended, subject to changes resulting from audit and normal year end adjustments. On the Closing Date, except as set forth in SCHEDULE 4.3.1 annexed hereto, COPT and its Subsidiaries do not have any Contingent Obligation, contingent liability or liability for taxes, long-term lease or other long-term commitment not customarily involved in their respective businesses that is not reflected in the foregoing financial statements or the notes thereto and which is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of COPT and its Subsidiaries taken as a whole.

            4.3.2 CONTINGENT OBLIGATIONS. On the Closing Date, the Loan Parties and their respective Subsidiaries will not be directly or indirectly liable with respect to any Contingent Obligations, except as set forth on SCHEDULE 4.3.2 annexed hereto and except for any Contingent Obligations that are not in excess of $1,000,000 individually or $5,000,000 in the aggregate.

4.4 EXISTING GENERAL PARTNERS. The general partners of Borrower who have executed this Agreement as general partner of Borrower have no material assets other than their respective interests in each Borrower.

4.5 PROPERTIES; AGREEMENTS; LICENSES.

            4.5.1 TITLE TO PROPERTIES; LIENS. There are no outstanding options, rights of first refusal, rights of first offer or similar rights to purchase or otherwise acquire Borrower's interest in any Property, other than as set forth on SCHEDULE 4.5.1 annexed hereto. Each Borrower has good and marketable fee simple title to the Properties and good title to the remainder of the Collateral purported to be owned by it, free and clear of all Liens, in each case except Permitted Encumbrances and Liens permitted under the Loan Documents. All material fixtures, furnishings, attachments and equipment necessary for the operation, use and occupancy of each such Property have been installed or incorporated into such Property and each Borrower, as applicable, is the sole owner of all of the same, free and clear of all chattel mortgages, conditional vendor's liens and other liens, and security interests other than Permitted Encumbrances and Liens permitted pursuant to Section 6.3. Except as heretofore disclosed in writing by Borrower to Agent, no tax liens have been filed against any Borrower and/or any of the Properties, other than Liens for non-delinquent real property taxes.

            4.5.2 MATERIAL LEASES. Each Material Lease with respect to each Property and all amendments thereto that have been or shall be entered into on or before the Closing Date are listed on SCHEDULE 4.5.2 annexed hereto. The Material Leases, as so amended, shall be in full force and effect and no term or condition thereof has been further amended or modified, or waived after the execution thereof except in accordance with this Agreement; and no Person will have failed in any respect to perform any obligation or covenant or satisfy any condition required by the Material Leases to be performed or complied with, except where failure to so comply will not then have had and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.6 LITIGATION; ADVERSE FACTS.

            Except as set forth in SCHEDULE 4.6 annexed hereto, there is no action, suit, proceeding, arbitration or governmental investigation at law or in equity or before or by any Governmental Authority, or to the knowledge of any of the Loan Parties, changes to Applicable Law, pending or, to the knowledge of any of the Loan Parties, threatened against or affecting any Loan Party or any of its Subsidiaries, any Property or any other property of COPT or any of its Subsidiaries that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No Loan Party nor any of its Subsidiaries is (i) in violation in any material respect of any Applicable Law or (ii) subject to or in default with respect to any Applicable Law in either case that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on SCHEDULE 4.6 annexed hereto, to the knowledge of the Loan Parties, there are no pending or threatened actions, suits or proceedings to revoke, attack, invalidate, rescind or modify the zoning affecting any Property or any Authorizations heretofore issued with respect to any Property or asserting that such Authorizations or the zoning affecting any Property or any other property of any Loan Party or any of its Subsidiaries do not permit the continued use of such Property or property as contemplated by the Loan Documents. Except as set forth on SCHEDULE 4.6, to the knowledge of Borrower, no Person has asserted any claimed violation of Applicable Laws arising from the operation, use or occupancy of the Properties which has not been cured which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.7 TAXES.

            4.7.1 PAYMENT OF TAXES. Except to the extent set forth on the financial statements delivered pursuant to this Agreement, all material federal, state and local Tax returns and reports relating to any Loan Party or any of its Subsidiaries or the Properties required to be filed have been timely filed, and, except as permitted under Section 5.4, all material Taxes, Impositions, assessments, fees and other governmental charges upon any Loan Party or any of its Subsidiaries or upon the Properties which are due and payable have been paid prior to delinquency. Neither COPT nor Borrower knows of any proposed Tax assessment against any Loan Party or any of its Subsidiaries or the Properties that could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither any Loan Party nor any of its Subsidiaries (i) has executed or filed with the Internal Revenue Service or any other Governmental Authority any agreement or other document that remains in effect extending, or having the effect of extending, the period for assessment or collection of any Taxes, assessments, fees or other governmental charges or
(ii) has any obligation under any written Tax sharing agreement or agreement regarding payments in lieu of Taxes (other than obligations pursuant to partnership agreements to make distributions of cash for the payment of taxes).

            4.7.2 REIT STATUS. Since January 1, 1992, which is the date from which COPT's predecessor first qualified as a REIT under the Internal Revenue Code, COPT has at all times maintained its qualification as a REIT under the Internal Revenue Code.

            4.7.3 FOREIGN PERSON. None of the Loan Parties is a "foreign person" within the meaning of Section 1445 or 7701 of the Internal Revenue Code.

            4.7.4 CLASSIFICATION AS A PARTNERSHIP. Each of the Loan Parties that is a Partnership Loan Party is properly classified as a partnership for federal income tax purposes.

4.8 PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS.

            No Loan Party nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any Contractual Obligation, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as disclosed on SCHEDULE 4.8 annexed hereto, no Loan Party nor any of its Subsidiaries is a party to or otherwise subject to any agreement or instrument (other than the Loan Documents), any charge or other internal restriction or any Contractual Obligation which by its terms or effect (i) prohibits or restricts such Loan Party or Subsidiary from acquiring, loaning or disposing of any Property or other asset, or any interest therein, or acquiring or entering into, or providing any services under any management agreement or (ii) otherwise restricts the conduct by such Loan Party or any of its Subsidiaries of any business, except in each case where the consequences, direct or indirect, of any violation thereof could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No Loan Party nor any of its Subsidiaries is a party to or is otherwise subject to any agreement or instrument, any charter or other internal restriction or any Contractual Obligation which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.9 GOVERNMENTAL REGULATION; SECURITIES ACTIVITIES.

            No Loan Party nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which could limit its ability to incur Indebtedness or which could otherwise render all or any portion of the Obligations unenforceable. No Loan Party nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

4.10 EMPLOYEE BENEFIT PLANS.

            No Loan Party maintains any Employee Benefit Plan that is subject to any provision of the Employee Retirement Income Security Act of 1974, as amended from time to time.

4.11 CERTAIN FEES.

            No broker's or finder's fee or commission will be payable by any Loan Party or any of its Subsidiaries with respect to this Agreement or any of the transactions contemplated hereby (other than the fees payable pursuant to this Agreement), and Borrower hereby indemnifies Agent and the Lenders against, and agrees that it will hold Agent and the Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees or commissions payable by Borrower alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

4.12 SOLVENCY.

            After giving effect to the consummation of the other transactions contemplated by this Agreement and the other Loan Documents, as of the Closing Date and as of the date of each Readvance, with respect to each Loan Party, (i)
(a) the then-current fair saleable value of the property of such Loan Party is
(y) greater than the total amount of liabilities (including contingent liabilities) of such Loan Party and (z) not less than the amount that will be required to pay the probable liabilities on such Loan Party's then-existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Loan Party; (b) such Loan Party's capital is (or will be, as the case may be), not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Loan Party does not intend to incur, or believe (nor should it reasonably believe) that it will incur debts beyond its ability to pay such debts as they become due; and (ii) such Loan Party is (or will be, as the case may be), "solvent" within the meaning given that term and similar terms under Applicable Laws relating to fraudulent transfers and conveyances. For purposes of clause
(i) of the preceding sentence, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

4.13 DISCLOSURE.

            No representation or warranty of any Loan Party contained in this Agreement, the other Loan Documents and the Related Documents to which it is a party or in any other document, certificate or written statement furnished to Agent or any of the Lenders by or on behalf of any Loan Party for use in connection with the transactions contemplated by the Loan Documents and the Related Documents contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact (known to such Loan Party, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made or will be made, as the case may be. Any projections and pro forma financial information contained in such materials are based or will be based upon good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ materially from the projected results. There is no fact known to any Loan Party (other than matters of a general economic nature) that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect and that has not been disclosed in any of the Loan Documents and the Related Documents to which any Loan Party is a party as of the date hereof or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

4.14 LIENS ON THE COLLATERAL.

            4.14.1 GENERAL. Except as expressly provided in the legal opinions delivered pursuant to this Agreement, the provisions of this Agreement and the Security Documents, and any amendments or modifications thereof executed as of the Closing Date, are effective to create and maintain, upon proper filing or recording or taking of possession, as applicable, in favor of Agent on behalf of the Lenders valid and legally enforceable Liens on all of the Properties and all of the remainder of the Collateral and, when all necessary and appropriate recordings and filings have been effected in all necessary and appropriate public offices, and payment is made of any applicable mortgage recording, intangible and/or similar taxes, this Agreement and the Security Documents will constitute perfected Liens on all of such Properties and all of the remainder of the Collateral prior and superior to all other Liens except Permitted Encumbrances.

            4.14.2 MORTGAGES. Each Mortgage, and any amendments or modifications thereof executed as of the Closing Date, upon execution and delivery by the applicable Loan Party will be a valid and enforceable first priority Lien on the Property that such Mortgage purports to encumber, except for Permitted Encumbrances, and such Mortgage, or amendment or modification, when recorded in the real property records of the county in which such Property is located and upon payment of any applicable mortgage recording, intangible and/or similar taxes, will be a perfected, valid and enforceable first priority Lien on such Property in favor of Agent, on behalf of the Lenders, which Property will then be free and clear of all Liens having priority over the first Lien of such Mortgage, or amendment or modification, except for Permitted Encumbrances.

            4.14.3 ASSIGNMENTS OF RENTS AND LEASES. Except as expressly provided in the legal opinions delivered pursuant to this Agreement, each Assignment of Rents and Leases, and any amendments or modifications thereof executed as of the Closing Date, upon execution and recordation in the real property records of the county in which the Property affected by such Assignment of Rents and Leases or amendment or modification is located and upon payment of any applicable recording or intangible taxes, will be, as to the Property so affected, a perfected, valid and enforceable first priority present assignment of or Lien on the Leases affecting such Property and of the Rents of and from such Property, which Properties will then otherwise be free and clear of all Liens having priority over the Assignment of Rents and Leases or such amendment or modification, except for Permitted Encumbrances. As of the Closing Date, Borrower represents that upon recordation of each Assignment of Rents and Leases or required amendment or modification thereto Lender has taken all actions necessary to obtain, and as of the Closing Date Lender has, a valid and perfected first priority (or, to the extent described in the immediately preceding sentence, junior priority) assignment of or Lien on the Rents from the Properties and of all security for the Leases affecting such Properties, including cash or securities deposited as security under such Leases subject to the prior right of the Tenants making such deposits.

            4.14.4 MECHANICS' LIENS. Except as otherwise permitted pursuant to the provisions of this Agreement or the applicable Mortgage or as insured over by Title Policies that are then in effect, no mechanic's liens have been filed and remain in effect against any Property.

            4.14.5 FILINGS AND RECORDINGS. All filings (including all financing statements and all assignments of financing statements and amendments or modifications under the Uniform Commercial Code) have been delivered to Agent for filing in each public office in which such filings and recordings are required or advisable to perfect the Liens on each of the Properties and the other Collateral granted by the Loan Parties pursuant to the Security Documents and, except for the filing of continuation statements with respect to such financing statements as may be required or advisable to be filed at periodic intervals, no periodic refiling or periodic recording is presently required to protect and preserve such Liens and security interests.

4.15 ZONING; AUTHORIZATIONS.

            4.15.1 ZONING. The use and operation by each Borrower of its Property as a multi- or single- tenant suburban office building or buildings, with related uses, separate and apart from any other properties, constitutes a legal use under applicable zoning regulations and complies in all material respects with all Applicable Laws and all applicable Insurance Requirements, and does not violate any Authorizations or other material approvals, material restrictions of record or any material agreement affecting any Property (or any portion thereof) to which such Borrower is a party or by which such Borrower or such Property (or portion thereof) is bound, except for violations and failures to comply which could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Neither the zoning nor any right of access to or use of any Property is to any material extent dependent upon or related to any real property other than such Property.

            4.15.2 AUTHORIZATIONS. There have been issued in respect of each Property all Authorizations necessary to own, operate, use and occupy such Property in the manner operated by Borrower, and its respective predecessors in interest, as of the Closing Date and contemplated by Borrower to be operated on and after the Closing Date (including any required permits relating to Hazardous Materials). No Loan Party has any knowledge that any Authorization necessary or required to own, operate, use and occupy any Property in the manner currently operated by the Tenants under any Material Lease and contemplated to be operated by the Tenants on and after the Closing Date (including any required permits relating to Hazardous Materials) has not been issued and is not in full force and effect, other than any such Authorizations which, if not obtained, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No Loan Party, nor, to the knowledge of the Loan Parties, any prior owner thereof, has received any notice of violation or revocation thereof except for those which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.16 PHYSICAL CONDITION; ENCROACHMENT; CAPITAL EXPENDITURES.

            4.16.1 PHYSICAL CONDITION; ENCROACHMENT. Except as disclosed on the Engineering Reports delivered pursuant to the Original Agreement or this Agreement, each Property is free of material structural defects and is in good repair (normal wear and tear excepted) and all building systems contained therein and all other material items of Collateral are in good working order in all material respects subject to ordinary wear and tear, except as disclosed in the Engineering Reports, and is free and clear of any damage that would affect materially and adversely the value of such Property or the use of such Property for its intended purposes. To the knowledge of Borrower, other than as described in the Title Policy and in any Survey, no Improvement at any Property encroaches upon any building line, setback line, side yard line or any recorded or visible easement.

            4.16.2 CAPITAL EXPENDITURES. Neither Borrower nor any Property is subject to any agreement pursuant to which any Borrower shall have incurred or may incur any obligation to make capital improvements to any Property, except as set forth on SCHEDULE 5.7.

4.17 INSURANCE.

            All insurance required to be maintained by the Loan Parties and their respective Subsidiaries pursuant to this Agreement or any other Loan Document is in full force and effect in accordance with the terms thereof. As to each Property located in an area identified by the Federal Emergency Management Agency as having special flood hazards, if flood insurance is available, a flood insurance policy is in effect. All premiums have been paid with respect to each insurance policy required to be maintained by the Loan Parties and their Subsidiaries pursuant to this Agreement or any other Loan Document.

4.18 LEASES.

            There is no default or event which with notice or lapse of time or both would constitute a default under any of the provisions of any Material Lease affecting any Property that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. No litigation is currently pending or has been threatened by any Tenant in connection with any Material Lease affecting any Property that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. All Material Leases and other Leases material to the operation of the Properties are in full force and effect, except to the extent such failure could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.19 ENVIRONMENTAL REPORTS; ENGINEERING REPORTS; APPRAISALS; MARKET STUDIES.

            Borrower has delivered to Agent correct and complete copies of all environmental audits, engineering reports, appraisals and market studies with respect to each Property that any Loan Party or any of its Subsidiaries has in its possession. To any Loan Party's knowledge, the information contained in such audits, reports, appraisals and market studies remains true, correct and complete.

4.20 NO CONDEMNATION OR CASUALTY.

            No condemnation or other like proceedings (including relocation of any roadways abutting any Property or change in grade of such roadways or denial of access to any Property) that has had, or could reasonably be expected to result in, a Material Adverse Effect, are pending and served nor, to the knowledge of any Loan Party, threatened against any Property in any manner whatsoever. No casualty has occurred to any Property that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

4.21 UTILITIES AND ACCESS.

            To the extent necessary for the full utilization of each Property in accordance with its current use, telephone services, gas, steam, electric power, storm sewers, sanitary sewers and water facilities and all other utility services are available to each Property, are adequate to serve each such Property, exist at the boundaries of the Land and are not subject to any conditions, other than normal charges to the utility supplier, which would limit the use of such utilities. All streets and easements necessary for the occupancy and operation of each Property are available to the boundaries of the Land. All necessary rights-of-way for all roads, which are sufficient to permit each Property to be utilized fully for its current use, have been completed and are serviceable, and, to the knowledge of any of the Loan Parties, all public rights-of-way through or adjacent to the Properties have been acquired and dedicated and accepted for maintenance and public use by the applicable Governmental Authorities.

4.22 WETLANDS.

            Except as disclosed in any of the written environmental audits and reports delivered pursuant to this Agreement, none of the Improvements on any Property are constructed on land designated by any Governmental Authority having land use jurisdiction as wetlands.

4.23 LABOR MATTERS.

            There are no strikes or other labor disputes against any Loan Party or any of its Subsidiaries, pending or, to the knowledge of any Loan Party, threatened that have had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Hours worked by and payments made by any Loan Party or any of its Subsidiaries to their respective employees are not in violation in any material respect of the Fair Labor Standards Act or any other applicable law dealing with such matters.

4.24 EMPLOYMENT AND LABOR AGREEMENTS.

            Each Loan Party and each of its Subsidiaries is in compliance in all material respects with the terms and conditions of any employment agreements to which it is party, except for failures to comply that could not be reasonably expected to result, either individually or in the aggregate, in a Material Adverse Effect.

                                    ARTICLE 5
                              AFFIRMATIVE COVENANTS

            Each Loan Party covenants and agrees that, from and after the Closing Date and until payment in full of the Loans and the other Obligations (other than indemnification obligations and obligations under Section 8.24 with respect to claims that have not been asserted at the time that the Loan and all other Obligations have been paid in full), each Loan Party shall perform and shall cause each of their respective Subsidiaries to perform all covenants made by it in this Article 5.

5.1 FINANCIAL STATEMENTS AND OTHER REPORTS.

            COPT shall maintain and cause each of its Subsidiaries to maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of consolidated and consolidating financial statements in conformity with GAAP. Borrower shall deliver to Lender:

            5.1.1 QUARTERLY PROPERTY OPERATING STATEMENTS: as soon as available and in any event within 60 days after the end of each calendar quarter, commencing with respect to the calendar quarter ending March 31, 1998, a current Rent Roll and a statement of Property Gross Revenue and Property Operating Expenses and any other expenses with respect to each Property separately, in each case for the 12 month period ending on the last day of such calendar quarter, in reasonable detail satisfactory to Agent and certified by the Chief Executive Officer or Chief Financial Officer of each of the Loan Parties stating that, subject to normal adjustments following the preparation of the financial statements referred to below in SECTIONS 5.1.2 and 5.1.3, respectively, (x) such statements of Property Gross Revenue and Operating Expenses and other expenses fairly present, in all material respects, the results of operations of the Properties indicated for the periods indicated and (y) all Property Operating Expenses and any other expenses with respect to each Property which have become due and payable as of the last day of the calendar month next preceding the delivery of such income statement have been fully paid or recognized by Borrower;

            5.1.2 QUARTERLY FINANCIAL STATEMENTS OF COPT AND ITS SUBSIDIARIES: as soon as available and in any event within 60 days after the end of each calendar quarter of each calendar year, commencing with respect to the calendar quarter ending March 31, 1998, (a) the consolidated balance sheet of COPT and its Subsidiaries as at the end of such calendar quarter and the related consolidated statements of income, reconciliation of surplus, shareholders' equity and cash flows of COPT and its Subsidiaries for such calendar quarter and for the period from the beginning of the then current calendar year to the end of such calendar quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous year and the corresponding figures from the plan and financial forecast for the current year delivered pursuant to this Section, and (b) the consolidating financial statements of COPT and its Subsidiaries (including balance sheets and income statements segmenting any Subsidiaries of COPT or groups of Subsidiaries of COPT, as requested by Agent in its reasonable discretion) together with any adjustments and/or eliminations needed to reconcile such Subsidiary financial statements to the consolidated financial statements of COPT, all in reasonable detail (it being understood and agreed that, to the extent COPT's quarterly report filed on Form 10-Q with the Securities and Exchange Commission for such period contains the foregoing information, such quarterly report shall be deemed to comply with the foregoing requirements) and certified by the Chief Executive Officer or the Chief Financial Officer of each of the Loan Parties stating that such consolidated and consolidating financial statements fairly present, in all material respects, the financial condition of COPT and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;

            5.1.3 YEAR-END FINANCIAL STATEMENTS: as soon as available and in any event within 90 days after the end of each calendar year, commencing with respect to the calendar year ending December 31, 1998, (a) the consolidated balance sheet of COPT and its Subsidiaries as at the end of such calendar year and the related consolidated statements of income, shareholders' equity and cash flows of COPT and its Subsidiaries for such calendar year, setting forth in each case in comparative form the corresponding figures for the previous calendar year and the corresponding figures from the plan and financial forecast delivered pursuant to this Section for the calendar year covered by such consolidated financial statements, (b) the balance sheets and related income statements of each Property, (c) the consolidating financial statements of COPT and its Subsidiaries (including balance sheets and income statements segmenting any Subsidiaries of COPT or groups of Subsidiaries of COPT, as requested by Agent in its reasonable discretion) together with any adjustments and/or eliminations needed to reconcile such Subsidiary financial statements to the consolidated financial statements of COPT, all of the foregoing in reasonable detail and certified by the Chief Executive Officer or Chief Financial Officer of each of the Loan Parties stating that they present fairly, in all material respects, the financial condition of COPT and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, and (d) in the case of the consolidated financial statements referred to in clause (a), a report thereon of Loan Parties's Accountants or other independent accountants of recognized national standing selected by COPT and reasonably satisfactory to Lender, which report shall be unqualified, shall express no doubts about the ability of COPT and its Subsidiaries to continue as a going concern and shall state that such consolidated financial statements fairly present, in all material respects, the financial position of COPT and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

            5.1.4 ANNUAL OPERATING PLAN: as soon as available and in any event within 45 days after the end of each calendar year, an annual operating plan and budget for each Property, showing all anticipated operating revenues and expenses, capital expenditures, leasing activity, repairs and improvements, and such other matters as Agent shall reasonably require;

            5.1.5 OFFICERS' CERTIFICATES: together with each delivery of financial statements of COPT and its Subsidiaries pursuant to Sections 5.1.1,
5.1.2 and 5.1.3 above, an Officers' Certificate of the Loan Parties stating that
(1) the signers have reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of COPT and its Subsidiaries and the Collateral during the accounting period covered by such financial statements, and (2) such review has not disclosed the existence during or at the end of such accounting period the signer does not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Loan Parties have taken, are taking and propose to take with respect thereto;

            5.1.6 COMPLIANCE CERTIFICATES: together with each delivery of the financial statements of COPT and its Subsidiaries pursuant to Sections 5.1.1, 5.1.2, and 5.1.3 above, a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the covenants set forth in Section 6.7;

            5.1.7 ACCOUNTANTS' CERTIFICATION: together with each delivery of financial statements of COPT pursuant to Section 5.1.3 above, a written statement by the Loan Parties' Accountants or other independent accountants of recognized national standing selected by COPT and reasonably satisfactory to Agent (a) stating in substance that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, and (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; PROVIDED, however, that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination;

            5.1.8 ACCOUNTANTS' REPORTS: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to COPT or any of its Subsidiaries by the Loan Parties' Accountants or any other independent accountants in connection with each annual, interim or special audit of the consolidated financial statements of COPT and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

            5.1.9 RECONCILIATION STATEMENTS: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in Section 5.1.3, the consolidated financial statements of the COPT and its Subsidiaries delivered pursuant to this Section differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of such financial statements following such change, consolidated financial statements of COPT and its Subsidiaries for (1) the current calendar year to the effective date of such change and (2) the two full calendar years immediately preceding the calendar year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of such financial statements following such change, a written statement of the Chief Financial Officer or Chief Executive Officer of Loan Parties setting forth the differences which would have resulted in the calculation of Borrower's compliance with the covenants set forth in Article 6 if such financial statements had been prepared without giving effect to such change;

            5.1.10 EVIDENCE OF INSURANCE: together with the delivery of the foregoing statements, evidence reasonably satisfactory to Agent that the monthly premiums with respect to the insurance required to be maintained pursuant to the Loan Documents have been paid for the current month; PROVIDED that evidence previously delivered pursuant to this Section with respect to the prior payment of premiums for the current month need not be redelivered;

            5.1.11 SEC FILINGS AND PRESS RELEASES: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by COPT to its security holders, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by COPT or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any Governmental Authority or private regulatory authority, and (c) all press releases and other statements made available generally by COPT or any of its Subsidiaries to the public or to the security holders of COPT;

            5.1.12 EVENTS OF DEFAULT, ETC.: promptly upon any Loan Party obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that Agent has given any notice or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to COPT or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in Article 7 of any condition or event that constitutes or may (upon the giving or receiving of notice or the lapse of time, later, or otherwise) a default, a potential event of default, an event of default (in each case, as defined in the agreement or instrument creating, evidencing or governing any such Indebtedness) under or with respect to any Indebtedness of COPT and its Subsidiaries (other than the Indebtedness hereunder), or becoming aware that any agent, trustee, lender or security holder with respect thereto has given any notice or taken any other action with respect to such condition or event, or (d) of the occurrence of any event or change that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action COPT and Borrower have taken, are taking and propose to take with respect thereto;

            5.1.13 LITIGATION OR OTHER PROCEEDINGS: (a) promptly upon COPT or Borrower obtaining knowledge of (x) the institution of any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting COPT or any of its Subsidiaries, or any property of COPT or such Subsidiary (collectively, "PROCEEDINGS") not previously disclosed in writing by COPT or Borrower to the Agent or (y) any material development in any Proceeding that, in any case:

            (i) if adversely determined, could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; or

            (ii) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby; or

            (iii) threatens the validity or priority of the Liens granted pursuant to the Loan Documents;

written notice thereof together with such other information as may be reasonably available to any of the Loan Parties to enable Agent and its counsel to evaluate such matters; and (b) within 20 days after the end of each calendar quarter of COPT, a schedule of all Proceedings involving an alleged liability of, or claims against or affecting, COPT and its Subsidiaries which, if adversely determined, could reasonably be expected to result in a money judgment in excess of $1,000,000 individually or $5,000,000 in the aggregate (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has accepted coverage), and promptly after request by Agent, such other information as may be reasonably requested by Agent to enable Agent and its counsel to evaluate any of such Proceedings;

            5.1.14 FINANCIAL PLANS: as soon as practicable and in any event no later than November 30 of each year, projected financial statements for each Property for the three next succeeding calendar years in detail reasonably satisfactory to Agent, together with an explanation of the assumptions on which such forecasts are based, and such other information and projections as Agent may reasonably request for any Property, all the Properties or COPT or any of its Subsidiaries;

            5.1.15 INSURANCE: as soon as practicable and in any event by the last day of each calendar year, a report in form and substance reasonably satisfactory to Agent outlining all material insurance coverage maintained as of the date of such report by COPT and its Subsidiaries or, in lieu thereof, copies of such policies, and a report as to all material insurance coverage planned to be maintained by COPT and its Subsidiaries in the next succeeding calendar year to the extent varying from the description of that delivered or described;

            5.1.16 ENVIRONMENTAL AUDITS AND REPORTS: as soon as practicable following receipt thereof, copies of all environmental audits and reports, whether prepared by personnel of COPT or any of its Subsidiaries or by independent consultants, with respect to material environmental matters at any Property or which relate to an Environmental Claim which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect;

            5.1.17 BOARD OF TRUSTEES: with reasonable promptness, written notice of any change in the Board of Trustees of COPT;

            5.1.18 CHANGE IN NAME OR CHIEF PLACE OF BUSINESS: (a) notification of any change in any Loan Party's name, identity or corporate structure within 60 days of such change and (b) 60 days' prior written notice of any change in any Loan Party's executive office or chief place of business;

            5.1.19 [Intentionally Deleted]

            5.1.20 NOTICES WITH RESPECT TO PROPERTIES: (i) immediately upon any Loan Party's acquiring actual knowledge of the same, a written notice with respect to the occurrence or effectiveness of any event or condition that could reasonably be expected to have a material adverse effect on one or more of the Properties; and (ii) at least 20 days prior to the commencement of any Restoration/Renovation of any Property, a written notice of renovation or restoration with respect thereto and upon the completion of such Renovation/Restoration, a written notice of such completion;

            5.1.21 SUPPLEMENTS TO SCHEDULES: If at any time, the information contained on any Schedule to this Agreement or any other Loan Document is incomplete or incorrect in any material respect, Borrower shall promptly deliver to the Agent written information that completes or corrects such Schedule; PROVIDED that unless such information is reasonably approved in writing by the Agent, such information shall not be deemed to supplement the applicable Schedule for purpose of this Agreement and the other Loan Documents unless such information solely reflects an action by Borrower which it is expressly permitted pursuant to the terms of the Loan Documents; and

            5.1.22 OTHER INFORMATION: with reasonable promptness, (a) information and other data revised to correct any erroneous information and other data previously delivered by COPT or Borrower to Agent pursuant to this Agreement or included in any statement, report or certificate previously delivered by COPT or Borrower to Agent pursuant to this Agreement, together with such statement, report or certificate that shall have been revised to reflect such revised information and data, and (b) such other information and data with respect to the Loan Parties and their respective Subsidiaries, the Properties (separately and for all Properties), the Leases, the Management Agreements, the other Collateral and the other assets and liabilities of the Loan Parties and their respective Subsidiaries, all in form reasonably satisfactory to Agent, as from time to time may be reasonably requested by Agent.

5.2 ENTITY EXISTENCE; FINANCIAL MATTERS; CONTROL.

            5.2.1 ENTITY EXISTENCE. Each Loan Party shall, and shall cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its trust, limited liability company, corporate, limited partnership or other entity existence and all Authorizations, rights and franchises material to its business.

            5.2.2 FINANCIAL MATTERS. COPT and its Subsidiaries, taken as a whole, shall (i) maintain financial statements, payroll records, accounting records and other entity records and other documents separate from any other Person; (ii) maintain bank accounts in their own name or names, separate from any other Person; (iii) pay their own expenses and other liabilities from their own assets and incur (or endeavor to incur) obligations to other Persons based solely upon their own assets and credit-worthiness and not upon the credit-worthiness of any other Person; and (iv) file their own tax returns or join in the consolidated tax return of such group as a separate member thereof.

            5.2.3 CHANGE IN CONTROL. Without the Requisite Lender's including Agent's prior written consent, the Controlling Principals, in the aggregate, shall not cease at any time or for any reason to maintain, free of any Lien, beneficial ownership (as defined under Section 13(d) of the Exchange Act) of, and a direct economic interest in, at least the number of shares of common shares of COPT set forth on SCHEDULE 5.2.3. For purposes of this Section, the computation of such number of common shares owned shall include the maximum number of such common shares into which the Controlling Principals are entitled to convert Partnership Interest units in COPLP, without giving effect to applicable time limits and other restrictions on such conversion, or to any right given to COPT or COPLP to deliver cash in lieu of shares upon any such conversion. The number of shares set forth on SCHEDULE 5.2.3 shall be appropriately adjusted for stock splits or similar adjustments to the capitalization of COPT.

            5.2.4 EMPLOYMENT OF CONTROLLING PRINCIPALS. Prior to the first Anniversary, COPT shall not fail to appoint and shall not remove from office, Clay W. Hamlin III as its chief executive officer or any other officer having substantially similar authority with respect to the operations and direction of COPT, except by reason of the death or disability of Clay W. Hamlin III or such other officer.

5.3 QUALIFIED INCOME COVENANT; COMMON STOCK.

            5.3.1 COPT will conduct its affairs and the affairs of its Subsidiaries in a manner so as to (i) continue to qualify as a REIT under Sections 856-860 of the Internal Revenue Code and (ii) permit COPH to qualify as a "qualified REIT subsidiary" under Section 856(i) of the Internal Revenue Code.

            5.3.2 COPT shall at all times hereafter (i) cause its common shares to be duly listed on the NYSE and (ii) shall timely file all reports required to be filed by it in connection therewith.

5.4 TAXES AND CLAIMS. Each Loan Party shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged all Taxes and Impositions imposed upon any Loan Party or any of its Subsidiaries, or payable by any Loan Party or any of its Subsidiaries with respect to any Property or other assets or in respect of any of the franchises, business, income or other property of any Loan Party or any of its Subsidiaries before the same shall become delinquent and before any penalty accrues thereon, and will pay, discharge or otherwise satisfy or cause to be paid, discharged or otherwise satisfied at or before maturity or before they become delinquent, all Indebtedness, obligations and other claims (including claims for labor, supplies, materials and services that, if unpaid, might become a Lien on the property of any Loan Party or any of its Subsidiaries) of any Loan Party and its Subsidiaries; PROVIDED, HOWEVER, that no such charge or claim needs to be paid if (i) such charge or claim is being diligently contested in good faith by appropriate proceedings, (ii) reserves reasonably required by Agent shall have been made therefor by such Loan Party or such Subsidiary, (iii) none of the Properties or any other material Collateral is in jeopardy of being sold, forfeited or lost during or as a result of such contest, (iv) none of any Loan Party, or any of its Subsidiaries, Agent or any Lender is reasonably likely to become subject to any civil fine or penalty not adequately reserved against (in the case of any Loan Party or Subsidiary thereof) or criminal fine or penalty, in each case as a result of non-payment of such charge or claim and (v) such contest has not had and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Each Loan Party shall, and shall cause each of its Subsidiaries to, deliver to Agent all receipts evidencing the payment of all such Taxes and Impositions with respect to any Property and, upon written request by Agent, all other Taxes, Impositions, assessments, levies, permits, fees, rents and other public charges imposed upon or in respect of or assessed against any Loan Party, any of its Subsidiaries or any of their respective properties or assets except for those being paid or contested as described in the provisos above.

5.5 MAINTENANCE OF PROPERTIES; REPAIR; ALTERATION.

            Borrower shall (i) maintain or cause to be maintained each Property and all other items of Collateral in a manner consistent for suburban office properties and related property, and shall keep or cause to be kept every part thereof in good condition and repair, reasonable wear and tear excepted, and make all reasonably necessary repairs, renewals or replacements thereto as may be reasonably necessary to conduct the business of Borrower; (ii) not remove, demolish or structurally alter, or permit or suffer the removal, demolition or structural alteration of, any of the Improvements in respect of a Property except as required of Borrower or permitted for Tenants, or otherwise as permitted with the prior written consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed; (iii) complete promptly and in a good and workmanlike manner any Improvements which may be now or hereafter constructed on any Property and promptly restore in like manner any portion of the Improvements in respect of a Property which may be damaged or destroyed thereon from any cause whatsoever, and pay when due all claims for labor performed and materials furnished therefor (subject to the right to contest the amount of validity thereof in good faith); (iv) comply in all material respects with all Applicable Laws, applicable Insurance Requirements and all covenants, conditions and restrictions now or hereafter affecting any Property or other item of Collateral or any part thereof or requiring any alterations or Improvements, other than any failure to comply that does not and could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; (v) not commit or permit any waste of the Collateral; and (vi) not remove any item of the Collateral constituting tangible personal property or fixtures without replacing it with a comparable item of equal or greater quality, value and usefulness, except that Borrower may sell or dispose of in the ordinary course of business any property which is obsolete or no longer useful in its business.

5.6 [INTENTIONALLY DELETED].

5.7 TENANTING COSTS RESERVE ACCOUNT.

            Borrower has directed Agent to fund and Agent has funded the Tenanting Costs Reserve Account by disbursing a portion of the proceeds of the Loans in the amount shown on SCHEDULE 5.7 as the "Initial Deposit" and depositing such proceeds into the Tenanting Costs Reserve Account. Agent shall have sole control over such account, and no Loan Party shall have any right to withdraw funds therefrom except as set forth in this Section. Agent shall release funds to Borrower from the Tenanting Costs Reserve Account following delivery to Agent of invoices and such supporting documentation as Agent shall reasonably require for Tenanting Costs which have been actually incurred by Borrower. Amounts on deposit in the Tenanting Costs Reserve Account shall be disbursed upon the request of Borrower only for the payment of expenses for capital improvements (including tenant improvements) in space within the Property and leasing commissions with respect to which funds have been budgeted for under the then-current approved capital expenditures budget, made in accordance with the terms hereof (collectively, the "WORK") upon satisfaction of the following conditions:

            (i) Prior to the commencement of any such Work, the plans and specifications for such Work, and the budgeted costs, shall be submitted to Agent for Agent's approval, which shall not be unreasonably withheld, conditioned or delayed.

            (ii) Disbursements of such funds shall be made to Borrower within thirty days after Borrower delivers to Agent a properly completed request certificate in a form reasonably approved by Agent (the "REQUEST CERTIFICATE"), signed on behalf of Borrower by a duly authorized representative of the general partner of Borrower, which shall, among other things, certify (i) that Borrower has paid the amounts being required or shall pay such amounts out of the disbursement to the applicable general contractor, subcontractor of materialman, accompanied by any conditional lien waivers or other conditional releases it may reasonably request and (ii) that the amounts being requested, together with the amounts disbursed to date from the Tenanting Costs Reserve Account, do not exceed the budgeted cost thereof as set forth in the then-current approved capital expenditures budget.

            (iii) Upon completion of such Work, final lien waivers shall have been obtained from the applicable general contractor and Borrower shall have furnished evidence reasonably satisfactory to Agent that the subcontractors and materialmen and subcontractors and submaterialmen have been paid in full.

5.8 INSPECTION; THE AGENT; APPRAISALS.

            5.8.1 INSPECTION. As often as may be reasonably requested, each Loan Party shall, and shall cause each of its Subsidiaries to, permit (i) any authorized representatives designated by Agent to visit and inspect any Property, subject to the rights of Tenants, and (ii) any authorized representatives designated by Agent to inspect the financial and accounting records, tenant leasing files and other management books and records of such Loan Party or Subsidiary, and to make copies and take extracts therefrom, and to discuss its and their affairs, operations, finances and accounts with its and their officers, property managers and independent accountants; PROVIDED that each such visit, inspection and discussion shall be made upon reasonable notice and at such reasonable times during normal business hours, with as little disruption of Borrower's and Tenants' business and operations as is reasonably practical.

            5.8.2 APPRAISALS. The Agent may from time to time (and shall upon the written request of Borrower, which request shall be made no more than once in each calendar year) obtain Appraisals of any Property (which Appraisals shall, if applicable with respect to any approved Renovation of such Property, contain an estimate of the appraised value of such Property upon completion of such Renovation) and Borrower shall cooperate fully with the Appraiser selected by the Agent to conduct such Appraisals. In the event that any Loan Party or any of its respective Subsidiaries obtains an appraisal of one or more of the Properties other than pursuant to this Section, Borrower shall deliver a copy of such appraisal to the Agent promptly upon the completion thereof and the Agent may elect, in its sole discretion and subject to Applicable Laws, to treat such appraisal as an "APPRAISAL." In the event that the Agent obtains an Appraisal of one or more of the Properties, the Agent shall deliver a copy of such Appraisal to Borrower upon the completion thereof. Borrower shall take all such actions as are necessary to ensure that the Appraised Value of any Property at no time exceeds the amount secured by the Mortgage applicable to such Property. Without limiting the generality of the foregoing, before an increase in Appraised Value with respect to a Property may be taken into account in calculating the Property Amount with respect to such Property, Borrower must amend the applicable Mortgage to secure the full amount of the increased Appraised Value.

5.9 COMPLIANCE WITH LAWS, AUTHORIZATIONS, ETC.

            Each Loan Party shall, and shall cause each of its Subsidiaries and all Persons occupying any Properties to, comply in all material respects with the requirements of all Applicable Laws. Each Loan Party shall, and shall cause each of its Subsidiaries to, keep all material Authorizations which are from time to time required for the use and operation of each Property in full force and effect.

5.10 PERFORMANCE OF LOAN DOCUMENTS AND RELATED DOCUMENTS.

            Each Loan Party shall, and shall cause each of its Subsidiaries to, observe and perform, or cause to be observed and performed, all its covenants, agreements, conditions and requirements contained in each of the Loan Documents to which it is or will be a party in accordance with the terms thereof and will maintain the validity and effectiveness of such Loan Documents.

5.11 PAYMENT OF LIENS.

            5.11.1 REMOVAL BY LOAN PARTIES. If a Lien not permitted under this Agreement may encumber any Property or other item of Collateral or any portion thereof, the Loan Parties shall promptly discharge or cause to be discharged by payment to the lienor or lien claimant or promptly secure removal by bonding or deposit with the county clerk or otherwise or, at Agent's option, promptly obtain insurance against, any such Lien or mechanics' or materialmen's claims of lien filed or otherwise asserted against any Property or any other item of Collateral or any portion thereof within 60 days after the date of notice thereof, but compliance with the provisions of this Section shall not be deemed to constitute a waiver of the provisions of Section 6.3. The Loan Parties shall exhibit to Agent upon request all receipts or other satisfactory evidence of payment, bonding, deposit of taxes, assessments, Liens or any other item which may cause any such Lien to be filed against any Property or other item of Collateral of any Borrower. Each Borrower shall fully preserve the Lien and the priority of each of the Mortgages and the other Security Documents without cost or expense to Agent or the Lenders.

            5.11.2 REMOVAL BY LENDER. If Loan Parties fail to promptly discharge, remove or bond off any such Lien or mechanics' or materialmen's claim of lien as described above within 60 days after the receipt of notice thereof, then Agent may, but shall not be required to, procure the release and discharge of such Lien, mechanics' or materialmen's claim of lien and any judgment or decree thereon, and in furtherance thereof may, in its sole discretion, effect any settlement or compromise with the lienor or lien claimant or post any bond or furnish any security or indemnity as Agent, in its sole discretion, may elect. In settling, compromising or arranging for the discharge of any Liens under this Section, Agent shall not be required to establish or confirm the validity or amount of the Lien. Borrower agrees that all costs and expenses expended or otherwise incurred pursuant to this Section (including reasonable attorneys' fees and disbursements) by Agent shall be paid by Borrower in accordance with the terms hereof.

            5.11.3 TITLE SEARCHES. Agent may, at any time and at the expense of Borrower, obtain an updated title and/or lien search regarding any Property or Collateral, or any portion thereof; PROVIDED that, unless Agent reasonably believes that a Lien not otherwise permitted under this Agreement may encumber any Property or Collateral or any portion thereof or an Event of Default shall have occurred and be continuing, Agent may so obtain such search with respect to such Property or Collateral or portion thereof not more than once each calendar year.

5.12 INSURANCE.

            5.12.1 RISKS TO BE INSURED. With respect to each Property, each Borrower shall procure and maintain continuously in effect, insurance coverage issued by an insurer (i) authorized to issue such insurance in all applicable jurisdictions, (ii) rated "A" (or its equivalent) or better by Alfred M. Best Company, Inc., (iii) with a financial size rating of VIII (or its equivalent) or better, by Alfred M. Best Company, Inc., and (iv) otherwise satisfactory to Agent; PROVIDED, HOWEVER, that (1) each insurer of COPT's or any of its Subsidiaries' umbrella liability insurance policies as of the Closing Date (and any renewal thereof by such insurers), may be rated "A-" (or its equivalent) by Alfred M. Best Company, Inc.; it being understood and agreed that such carrier(s) shall comply with the requirement set forth in clause (ii) above, and
(2) as of the Closing Date, the insurers of COPT's or any of its Subsidiaries' earthquake, flood and wind insurance policies (and any renewals thereof by such insurers, respectively) may be rated "A-" (or its equivalent) by Alfred M. Best Company, Inc. and have a financial size rating of "VIII" (or its equivalent) by Alfred M. Best Company, Inc.; it being understood and agreed that, in the event COPT or any of its Subsidiaries procures any earthquake, flood or wind insurance from a carrier other than the carrier providing such insurance on the Closing Date, such carrier shall comply with the requirements set forth in clauses (ii) and (iii) above unless otherwise approved by Agent. Each Loan Party shall pay, and shall cause each of its Subsidiaries to pay, in a timely manner all premiums due in connection therewith. All insurance policies shall be issued by insurers doing business as admitted licensed carriers in the state where such Property is located, and shall be authorized and licensed to issue insurance in such state unless otherwise approved by Agent in its sole discretion. The insurance to be procured and maintained by COPT and its Subsidiaries is the following:

            5.12.1.1 CASUALTY. Borrower shall keep each Property insured for the benefit of Agent on behalf of the Lenders, in each case, as follows:

                  (a) ALL RISK OF PHYSICAL LOSS. Insurance with respect to the
            Improvements now or hereafter located on the Properties and any alterations or additions thereto and the furniture, fixtures and equipment against any peril included within the classification "All Risks of Physical Loss" with extended coverage (including fire, lightning, windstorm, sprinkler, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, malicious mischief, terrorist acts, aircraft, vehicle, sinkholes and smoke) in an amount equal to the full insurable value of such Improvements and such furniture, fixtures and equipment. The term "FULL INSURABLE VALUE" shall mean the actual replacement cost of such Improvements and such furniture, fixtures and equipment (without taking into account any depreciation, and exclusive of excavations, footings and foundations, landscaping and paving) determined every five years by an insurer upon the request of Agent, a recognized independent insurance broker or an appraiser selected (and approved by Agent) and paid by the applicable Loan Party or its Subsidiary; PROVIDED, HOWEVER, that such amount shall be sufficient to prevent such Loan Party or such Subsidiary from becoming a co-insurer, and the policy shall contain a stated value endorsement to that effect.

                  (b) BUILDER'S RISK. During any period of construction of
            Improvements and any repair, Restoration, Renovation or replacement thereof, a standard builder's all risk policy (completed value non-reporting form) or equivalent coverage under the policy described in subclause (i)(a) above for an amount at least equal to the full insurable value of the work to be performed and equipment, supplies and materials to be furnished, as shall be reasonably approved by Agent for such purpose, the coverage of which shall include the hazards described in Section 5.12.1.1(a) and building collapse; PROVIDED, HOWEVER, that such policy may be obtained by a contractor if it names Agent and Borrower as additional named insureds and if it otherwise complies with this Agreement. Such policy shall contain a stated value endorsement so that no co-insurance provision shall be applicable to any loss thereunder. Such policy shall contain the provision that "permission is hereby granted to complete and/or occupy" upon the earlier to occur of substantial completion of any discrete increment of the work or a Tenant taking occupancy of any Property (or portion thereof) as to which work was being performed.

                  (c) FLOOD. Insurance against damage or loss by flood as to any
            Property that is located in an area now or subsequently designated as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973,or the National Flood Insurance Reform Act of 1994, as such Acts may be amended, modified, supplemented or replaced from time to time, on such basis and not less than such amounts as shall be reasonably approved by Agent, but not less than the amount required by law. If any Loan Party or any of its Subsidiaries fails to obtain flood insurance as required, Agent may purchase such flood insurance, and Borrower shall pay all premiums and other costs and expenses incurred by Agent.

                  (d) BOILERS. Broad form boiler and machinery insurance
            (without exclusion for explosion) covering all boilers, boiler tanks, heating and air conditioning equipment, pressure vessels, auxiliary piping and similar apparatus, machinery and equipment located in, on or about each Property insuring against damage or loss from boilers, boiler tanks, heating and air conditioning equipment, pressure vessels, auxiliary piping and similar apparatus, machinery and equipment and insurance against loss of occupancy or use arising from any such breakdown in such amounts as are generally available at reasonable premiums and are generally required by institutional lenders for properties comparable to the Properties.

                  (e) BUSINESS INTERRUPTION OR RENTAL INCOME INSURANCE. Business
            interruption and/or loss of rental value or use and occupancy insurance insuring against business interruption at and against loss of rental income from each Property due to any of the hazards listed in Section 5.12.1.1(a) above in an amount sufficient to avoid any co-insurance penalty and to provide proceeds for a period not less than one year of loss.

            5.12.1.2 WORKERS' COMPENSATION. Each Loan Party shall maintain, and shall cause each of its Subsidiaries to maintain, for itself and for each Property at which such Loan Party or such Subsidiary maintains employees, statutory workers' compensation insurance (to the extent the risks to be covered thereby are not already covered by other policies of insurance maintained by such Loan Party or such

      Subsidiary), in statutory amounts as required by law (including employer's liability insurance), except in those states where such Loan Party elects to not subscribe to the workers' compensation statute. If the applicable Loan Party elects to not subscribe to the workers' compensation statute, such Loan Party shall have a benefit program and employees' legal liability coverage to respond to claims that would otherwise be covered by a standard policy of workers' compensation.

            5.12.1.3 LIABILITY. COPT and its Subsidiaries shall procure and maintain:

                  (a) COMPREHENSIVE GENERAL LIABILITY INSURANCE. Comprehensive
            general liability insurance, on an occurrence basis in the amount of $1,000,000 per occurrence per Property and $3,000,000 in the aggregate per Property covering each Loan Party, each of its Subsidiaries, the Agent and each Lender against claims for bodily injury, death and property damage (including claims and legal liability to the extent insurable imposed upon Lender and all court costs and attorneys' fees and expenses), arising out of or connected with the possession, use, leasing, operation, maintenance or condition of each Property or occurring in, upon or about or resulting from each Property, or any drive, sidewalk, curb or passageway adjacent thereto (to the extent insurable), which insurance shall include blanket contractual liability coverage which insures contractual liability (to the extent insurable) under the indemnification set forth in Section 8.3 of this Agreement (but such coverage or the amount thereof shall in no way limit such indemnification), garage liability (if applicable), products liability (if applicable) and elevator liability (if applicable) coverage and during any period of construction of any Improvements, owner's and contractor's protective liability coverage, including completed operations liability coverage. If any of the coverages referred to in this Section are obtained under a so called "blanket" policy with more than one Property covered, the policy shall contain an "individual aggregate per location/project" endorsement.

                  (b) GENERAL LIABILITY AND PROPERTY DAMAGE. Commercial general liability and property damage insurance on an occurrence basis in connection with any construction being performed at any Property, to be carried by any contractor or construction manager or by any Person, including any Loan Party or any of its Subsidiaries, performing a similar function, including "Builders Risk" coverage in the amount of $1,000,000 per occurrence and $3,000,000 in the aggregate.

                  (c) LIQUOR LIABILITY AND DRAM SHOP INSURANCE. For any Property
            on which any Loan Party or any of its Subsidiaries operates a liquor business in which liquor is served, liquor liability and dram shop insurance on such basis and in such amounts as shall be reasonably required by Agent in a minimum amount of $1,000,000 per occurrence and $3,000,000 in the aggregate for Properties.

                  (d) UMBRELLA OR EXCESS LIABILITY INSURANCE. Umbrella or excess liability insurance, on an incurrence basis in the amount of at least

            $50,000,000 per occurrence and in the aggregate per year covering each Loan Party, each of its Subsidiaries and Agent against claims for damages in excess of all primary liability policies.

            5.12.1.4 ADDITIONAL INSURANCE. Each Loan Party shall procure and maintain, and shall cause each of its Subsidiaries to procure and maintain, such other insurance with respect to the Properties against loss or damage of the kinds from time to time customarily insured against and in such amounts as are generally available at reasonable premiums and are generally required by institutional lenders for properties comparable to the Properties.

            5.12.2 POLICY PROVISIONS. Each policy of insurance maintained in respect of Borrower and/or any Property pursuant to this Section shall (a) in the case of each category of public liability insurance, name Borrower as insured and name Agent (for the benefit of the Lenders) as an additional insured, and in the case of all other insurance required under this Agreement, as an additional insured or as a loss payee, as Agent shall require; (b) except in the case of public liability insurance and workers' compensation insurance, provide that all proceeds thereunder shall be payable to Agent pursuant to a standard first mortgagee endorsement, without contribution, that all losses with respect to each Property shall be paid directly to Agent, without contribution by any similar insurance carried by Agent and that adjustment and settlement of any material loss shall be subject to the reasonable approval of Agent; (c) include effective waivers by the insurer of all rights of subrogation against any loss payee, additional insured or named insured; (d) permit Agent to pay the premiums and continue any insurance upon failure of such Loan Party or such Subsidiary, as the case may be, to pay premiums when due, upon the insolvency of such Loan Party or such Subsidiary, as the case may be, or through foreclosure;
(e) to the extent such provisions are reasonably obtainable, provide that such insurance shall not be impaired or invalidated by virtue of (i) any act, failure to act, negligence of, or violation of declarations, warranties or conditions contained in such policy by any of the Loan Parties, the Agent, the Lenders, or any other named insured, additional insured or loss payee, except for the gross negligence or willful misconduct of Agent or the Lenders knowingly in violation of the conditions of such policy, (ii) the occupation or use of such Property for purposes more hazardous than permitted by the terms of the policy, (iii) any foreclosure or other proceeding or notice of sale relating to such Property or
(iv) any change in the possession of such Property without a change in the identity of the holder of actual title to such Property; (f) be subject to a deductible, if any, not greater than $100,000 (or, with respect to coverage for wind damage, such greater amount as shall not exceed 5.0% of the affected Property's agreed value); (g) contain an endorsement providing that none of the Agent, the Lenders or the Loan Parties shall be, or shall be deemed to be, a co-insurer with respect to any risk insured by such policy; and (h) provide that if all or any part of such policy shall be canceled or terminated, or shall expire, the insurer will forthwith give notice thereof to Agent and each additional insured and loss payee and that no cancellation, termination, expiration, reduction in amount of, or material change (other than an increase) in, coverage thereof shall be effective until at least 30 days after receipt by Agent and each additional insured and loss payee of written notice thereof.

            5.12.3 INCREASES IN COVERAGE. The policy limits of any policy of insurance required hereunder shall be increased from time to time to reflect what a reasonable prudent owner of land and improvements similar in type and locality to each Property would carry.

            5.12.4 PAYMENT OF PROCEEDS. If any such insurance proceeds required to be paid to Agent are instead made payable to Borrower, COPT or any Subsidiary thereof, each of Borrower and COPT hereby appoints Agent as its attorney-in-fact, irrevocably and coupled with an interest, to endorse and/or transfer any such payment to Agent.

            5.12.5 DELIVERY OF COUNTERPART POLICIES; EVIDENCE. Each Loan Party shall deliver, and shall cause each of its Subsidiaries to deliver, to Agent on or before the Closing Date evidence acceptable to Agent for the valid policies of insurance required by this Agreement or any other Loan Document to be carried evidencing (i) the issuance of such policies, (ii) the payment of all premiums payable for the period ending not earlier than the first Anniversary and (iii) coverage which meets all of the requirements set forth in this Agreement. At each time after the Closing Date that any Loan Party or any of its Subsidiaries is required by this Agreement or by any Security Document or any other Loan Document to deliver evidence of insurance, such Loan Party shall deliver, or shall cause such Subsidiary to deliver, such evidence of valid policies of insurance acceptable to Agent evidencing (a) the issuance of the policies of insurance required by this Agreement or other Loan Document to be carried, (b) the payment of all premiums then due to the applicable insurer, (c) coverage which meets all of the requirements set forth in this Agreement or other Loan Document, and (d) that the required policies are in full force and effect.

            5.12.6 REPLACEMENT OR RENEWAL POLICIES. Not less than 30 days prior to the expiration, termination or cancellation of any insurance policy which any Loan Party or any of its Subsidiaries is required to maintain hereunder, such Loan Party shall obtain, or shall cause such Subsidiary to obtain, a replacement or renewal policy or policies (or a binding commitment for such replacement or renewal policy or policies), which shall be effective no later than the date of the expiration, termination or cancellation of the previous policy, and shall deliver to Agent a valid binder in respect of such policy or policies in the same form and containing the same information as the expiring policy or policies required to be delivered by each Loan Party and its Subsidiaries pursuant to this Section or a copy of the binding commitment for such policy complying with all the requirements of this Section, followed by a certified true copy of the policy or policies when issued.

            5.12.7 MATERIAL CHANGE IN POLICY. Each Loan Party shall deliver, and shall cause each of its Subsidiaries to deliver, to Agent concurrently with each material change in any insurance policy covering any part of the Properties required to be maintained by each Loan Party and its Subsidiaries hereunder, a valid binder or policy endorsement with respect to such changed insurance policy certified by the insurance company issuing such policy, in the same form and containing the same information as the original evidence of insurance required to be delivered by each Loan Party and its Subsidiaries pursuant to this Section.

            5.12.8 SEPARATE INSURANCE. No Loan Party will take out, nor will it permit any of its Subsidiaries to take out, separate insurance concurrent in form or contributing in the event of loss with that required to be maintained pursuant to this Section unless such insurance complies with all of the requirements of this Section.

5.13 CASUALTY AND CONDEMNATION; RESTORATION.

            5.13.1 NOTICE OF CASUALTY. Upon the occurrence of any damage to or loss or destruction of all or any portion of any Property, whether or not covered by insurance, which will cost (or may reasonably be expected to cost) more than $1,000,000 to Restore, as reasonably determined by Borrower and so certified in an Officers' Certificate delivered to the Agent, (i) Borrower shall promptly deliver to Agent written notice of the same which shall, among other things, describe such casualty, and (ii) as soon as practicable but in any event prior to the commencement of Restoration of such Property, Borrower shall deliver to Agent a notice of its intended course of action with respect to such Restoration, in such detail as Agent shall reasonably require.

            5.13.2 INSURANCE PROCEEDS. All Insurance Proceeds in respect of a Property and the right thereto are hereby irrevocably assigned and pledged by each Loan Party to Agent for the benefit of the Lenders, and Agent on behalf of the Lenders is authorized, at its option, to collect and receive all of the same and to give proper receipts and acquittances therefor; PROVIDED, however, that if no Event of Default shall have occurred and be continuing such Loan Party shall have the right to direct Agent to apply Insurance Proceeds in accordance with Sections 5.13.6. If no Event of Default shall have occurred and be continuing, to the extent not inconsistent with the requirements of Sections
5.13.5 and 5.13.6, such Loan Party shall have the right to direct Agent (1) to pay to such Loan Party all Insurance Proceeds with respect to such casualty affecting a Property which will cost (or may reasonably be expected to cost) less than $1,000,000 to Restore and (2) to pay to such Loan Party all proceeds of any related business interruption insurance. Each Loan Party agrees to execute and to cause each of its Subsidiaries to execute such further assignments and pledges of any Insurance Proceeds in respect of the Properties as Agent may reasonably require and shall otherwise cooperate with Agent in obtaining for Agent and the Lenders the benefit of any Insurance Proceeds lawfully or equitably payable in respect of any such Property, subject to the provisos above. If, prior to the receipt by Agent of such Insurance Proceeds, any Property shall have been transferred upon foreclosure of the applicable Mortgage (or by deed in lieu thereof), Agent shall have the right to receive such Insurance Proceeds to the extent (x) such Insurance Proceeds are attributable to a casualty occurring prior to foreclosure or delivery of any deed in lieu thereof and (y) of any deficiency found to be due upon such sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by Lender in connection with the collection of such Insurance Proceeds. Agent may, but shall not be obligated to, make proof of loss if not made promptly by the applicable Loan Party or Subsidiary thereof. During the continuance of an Event of Default, Agent is hereby authorized and empowered by each of the Loan Parties to settle, adjust or compromise any claims for damage, destruction or loss thereunder, with or without the consent of any Loan Party or any of its Subsidiaries (and each of the Loan Parties hereby irrevocably appoints and constitutes the Agent as such Loan Party's lawful attorney-in-fact, coupled with an interest and with full power of substitution, for such purpose). In no event shall any Loan Party or any of its Subsidiaries settle, adjust or compromise any claim for Insurance Proceeds in respect of any Property in excess of $1,000,000 without the prior written consent of Agent which shall not be unreasonably withheld, conditioned or delayed. If any Loan Party or any of its Subsidiaries receives any Insurance Proceeds resulting from such casualty in respect of any Property, such Loan Party or Subsidiary shall promptly endorse and transfer, or cause such Subsidiary to endorse and transfer, such excess Insurance Proceeds to Agent and each Loan Party covenants that until so paid over to Agent, such Loan Party or such Subsidiary, as applicable, shall hold such Insurance Proceeds in trust for the benefit of Agent and the Lenders and shall not commingle such Insurance Proceeds with any other funds or assets of such Loan Party or Subsidiary or any other Person.

            5.13.3 Notice of Condemnation; Negotiation and Settlement of Claims. The Loan Parties shall, and shall cause their respective Subsidiaries to, promptly deliver written notice to Agent upon obtaining knowledge of the institution, or the proposed institution, of any bona fide action or proceeding for the Taking of all or any portion of any Property. Agent shall have the right to participate in any negotiation, action or proceeding relating to any such action or proceeding affecting any Property, and no settlement or compromise of any claim in connection with any such action or proceeding shall be made without the consent of Agent, which consent shall not be unreasonably withheld, conditioned or delayed. Upon the occurrence of any Taking with respect to a Property which will cost (or may reasonably be expected to cost) more than $1,000,000 to Restore, as reasonably determined by Borrower and so certified in an Officers' Certificate delivered to Agent, as soon as practicable thereafter but in any event not less than 20 days prior to the commencement of any Restoration of such Property, Borrower shall deliver to Agent a notice of its intentions with respect to such renovation in such detail as Lender shall require.

            5.13.4 CONDEMNATION PROCEEDS. All Condemnation Proceeds in respect of each of the Properties and the right thereto are hereby irrevocably assigned and pledged by each Loan Party to Agent for the benefit of the Lenders, and Agent on behalf of the Lenders is authorized, at its option, to collect and receive all such Condemnation Proceeds and to give proper receipts and acquittances therefor; PROVIDED, HOWEVER, (x) if no Event of Default shall have occurred and be continuing, such Loan Party shall have the right to direct Agent to apply Condemnation Proceeds in accordance with Section 2.7.2 (without application of the minimum amount requirements contained therein) and (z) if no Event of Default shall have occurred and be continuing, such Loan Party shall have the right to direct Agent to pay such Loan Party all Condemnation Proceeds with respect to a Taking affecting a Property which will cost (or may reasonably be expected to cost) less than $1,000,000 to Restore. Each Loan Party agrees to execute, and to cause each of its Subsidiaries to execute, such further assignments of any Condemnation Proceeds in respect of any Property as Agent may reasonably require and shall otherwise cooperate with Agent in obtaining for Agent and the Lenders the benefit of any Condemnation Proceeds lawfully or equitably payable in respect of such Property, subject to the provisos above. If, prior to the receipt by Agent of such Condemnation Proceeds, the portion of the Property, subject to such action or proceeding shall have been sold on foreclosure of the applicable Mortgage (or by deed in lieu thereof), Agent shall have the right to receive such Condemnation Proceeds to the extent (x) such Condemnation Proceeds are attributable to a Taking occurring prior to foreclosure or delivery of any deed in lieu thereof and (y) of any deficiency found to be due upon such sale, with legal interest thereon, and reasonable counsel fees, costs and disbursements incurred by Agent in connection with the collection of such Condemnation Proceeds. Agent may, but shall not be obligated to, make proof of loss if not made promptly by the applicable Loan Party or Subsidiary thereof. Upon the occurrence and during the continuance of an Event of Default (but not otherwise), Agent is hereby authorized and empowered by each Loan Party to settle, adjust or compromise any claims for Condemnation Proceeds with or without the consent of such Loan Party or any of its Subsidiaries (and each of the Loan Parties hereby irrevocably appoints and constitutes Agent as its lawful attorney-in-fact, coupled with an interest and with full power of substitution, for such purpose). In no event shall any Loan Party or any of its Subsidiaries settle, adjust or compromise any claim for Condemnation Proceeds in respect of any Property without the prior written consent of Agent, which shall not be unreasonably withheld, conditioned or delayed. Each condemnor concerned is hereby authorized and directed to make payment of all Condemnation Proceeds in respect of each of the Properties payable by it directly to Agent. If any Loan Party or any of its Subsidiaries receives any Condemnation Proceeds resulting from such condemnation in respect of any Property, such Loan Party or such Subsidiary shall promptly endorse and transfer such excess Condemnation Proceeds to Agent and each Loan Party covenants that until so paid over to Agent, such Loan Party or Subsidiary, as the case may be, shall hold such Condemnation Proceeds in trust for the benefit of Agent and the Lenders and shall not commingle such Condemnation Proceeds with any other funds or assets of such Loan Party or Subsidiary or any other Person.

            5.13.5 Repayment of Loans; Payment of Release Price; Conditions to Restoration. In the event of any casualty or Taking with respect to a Property, which will cost (or may reasonably be expected to cost) more than $1,000,000 to Restore, as reasonably determined by Borrower and so certified in an Officers' Certificate delivered to Agent, Borrower shall elect by written notice delivered to Agent as soon as practicable thereafter, but in any event before the earlier of (x) 30 days after the occurrence of such casualty or Taking and (y) the commencement of the Restoration of such Property, either:

            5.13.5.1 to Release such Property pursuant to Section 2.8, prepay the loan to the extent required under Section 2.8.1.3 (with Agent to release to Borrower any excess Net Insurance/Condemnation Proceeds held by Agent after such required prepayment); or

            5.13.5.2 if all the following conditions shall be satisfied, to Restore such Property in accordance with Section 5.13.6:

                  (a) the Maturity Date shall then not have occurred;

                  (b) no Potential Event of Default or Event of Default shall have occurred and be continuing;

                  (c) Agent shall have determined that Borrower is in compliance in all respects with the provisions or Section 5.13.6;

                  (d) Agent shall have determined, in its reasonable discretion and after considering such written opinions of architects and engineers and other written information as Borrower shall timely deliver to Agent, that Restoration of such Property is, under the circumstances then existing, physically and economically feasible and can be completed in accordance with Section 5.13.6 on or before a date not less than six months prior to the Maturity Date (or such later date as is reasonably and mutually acceptable to Borrower and Requisite Lenders);

                  (e) Borrower shall have business interruption or rental income insurance complying with this Agreement in an amount at least equal to the reduction in Property Adjusted Net Income with respect to such Property, if any, which Borrower reasonably expects to suffer during the period of Restoration;

                  (f) either (1) the Net Insurance/Condemnation Proceeds shall be sufficient to complete the costs of such Restoration, as determined by Agent in its reasonable discretion, or (2) Borrower shall have provided, at Borrower's option, a cash deposit or a letter of credit satisfactory to Agent, in its reasonable discretion (or other collateral reasonably satisfactory to Agent), for the amount of any shortfall in the amount of Net Insurance/Condemnation Proceeds necessary to cover the costs to complete such Restoration; and

                  (g) unless Agent agrees that no such Appraisal shall be
            required, Agent shall have received an Appraisal satisfactory to Agent demonstrating that the aggregate Appraised Values of such Property following such Restoration shall not be less than the most recent Appraised Value of such Property prior to such casualty or Taking.

If the Loan Parties and their respective Subsidiaries shall fail to satisfy the conditions set forth herein with respect to the related Property, or shall fail to diligently and continuously prosecute the Work to completion (other than as a result of Excusable Delay), as determined by Agent, in its reasonable discretion, then Borrower shall prepay the Loans in an amount equal to the Release Price with respect to such Property and Agent shall apply any or all remaining Net Insurance/Condemnation Proceeds, as applicable, towards such prepayment and the Property shall be Released pursuant to Section 2.8. Provided that no Event of Default or Potential Event of Default then exists, any excess Net Insurance/Condemnation Proceeds remaining after such prepayment shall be released by Agent to Borrower.

            5.13.6 RESTORATION WITH NET INSURANCE/CONDEMNATION PROCEEDS. In the event of any casualty or Taking with respect to a Property, which will cost (or may reasonably be expected to cost) more than $1,000,000 to Restore, as reasonably determined by Borrower and so certified in an Officers' Certificate delivered to Agent, if Borrower elects to Restore a Property, pursuant to this Section and the conditions set forth in Section 5.13.5.2 are satisfied, all Net Insurance/Condemnation Proceeds shall be held by Agent in an interest-bearing account at Agent, with all interest to be held therein until completion and final inspection of the Work, and shall be applied by Agent to the payment of the cost of Restoring such Property so damaged or destroyed or of the portion or portions of such Property not so Taken (the "WORK") and shall be paid out from time to time to Borrower as the Work progresses, subject to retainage as reasonably determined by Agent in accordance with construction lending practices and otherwise in accordance with any conditions reasonably imposed by Lender but subject to each of the following conditions:

            5.13.6.1 Subject to Excusable Delays, Borrower shall promptly (and in any event within 120 days after the applicable casualty or Taking or such other period as may be agreeable to the Agent and the Requisite Lenders) commence, or cause the commencement of, Restoration of such Property.

            5.13.6.2 If the Work is structural or if the cost of the Work, as estimated by Borrower, shall exceed 15% of the Property Amount with respect to such Property the Work shall be in the charge of an architect or Engineer (who may be an employee or Affiliate of Borrower only if the cost of the Work does not exceed such lesser amount), and before Borrower commences any Work, other than temporary work to protect property or prevent interference with business, Agent shall have approved the plans and specifications and the general contract for the Work to be submitted by Borrower, which approval shall not be unreasonably withheld, conditioned or delayed. Such plans and specifications shall provide for such Work that, upon completion thereof, the Improvements shall (x) be in compliance in all material respects with all legal requirements such that all representations or warranties of the Loan Parties relating to the compliance of such Property with Applicable Laws in this Agreement or any of the other Loan Documents would then be true and correct, and (y) be at least equal in value and general utility to the Improvements which were on such Property prior to the damage, destruction or Taking. Such plans and specifications shall be accompanied by (1) a signed estimate of Borrower, or, if an architect or Engineer is required to supervise the Work, such architect or Engineer, stating the estimated cost of completing the Work, which estimate shall bear the architect's or Engineer's seal if not made by Borrower and (2) to the extent necessary at such stage of the Work, certified copies of all Authorizations required in connection with the commencement and performance of the Work.

            5.13.6.3 Each request for payment shall be made on seven days' prior notice to Agent and shall be accompanied by paid invoices and by (a) a certificate to be made by such architect or Engineer, if one be required under clause (ii) above, otherwise by an Officers' Certificate of Borrower, stating that (1) all of the Work completed has been done in substantial compliance with the approved plans and specifications, if any be required under said clause (ii) above, and (2) the sum requested is justly required to reimburse Borrower for payments made by Borrower to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Agent does not exceed the cost of the Work done to the date of such certificate, and (b) an Officers' Certificate of Borrower stating either that (x) the amount of such proceeds remaining in the hands of Agent, or (y) the amount of such funds, PLUS funds in the hands of the applicable Loan Party or Subsidiary thereof from other sources irrevocably committed to the completion of the Work in a manner reasonably satisfactory to Lender (including delivery of such funds to Agent for application to pay the costs of the Restoration), will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as Agent may require an estimate of the cost of such completion). Agent may require that any such statements be independently verified by an inspector approved by Agent.

            5.13.6.4 Each request shall be accompanied by waivers of lien satisfactory to Agent covering that part of the Work for which payment or reimbursement has been made (or other evidence as shall be satisfactory to Agent in its sole discretion confirming that no rights of mechanics, contractors, subcontractors, materialmen or suppliers are outstanding in respect of such Work) and by a search prepared by the Title Company reasonably satisfactory to Agent establishing that there has not been filed with respect to such Property any mechanics' or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record or bonded to the reasonable satisfaction of Agent and evidencing the continued priority of the Mortgage and Assignment of Rents and Leases on such Property.

            5.13.6.5 The available Insurance Proceeds or Condemnation Proceeds which are paid or will be payable by the insurance company (together with any cash, irrevocable letter of credit, payment or performance bond or United States government obligation assigned to Lender as collateral, in each case reasonably acceptable to Agent as to amount, obligor and maturity) are, in the reasonable judgment of Agent, sufficient to pay in full the costs of the Restoration.

            5.13.6.6 There shall be no Event of Default or Potential Event of Default.

            5.13.6.7 The request for any payment after the Work has been completed shall be accompanied by (a) a copy of any certificate or certificates required by law to render occupancy of the improvements being rebuilt, repaired or restored legal; and (b) final lien waivers for all labor, materials and supplies from all contractors, subcontractors and materialmen, except with respect to claims or rights being contested or bonded in accordance with the provisions hereof.

            5.13.6.8 After commencing the Work, Borrower shall, subject to Excusable Delays, perform the Work diligently and in good faith in a good and workmanlike manner to completion in accordance with the approved plans and specifications, if any.

            5.13.6.9 Agent shall have received "agreements to complete" of the general contractor and any independent architects or Engineers, which agreements to complete shall be in form and substance reasonably satisfactory to Agent.

            5.13.6.10 Borrower shall have obtained and maintained, or shall have caused the applicable Loan Party or Subsidiary thereof to obtain and maintain, completed value builders' risk (all risk) insurance in accordance with this Agreement.

            All costs and expenses of any Restoration, including, without limitation, any Work, Engineer's fees, architect's fees or contractors fees and the cost and expenses of complying with this Section, shall be for the account of Borrower. Upon completion of the Work and payment in full therefor, Borrower shall promptly deliver to Agent a Completion Certificate with respect thereto, together with all final lien waivers in form and substance reasonably satisfactory to Agent, and Agent shall return to Borrower the amount of any unspent Insurance Proceeds or Condemnation Proceeds then or thereafter in the hands of Agent on account of the casualty or Taking that necessitated such Work, together with all undisbursed accrued interest thereon. Nothing in this Section shall prevent Agent from applying at any time all or any part of the Insurance Proceeds or Condemnation Proceeds to the curing of any Event of Default under this Agreement or any other Loan Document.

            5.13.7 ENGINEER'S INSPECTION. At any time after Agent becomes aware of a casualty or Taking involving an aggregate amount in excess of $1,000,000 (as reasonably determined by Borrower and so certified in an Officers' Certificate delivered to Agent) Agent may hire an independent engineer to inspect the applicable Property and Agent may deem any related Restoration not complete unless the engineer reasonably determines that the Restoration was completed in accordance with this Agreement. The cost of such inspection shall be for the account of Borrower.

5.14 BRUNDAGE CLAUSE.

            In the event of the enactment of or change in (including a change in interpretation of) any Applicable Law (i) deducting or allowing any Loan Party or any of its Subsidiaries to deduct from the value of any Property for the purpose of taxation any Lien thereon, (ii) subjecting any Lender to any tax in respect of, or changing the basis of taxation in respect of, the Mortgages, or the manner of collection of such taxes (other than Taxes on net income, franchise taxes and doing business taxes), or (iii) for the taxation of mortgages or debts secured by mortgages or in the means of collection of any such tax, in each such case, so as to affect any Lender or the Notes or the Mortgages or any other Loan Document, and the result is to increase the taxes imposed upon or the cost to any Lender of maintaining the Loans, or to reduce the amount of any payments receivable under the Notes, the Mortgages or any other Loan Document, or to invalidate the Lien created by any Security Document, then, in any such event, Borrower shall, within twenty Business Days of receipt of a request therefor, accompanied by documentation verifying the nature, amount and due date, pay to such Lender additional amounts to compensate for such increased costs or reduced amounts; PROVIDED, HOWEVER, that if any Lender makes such a request, or if the Lien created by any Security Document may be invalidated, then Borrower shall have the right, and, in the case of such invalidation, shall have the obligation, to prepay the Loans, in accordance with the provisions of this Agreement and the Notes; PROVIDED FURTHER, HOWEVER, that if any such payment or reimbursement shall be unlawful or would constitute usury or render the Loans wholly or partially usurious under Applicable Law, then Agent may, in its sole discretion, declare the Loans so affected immediately due and payable (without premium or penalty) and/or require Borrower to pay or reimburse the Lenders for payment of the lawful and non-usurious portion thereof not less than 180 days after notice of such declaration.

5.15 FURTHER ASSURANCES.

            5.15.1 ASSURANCES. Without expense or cost to Agent or the Lenders, each Loan Party shall, and shall cause each of its Subsidiaries to, from time to time hereafter execute, acknowledge, file, record, do and deliver all and any further acts, deeds, conveyances, mortgages, deeds of trust, deeds to secure debt, security agreements, hypothecations, pledges, charges, assignments, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as Agent may from time to time reasonably require in order to carry out more effectively the purposes of this Agreement or the other Loan Documents, including to subject any Property or other items of Collateral, intended to now or hereafter be covered, to the Liens created by the Security Documents, to perfect and maintain such Liens, and to assure, convey, assign, transfer and confirm unto Agent the property and rights hereby conveyed and assigned or intended to now or hereafter be conveyed or assigned or which any Loan Party or any such Subsidiary may be or may hereafter become bound to convey or to assign to Lender or for carrying out the intention of or facilitating the performance of the terms of this Agreement, or any other Loan Documents or for filing, registering or recording this Agreement or any other Loan Documents. Without limiting the foregoing, each Borrower shall deliver to Agent, promptly upon receipt thereof, all instruments received by Borrower after the Closing Date and take all actions and execute all documents necessary or reasonably requested by Agent to perfect Agent's security interest in any such instrument or any other Investment acquired by Borrower. Promptly upon request or, in an emergency, upon demand, each Loan Party shall execute and deliver, and hereby authorizes Agent to execute and file in the name of such Loan Party, to the extent Agent may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the Lien hereof upon the Collateral.

            5.15.2 FILING AND RECORDING OBLIGATIONS. Each Loan Party shall pay all filing, registration and recording fees and all expenses incident to the execution and acknowledgement of any Mortgage or other Loan Document, including any instrument of further assurance described in Section 5.15.1 and shall pay all mortgage recording taxes, transfer taxes, general intangibles taxes and governmental stamp and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery, filing, recording or registration of any Mortgage or other Loan Document, including any instrument of further assurance described in Section 5.15.1 or by reason of its interest in, or measured by amounts payable under, the Notes, the Mortgages or any other Loan Document, including any instrument of further assurance described in
Section 5.15.1, and shall pay all stamp taxes and other taxes required to be paid on the Notes or any other Loan Document, but excluding in the case of any Lender, Taxes imposed on its income by a jurisdiction under the laws of which it is organized or in which its principal executive office is located or in which its applicable lender office for funding or booking its Loans hereunder is located or Taxes to which it is generally subject by reason of its conduct of its business therein. If any Loan Party fails to make any of the payments described in the preceding sentence within 10 days after notice thereof from Agent (or such shorter period as is necessary to protect the loss of or diminution in value of any Collateral by reason of tax foreclosure or otherwise, as determined by Agent, in its sole discretion) accompanied by documentation verifying the nature and amount of such payments, Agent may (but shall not be obligated to) pay the amount due and the Loan Parties shall reimburse all amounts in accordance with the terms hereof upon demand. If Applicable Law prohibits any Loan Party from paying such taxes, charges, filing, registration and recording fees, excises, levies, stamp taxes or other taxes, then Agent may declare the Loans immediately due and payable in accordance with the terms of this Agreement, without premium or penalty not less than 30 days after such declaration in a principal amount equal to the Property Amount with respect to the applicable Property.

            5.15.3 COSTS OF DEFENDING AND UPHOLDING THE LIEN. Agent may, upon at least five days' prior notice to Borrower, (i) appear in and defend any action or proceeding, in the name and on behalf of the Agent, the Lenders or any Loan Party in which the Agent or any Lender is named or which Agent in its sole discretion determines is reasonably likely to materially adversely affect any Property, any other material Collateral, any Mortgage, the Lien thereof or any other Loan Document and (ii) institute any action or proceeding which Agent reasonably determines should be instituted to protect the interest or rights of Agent in any Property or other Collateral or under this Agreement or any other Loan Document. Borrower agrees that all reasonable costs and expenses expended or otherwise incurred pursuant to this Section (including reasonable attorneys' fees and disbursements) by Agent shall be paid by Borrower or reimbursed to Agent, as the case may be, promptly after demand.

            5.15.4 COSTS OF ENFORCEMENT. Borrower agrees to bear and shall pay or reimburse Agent and the Lenders in accordance with the terms of this Agreement for all reasonable sums, costs and expenses incurred by any Lender (including reasonable attorneys' fees and the expenses and fees of any receiver or similar official) of or incidental to the collection of any of the Obligations, any foreclosure (or Transfer in lieu of foreclosure) of any Mortgage or any other Loan Document or any sale of all or any portion of any Property or all or any portion of the other Collateral.

5.16 RENOVATIONS.

            5.16.1 NOTICE OF RENOVATION; RENOVATION PLANS. If any Loan Party intends to Renovate any Property and such Renovation is estimated to cost in excess of $1,000,000 (as reasonably determined by Borrower and so certified in an Officers' Certificate delivered to the Agent), Borrower shall, prior to the commencement of any such Renovation, deliver to the Agent the following: (i) a written notice of renovation or restoration with respect thereto, which shall, among other things, describe such Loan Party's plans with respect to such Renovation and the nature and extent of any interruption in leasing, use and other operations caused by the Renovation; (ii) a project budget (as revised and supplemented from time to time in accordance with this Section 5.16.1 (the "RENOVATION BUDGET") satisfactory in form to the Agent and setting forth, among other things, the aggregate costs for such Renovation, and the aggregate cost for each line item in such budget; (iii) an estimated time schedule for such Renovation, satisfactory in form to the Agent and setting forth, among other things, the projected completion date, the square footage of the Property that will be unavailable for leasing as a result of such Renovation and the duration of such unavailability; (iv) a description of such Renovation in reasonable detail as may be requested by the Agent (as revised and supplemented from time to time in accordance with this Section 5.16.1 (the "RENOVATION PLANS"), which shall be reasonably satisfactory in form and substance to the Agent; and (v) all such other information or materials with respect to the Renovation that the Agent may reasonably request. In the event such changes the scope of the intended Renovation, revises the Renovation Budget (including the estimated amounts contained therein), or revises or modifies the Renovation Plans, Borrower shall promptly deliver to the Agent a supplement to the Renovation Budget or Renovation Plans or a revised Renovation Budget or revised Renovation Plans, as applicable, which shall be satisfactory in form and substance to the Agent.

            5.16.2 CONDUCT OF RENOVATION; COSTS. The applicable Loan Party shall complete the Renovation promptly, in a good and workmanlike manner and in accordance with the Renovation Plans. All costs and expenses of any Renovation, including, without limitation, the cost and expenses of complying with this
Section 5.16, shall be for the account of Borrower.

            5.16.3 COMPLETION CERTIFICATE. Upon completion of the Renovation, Borrower shall promptly deliver to the Agent a written notice of completion with respect thereto.

            5.16.4 ENGINEER'S INSPECTION. At any time after the Agent becomes aware of a Renovation involving an aggregate amount in excess of $1,000,000 (as reasonably determined by Borrower and so certified in an Officer's Certificate delivered to the Agent), the Agent may hire an independent engineer to inspect the applicable Property and the related Renovation and Lender may deem such Renovation not complete unless the engineer approves such Renovation. The cost of such inspection shall be for the account of Borrower.

                                    ARTICLE 6
                               NEGATIVE COVENANTS

            Each Loan Party covenants and agrees that, until payment in full of the Loans and the other Obligations (other than indemnification obligations with respect to claims that have not been asserted at the time that the Loans and all other Obligations have been paid in full), the Loan Parties shall perform and shall cause each of their respective Subsidiaries to perform all of their covenants in this Article 6.

6.1 INDEBTEDNESS OF PARTNERSHIP BORROWER.

            Any Partnership Borrower shall not, directly or indirectly, create, incur, assume, Guarantee, refinance, exchange, refund or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

            6.1.1 the Obligations; and

            6.1.2 Interest Rate Agreements otherwise required or permitted under this Agreement; and

            6.1.3 unsecured intercompany Indebtedness owed to Loan Parties, if all such Indebtedness is evidenced by one or more promissory notes that are pledged to Lender pursuant to the Security Documents to secure the Obligations.

6.2 INDEBTEDNESS OF COPLP AND COPT.

            COPLP shall not, directly or indirectly, create, incur, assume, Guarantee, refinance, exchange, refund or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except as permitted pursuant to the Revolving Credit Agreement.

6.3 LIENS AND RELATED MATTERS.

            6.3.1 PROHIBITION ON LIENS. Any Loan Party shall not, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods, furniture, fixtures, equipment or accounts receivable) of such Loan Party, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except (i) in connection with Indebtedness permitted under Section 6.1 or 6.2 hereof, as applicable, (ii) pursuant to the Security Documents, and (iii) Permitted Encumbrances.

            6.3.2 NO FURTHER NEGATIVE PLEDGES. Except with respect to agreements entered into in the ordinary course of business which by their terms restrict the assignment of rights thereunder (but not any other rights or interests and otherwise consistent with industry practices) any Loan Party shall not, directly or indirectly, enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired, except to the extent that Liens to secure the Obligations are excluded therefrom.

6.4 INVESTMENTS.

            Any Loan Party shall not, directly or indirectly, make any Investment in any Person, including any Affiliate or Joint Venture, except (i) any transaction permitted under Sections 6.1, 6.2 and 8.13, (ii) any Renovations, Restorations or improvements permitted under Section 5.5, 5.13,
5.16 or elsewhere in this Agreement, (iii) Investments in Subsidiaries of such Loan Party, (iv) Investments in Cash or Cash Equivalents, or (v) Investments set forth on SCHEDULE 6.4. For the purpose of this Section and without limiting any other method of making an Investment, a Loan Party and its Subsidiaries shall be deemed to make an Investment in each Investment owned by a Person at the time such Person becomes a Subsidiary of such Loan Party or any of its Subsidiaries.

6.5 CONTINGENT OBLIGATIONS.

            Any Loan Party shall not, directly or indirectly, create or become liable with respect to any Contingent Obligation, except that:

            6.5.1 Such Loan Party may become liable with respect to Contingent Obligations in respect of the Obligations;

            6.5.2 Such Loan Party may become liable with respect to Contingent Obligations in respect of the "Obligations" under and as defined in the Revolving Credit Agreement;

            6.5.3 Such Loan Party may as required hereunder or under the Revolving Credit Agreement or in the ordinary course of such Loan Party's business enter into interest rate hedging agreements with respect to Indebtedness otherwise permitted under this Agreement or the Revolving Credit Agreement;

            6.5.4 Such Loan Party may become liable with respect to indemnification agreements and Guaranties (whether now or existing or hereafter entered into) with respect to performance, surety and similar bonds or guaranties of completion provided in the ordinary course of business consistent with past practices, in an aggregate maximum amount when combined with all such Loan Parties, not to exceed $3,000,000 (for purposes of determining the amount of any such guaranty of completion with respect to this Section 6.5.4, (i) in the event such completion guaranty guarantees construction obligations that are the subject of a guaranteed maximum general contract and for which the general contractor thereunder has posted a valid performance bond, the amount of such guaranty of completion shall be deemed to be ten percent (10%) of the sum of:
(a) the total construction budget for the then remaining construction obligations guaranteed by the guaranty of completion, MINUS (b) any remaining unallocated contingency included in such construction budget, all as reasonably determined by such Loan Party and accepted by the Agent, and (ii) in all other events, the amount of such guaranty of completion shall be deemed to be the lesser of: (a) the sum of: (i) one hundred percent (100%) of the construction budget for the then remaining construction obligations guaranteed by such guaranty of completion, MINUS (ii) any remaining unallocated contingency included in such construction budget, all as reasonably determined by such Loan Party and accepted by the Agent; or (b) the outstanding principal and interest balance of the Indebtedness to which such guaranty of completion relates);

            6.5.5 Such Loan Party may become liable to make Investments permitted by, and in accordance with the terms of, this Article 6; and

            6.5.6 Such Loan Party may become liable with respect to Contingent Obligations permitted under Section 6.1 or 6.2, as applicable.

6.6 DISTRIBUTIONS.

            Notwithstanding the terms of any agreement, articles or bylaws to the contrary, neither COPLP nor COPH shall, directly or indirectly, declare, order, pay, make, give or publish notice or fix a date in respect of or set apart any sum for any Distribution, except, if no Event of Default has occurred and is then continuing, (i) to the extent the aggregate amount of such Distributions over the preceding twelve months is less than 90% of Funds From Operations, or (ii) as may otherwise be required in order to comply with Section 5.3.1.

6.7 FINANCIAL COVENANTS.

            6.7.1 CONSOLIDATED TANGIBLE NET WORTH. The Loan Parties shall not permit at any time the Consolidated Tangible Net Worth of COPT and its Subsidiaries to be less than (i) the Consolidated Tangible Net Worth of COPT and its Subsidiaries as of March 31, 1998, as adjusted for additional offerings of equity Securities of COPT or any of its Subsidiaries since that date in a manner acceptable to Agent, plus (ii) 80% of any Equity Proceeds received by COPT and its Subsidiaries (other than from COPT and its Subsidiaries) after the Closing Date.

            6.7.2 MINIMUM PROPERTY INTEREST COVERAGE. As of the last day of any calendar quarter, the Loan Parties shall not permit the ratio of Total Property Adjusted Net Income to Total Property Interest Expense to be less than 1.4:1.0 (such amounts to be determined with reference to the preceding 12-month period ending on such last day, or, before the first Anniversary, with reference to the period from the Closing Date to such last day).

            6.7.3 MINIMUM PROPERTY HEDGED INTEREST COVERAGE. As of the last day of any calendar quarter, the Loan Parties shall not permit the ratio of (i) Property Adjusted Net Income for all Properties subject to Interest Rate Agreements, to (ii) Property Hedged Interest Expense to be less than 1.15:1.0 (such amounts to be determined with reference to the preceding 12-month period ending on such last day, or, before the first Anniversary, with reference to the period from the Closing Date to such last day).

            6.7.4 MINIMUM CONSOLIDATED INTEREST COVERAGE. As of the last day of any calendar quarter, the Loan Parties shall not permit the ratio of Consolidated Adjusted Net Income to Consolidated Interest Expense to be less than 1.75:1.0 (such amounts to be determined with reference to the preceding 12-month period ending on such last day, or, before the first Anniversary, with reference to the period from the Closing Date to such last day).

            6.7.5 MAXIMUM CONSOLIDATED UNHEDGED FLOATING RATE DEBT. The Loan Parties shall not at any time permit Consolidated Total Indebtedness subject to a variable interest rate that is not subject to Interest Rate Agreements to exceed 15% of Consolidated Total Assets. Borrower shall submit evidence of compliance with the requirements governing Interest Rate Agreements with the Compliance Certificates delivered to Agent pursuant to Section 5.1.6.

            6.7.6 MAXIMUM CONSOLIDATED TOTAL INDEBTEDNESS. The Loan Parties shall not at any time permit Consolidated Total Indebtedness to exceed 65% of Consolidated Total Assets.

6.8 FUNDAMENTAL CHANGES.

            Without the prior written approval of the Requisite Lenders (including the Agent), which approval may be granted, withheld, conditioned or delayed in its sole discretion, the Loan Parties shall not alter the legal structure of any Loan Party, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or make or permit any Transfer, or acquire by purchase or otherwise, directly or indirectly, all or substantially all of the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person, or Transfer any Property, except that, from time to time after the Closing Date:

            6.8.1 the Loan Parties may lease space in Improvements and remove, sell or otherwise dispose of items of Collateral and other property as expressly permitted under the Loan Documents;

            6.8.2 the Loan Parties may incorporate or otherwise organize, and, subject to Section 6.4, capitalize, one or more Subsidiaries, provided that COPLP shall within thirty days after such organization deliver to the Agent a notice informing the Agent of such organization, the name and state of organization of such Subsidiary, and such other information as the Agent shall reasonably require;

            6.8.3 the Loan Parties may Transfer Properties to the extent expressly permitted in this Agreement;

            6.8.4 the Loan Parties may Transfer any Property or any other assets of any Loan Party so long as after giving effect to such Transfer the Loan Parties are in compliance with all of the covenants in this Agreement;

            6.8.5 the Loan Parties may acquire by purchase or otherwise (excluding any transaction covered by Section 6.8.6 or 6.8.7 below), directly or indirectly, all or a portion of the business, property or fixed assets of any Person so long as after giving effect to such acquisition the Loan Parties are in compliance with the covenants of this Agreement;

            6.8.6 the Loan Parties may enter into a transaction of merger or consolidation with another Entity PROVIDED THAT: (i) COPT or such Subsidiary is the surviving Entity; (ii) the Entity that is merged into COPT or such Subsidiary is predominantly in the commercial real estate business; (iii) in the case of any such transaction in which the then fair market value of the assets of the Entity that is combined with COPT or its Subsidiary is (A) ten percent (10%) or more of

COPT's and its Subsidiaries' Consolidated Total Assets, the Agent consents thereto in writing or (B) thirty-five percent (35%) or more of COPT's and its Subsidiaries Consolidated Total Assets, the Requisite Lenders and the Agent consent thereto in writing; and (iv) after giving effect to such transaction, the Loan Parties shall, on a pro forma basis, be in compliance with all of the covenants in this Agreement, including Sections 6.1, 6.2 and 6.7. Borrower shall deliver to the Agent, at least fifteen Business Days prior to the closing of any transaction described in this Section 6.8.6, a Compliance Certificate prepared on a pro forma basis after giving effect to such transaction;

            6.8.7 the Loan Parties may acquire by purchase or otherwise, directly or indirectly, all or substantially all of the stock or other evidence of beneficial ownership of any Person PROVIDED THAT (i) in the case of any such transaction in which the then fair market value of the assets in question is (A) ten percent (10%) or more of COPT's and its Subsidiaries' Consolidated Total Assets, the Agent consents thereto in writing or (B) thirty-five percent (35%) or more of COPT's and its Subsidiaries' Consolidated Total Assets, the Requisite Lenders and the Agent consent thereto in writing; and (ii) after giving effect to such transaction, the Loan Parties shall, on a pro forma basis, be in compliance with all of the covenants in this Agreement, including Sections 6.1,
6.2 and 6.7. Borrower shall deliver to the Agent, at least fifteen Business Days (or such shorter time period as reasonably acceptable to the Agent) prior to the closing of any such transaction described in this Section 6.8.7, a Compliance Certificate prepared on a pro forma basis after giving effect to such transaction; and

            6.8.8 the Loan Parties may dispose of obsolete, worn out or surplus property in the ordinary course of business.

6.9 ZONING AND CONTRACT CHANGES AND COMPLIANCE.

            Without the prior written approval of Agent, which approval shall not be unreasonably withheld, conditioned or delayed, no Loan Party shall initiate or consent to any zoning reclassification of any Property or seek any material variance under any existing zoning ordinance or use or permit the use of any Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation. No Loan Party shall initiate or consent to any change in any laws, requirements of Governmental Authorities or obligations created by private contracts and Material Leases which now or hereafter could reasonably be likely to materially and adversely affect the ownership, occupancy, use or operation of any Property without the prior written consent of Agent.

6.10 NO JOINT ASSESSMENT; SEPARATE LOTS.

            Without the prior written approval of Agent, which approval may be granted, withheld, conditioned or delayed in its sole discretion, no Loan Party shall suffer, permit or initiate the joint assessment of any Property (i) with any other real property constituting a separate tax lot (other than another Property) and (ii) with any portion of any Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any

Taxes which may be levied against any such personal property shall be assessed or levied or charged to any Property as a single lien. The Loan Parties represent and warrant that each Property is comprised of one or more parcels, each of which, to the knowledge of the Loan Parties, constitutes a separate tax lot (except with respect to any lot constituting another Property) and none of which constitutes a portion of any other tax lot.

6.11 TRANSACTIONS WITH AFFILIATED PERSONS.

            Without the prior written approval of the Requisite Lenders (including Agent), which approval may be granted, withheld, conditioned or delayed in their sole discretion, the Loan Parties shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property, the rendering of any service or the making of any Investment or Guaranty, or the amendment, restatement, supplement or other change of, or waiver or failure to enforce any obligations under, any agreement) with any holder of 5% or more of any class of equity Securities of Borrower or COPT or any Affiliate or Subsidiary of COPT unless the terms thereof are not less favorable to such Loan Party or Subsidiary, as the case may be, than those that might be obtained in a comparable transaction at the time on an arms-length basis from Persons who are not such a holder or Affiliate.

6.12 SALE OR DISCOUNT OF RECEIVABLES.

            The Loan Parties shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, sell with recourse or, except in the ordinary course of business and consistent with past practices, discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

6.13 OWNERSHIP OF SUBSIDIARIES.

            The Loan Parties shall not permit each Partnership Borrower to cease to be a Wholly Owned Subsidiary of COPT. Borrower shall not cease to be Subsidiaries of COPT and the financial statements of Borrower shall not cease to be consolidated with the financial statements of COPT in accordance with GAAP.

6.14 CONDUCT OF BUSINESS.

            6.14.1 CONDUCT OF BUSINESS. The Loan Parties shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly, do the following:

            6.14.1.1 engage in any business other than (a) the acquisition, development, construction, ownership, Renovation, Restoration, management, operation and disposition of real properties and related assets that are office, industrial, "flex" and retail properties located in the United States of America, (b) the acquisition, ownership, servicing and disposition of loans secured by real property, and (c) any business that is ancillary, in purpose and extent, to any business referred to in the preceding clauses; PROVIDED THAT, notwithstanding the foregoing, the primary focus of the business of the Loan Parties and their respective Subsidiaries, taken as a whole, shall at all times be to conduct the activities described in the foregoing clause (a) with respect to suburban office properties; or

            6.14.1.2 terminate, modify, amend, waive any material provision of, or enter into any Material Lease without Agent's prior written consent, which shall not be unreasonably withheld, conditioned or delayed, or enter into any other agreement, or take any other action, if such other agreement or action would materially change the business conducted at any Property, including any such Material Lease, agreement or other action, that would convert or reposition any Property into any office building of a quality less than as of the Closing Date.

6.15 PROPERTIES.

            6.15.1 TRANSFER OF PROPERTIES. The Loan Parties shall not, and shall not permit any of their respective Subsidiaries to, Transfer any Property, except to the extent expressly permitted under the Loan Documents, and Borrower complies with the provisions set forth in Section 2.8 with respect to such Property, including the payment of any Release Price required thereby.

6.16 MANAGEMENT AGREEMENTS; MATERIAL LEASES.

            No Loan Party shall enter into, or otherwise be or become obligated with respect to, any Management Agreement with respect to any Property after the Closing Date, except (i) Management Agreements that Agent has approved in writing, or (ii) that may be terminated by Agent without compensation upon thirty days' notice. No Loan Party shall enter into, or otherwise be or become obligated with respect to, or terminate, or amend or modify in any material respect, any Material Lease without the prior written approval of the Agent, which approval shall not be unreasonably withheld, conditioned or delayed. In connection with any such approval, if the Agent does not respond within five (5) Business Days after receipt of such Material Lease, or such amendment, modification or termination agreement relating to a Material Lease, then the Agent shall be deemed to have approved such item. In lieu of delivering the actual Material Lease, or the actual amendment, modification or termination agreement relating to a Material Lease, such Loan Party may deliver to the Agent a term sheet setting forth the material terms of such transaction for approval and any such approval or deemed approval by the Agent of such term sheet shall be effective so long as the actual Material Lease, or such amendment, modification or termination agreement relating to a Material Lease, does not deviate in any material respect from the terms set forth in such term sheet.

6.17 CHANGES IN CERTAIN OBLIGATIONS AND DOCUMENTS; ISSUANCE OF EQUITY
SECURITIES.

            6.17.1 CREDIT AGREEMENT. Without the prior written approval of Requisite Lenders, which approval may be granted, withheld, conditioned or delayed in its sole discretion, the Loans Parties shall not, and shall not permit any of their respective Subsidiaries to, enter into any agreement (other than this Agreement) prohibiting or restricting the ability of any of the Loan Parties and any of their respective Subsidiaries to amend or otherwise modify this Agreement or any other Loan Document.

            6.17.2 EQUITY SECURITIES. Without the prior written approval of Agent, which approval may be granted, withheld, conditioned or delayed in its sole discretion, except as set forth on SCHEDULE 6.17.2 annexed hereto, the Loan Parties shall not, and shall not permit any of their respective Subsidiaries to, issue any Capital Stock or other Security which, by its terms (or by the terms of any Security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund or otherwise, or redeemable in Cash at the option of the holder thereof, in whole or in part, before the date that is 91 days after the Maturity Date.

            6.17.3 ORGANIZATION DOCUMENTS. Without the prior written approval of Requisite Lenders (including Agent), which approval may be granted, withheld, conditioned or delayed in its sole discretion, the Loan Parties shall not, and shall not permit any of their respective Subsidiaries to, amend or otherwise modify their respective charters or partnership agreements in any material respect, except in connection with a transaction expressly permitted under this Agreement or as otherwise expressly permitted under the Loan Documents.

6.18 FISCAL YEAR.

            Without the prior written approval of Requisite Lenders (including Agent), which approval may be granted, withheld, conditioned or delayed in its sole discretion, neither COPT nor any of its Subsidiaries shall change its fiscal year-end from December 31.

                                    ARTICLE 7
                           EVENTS OF DEFAULT; REMEDIES

7.1 EVENTS OF DEFAULT.

      If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

            7.1.1 FAILURE TO MAKE PAYMENTS WHEN DUE. Failure to pay any installment of principal of any Loans or any Release Price when due, whether at stated maturity, by acceleration in accordance with the provisions of the applicable Loan Document, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure to pay interest or any other amount due under this Agreement within (i) two Business Days after the date of receipt of notice that such payment has not been received as of the date due, until three such notices have been delivered under this Agreement, or (ii) thereafter, five days after the date due; or

            7.1.2 OTHER DEFAULTS UNDER LOAN DOCUMENTS. Any Loan Party or any of its Subsidiaries shall default in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than any such term in this Agreement or other Loan Document that is referred to in any other clause of this Section and such default shall not have been remedied or waived within 30 days after the earlier of (i) such Loan Party's or such Subsidiary's obtaining knowledge of such default or (ii) receipt by such Loan Party or such Subsidiary of notice from Lender of such default; PROVIDED, HOWEVER, that if such default cannot be cured solely by the payment of money and the cure of such default requires a period in excess of 30 days, and such default may reasonably be expected to be cured on or before the 90th day after such Loan Party or such Subsidiary obtains knowledge or notice thereof, and if and so long as such Loan Party or such Subsidiary is diligently and continuously prosecuting such cure, then such default shall not be an Event of Default unless such Loan Party or such Subsidiary fails to cure such default before the 90th day after any Loan Party or any of its Subsidiaries obtains knowledge or notice thereof, as the case may be; or

            7.1.3 DEFAULT IN OTHER AGREEMENTS. (i) Failure of any Loan Party or any of its Subsidiaries to pay when due any principal of or interest on any Indebtedness the aggregate principal amount of which is equal to or greater than $1,000,000, in each case beyond the end of any grace period provided therefor (without extension); or
(ii) occurrence of any other event or condition (other than an event or condition expressly described in another paragraph or provision of this Section 7.1) which, with the giving of notice or the lapse of time or both, with respect to (a) any Indebtedness the aggregate principal amount of which is equal to or greater than $1,000,000 or any Contingent Obligation(s) the aggregate amount of which is equal to or greater than $1,000,000 or (b) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness or Contingent Obligation(s), would cause, or would permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable (upon the giving or receiving of notice, lapse of time, both, or otherwise) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be, in each case beyond the end of any cure period therefor (without any extension thereof); or

            7.1.4 BREACH OF WARRANTY. Any representation, warranty, certification or other statement of any Loan Party or any of its Subsidiaries made in this Agreement or in any other Loan Document or in any statement or certificate at any time given in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made and such default shall not have been remedied or waived within 30 days after the earlier of (i) such Loan Party's or such Subsidiary's obtaining knowledge of such default and (ii) receipt by such Loan Party or such Subsidiary of notice from Lender of such default; PROVIDED, HOWEVER, that if such default cannot be cured solely by the payment of money and the cure of such default requires a period in excess of 30 days, and if such Loan Party or such Subsidiary, as applicable, is diligently and continuously prosecuting such cure, then such default shall not be an Event of Default unless such Loan Party or such Subsidiary fails to cure such default within 90 days, after such Loan Party or such Subsidiary obtain knowledge or notice thereof, as the case may be; or

            7.1.5 Invalidity of Loan Document; Failure of Security; Repudiation of Obligations. At any time after the execution and delivery thereof, (i) any Loan Document (other than a Security Document) or any material provision thereof shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared null and void; (ii) any Security Document or any material provision thereof shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof or any other termination of such Security Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Lender shall not have or shall cease to have a valid and perfected first priority Lien or security interest, subject only to the Permitted Encumbrances, in any material Collateral purported to be covered, in each case for any reason other than the failure of Lender to take any action within its control; or (iii) any Loan Party shall contest in writing the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by the Lenders, under any Loan Document to which it is a party; or

            7.1.6 PROHIBITED TRANSFERS. Any Loan Party attempts to assign its rights under this Agreement or any other Loan Document or any interest herein or therein; or

            7.1.7 INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) A court having jurisdiction shall enter a decree or order for relief in respect of any Loan Party or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against any Loan Party or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Loan Party or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of any Loan Party or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of any Loan Party or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or

            7.1.8 VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC. (i) Any Loan Party or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or any Loan Party or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) any Loan Party or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of any Loan Party or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

            7.1.9 JUDGMENTS AND ATTACHMENTS. Any money judgment, writ or warrant of attachment or similar process involving individually or in the aggregate at any time an amount in excess of $1,000,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Borrower or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

            7.1.10 DISSOLUTION. Any order, judgment or decree shall be entered against any Loan Party or any of its Subsidiaries decreeing the dissolution or split up of such Loan Party or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

            7.1.11 MATERIAL ADVERSE EFFECT. Any event or change (including, without limitation, any event or condition expressly described in another paragraph or provision of this Section) shall occur that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect; or

            7.1.12 DEFAULT UNDER REVOLVING LOAN. Any "Event of Default" under, and as defined in, the Revolving Credit Agreement shall occur.

THEN (i) upon the occurrence of any Event of Default described in Sections 7.1.7 or 7.1.8, the unpaid principal amount of and accrued interest on the Loans and all other Obligations shall automatically become immediately due and payable, without notice, presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Loan Parties and the obligations of each Lender hereunder shall thereupon terminate, and (ii) during the continuance of any other Event of Default, Agent may, in its sole discretion, by written notice to Borrower, declare all or any portion of the amounts described in clauses (i) above to be, and the same shall forthwith become, immediately due and payable and the obligations of Lender hereunder shall thereupon terminate.

            The occurrence of any condition or event may constitute an Event of Default (or a Potential Event of Default) under more than one provision of this
Section 7.1.

7.2 CERTAIN REMEDIES.

            7.2.1 During the continuance of an Event of Default, all or any one or more of the rights, powers, privileges and other remedies available to Agent or the Lenders against any Loan Party under this Agreement, the Notes, the Mortgages, the Security Documents or any of the other Loan Documents, or at law or in equity, may be exercised by Agent, acting in its own sole discretion at any time and from time to time, whether or not all or any portion of the Obligations shall be declared due and payable, and whether or not Agent shall have commenced any foreclosure proceeding or other action for the enforcement of its rights and remedies under any of the Loan Documents with respect to any Property or all or any portion of the Mortgaged Property. Any such actions taken by Agent shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Agent in its sole discretion may determine, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Agent, or the Lenders permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

            7.2.2 In the event of the foreclosure or other action by Agent to enforce its remedies in connection with one or more of the Properties or any other Collateral or all or any portion of the Properties, whether such foreclosure (or other remedy) yields net proceeds in an amount less than, equal to or more than the Property Amount with respect to such Property, Agent shall apply all net proceeds received to repay the Obligations, the Obligations shall be reduced to the extent of such net proceeds and the remaining portion of the Obligations shall remain outstanding and secured by the Mortgages and the other Loan Documents, it being understood and agreed by the Loan Parties that Borrower is liable for the repayment of the Obligations and that any "excess" foreclosure proceeds are part of the cross-collateralized and cross-defaulted security granted to Agent on behalf of the Lenders pursuant to the Mortgages; PROVIDED, HOWEVER, that, if Agent so elects, at its sole discretion, the Loans and the Notes shall be deemed to have been accelerated only to the extent of the net proceeds actually received by the Lenders with respect to any individual Property (or, in the event that Agent on behalf of the Lenders is the purchaser of such Property by Credit Bid at a foreclosure sale, the Loans and the Notes shall be deemed to have been accelerated only at such time as Agent subsequently disposes of such Property and then only to the extent of the amount of such Credit Bid) and applied in reduction of the Obligations in accordance with the provisions of this Agreement and the Notes, after payment by Borrower of all transaction costs and expenses and costs of enforcement.

            7.2.3 It is intended that the Liens of the Mortgages shall each be construed and treated as a separate, distinct Lien for the purpose of securing the entire Obligations secured thereby and each Loan Party acknowledges and agrees that each Property is mortgaged and transferred to Agent on behalf of the Lenders by a separate and distinct mortgage and security agreement, so that if it should at any time appear or be held that any Mortgage fails to mortgage, and transfer to Agent on behalf of the Lenders a Lien upon and the title to any Property, or any part thereof, as against creditors of any Loan Party other than the Lenders or otherwise, such failure shall not operate to affect in any way the transfer of the other Properties or Mortgaged Property or any part thereof to Agent on behalf of the Lenders; but nothing contained herein or in the Mortgages shall be construed as requiring Agent on behalf of the Lenders to resort to any Property for the satisfaction of the Obligations secured thereby in preference or priority to any other Mortgaged Property thereby conveyed, but Agent, acting in its sole discretion may seek satisfaction out of all of the Mortgaged Property or any part thereof.

            7.2.4 In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, Agent is hereby authorized by the Loan Parties at any time or from time to time, without notice to any Loan Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by Agent to or for the credit or the account of any Loan Party against and on account of the obligations and liabilities of any Loan Party to Agent under this Agreement and the Notes, including all claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not
(i) Agent shall have made any demand hereunder or (ii) the principal of or the interest on the Loan or any other amounts due hereunder shall have become due and payable pursuant to Section 7.1 and although said obligations and liabilities, or any of them, may be contingent or unmatured.

            7.2.5 During the continuance of an Event of Default, Agent, in its sole discretion, shall have the right, to the extent permitted by law, to impound and take possession of books, records, notes, and other documents evidencing Borrower's deposit accounts, accounts receivable and other claims for payment of money (including Rents) arising in connection with the Properties, to give notice to the obligors thereunder of Agent's interest therein, and to make direct collections on such deposit accounts, accounts receivable and claims.

            7.2.6 During the occurrence of an Event of Default and upon the occurrence and during the continuance of a default in the payment of any principal or interest of any Indebtedness owed or alleged to be owed by the Loan Parties or any of their respective Subsidiaries, and following the initiation of any proceeding or the taking of any other action to collect the payment thereof by the Person entitled to such payment, Agent may, in its sole discretion, advance either to such Person or to Borrower, for payment to such Person, all or any portion of the amount of such payment, whether or not the existence of such obligation or amount thereof shall be disputed by Borrower or such Subsidiary. Each such advance, to the extent not paid out of from funds of COPT, Borrower or any of their respective Subsidiaries, shall be deemed a Loan hereunder and shall be subject to the provisions of this Agreement.

            7.2.7 The rights, powers and remedies of Agent and the Lenders under this Agreement shall be cumulative and not exclusive of any other right, power or remedy which Agent or the Lenders may have against any Loan Party pursuant to this Agreement or the other Loan Documents executed by or with respect to such Loan Party, or existing at law or in equity or otherwise. The rights, powers and remedies of Agent and the Lender may be pursued singly, concurrently or otherwise, at such time and in such order as Lender, acting in its own sole discretion, may determine. No delay or omission to exercise any remedy, right or power accruing upon an Event of Default shall impair any such remedy, right or power or shall be construed as a waiver thereof, but any such remedy, right or power may be exercised from time to time and as often as may be deemed expedient. A waiver of any Event of Default or Potential Event of Default with respect to any Loan Party shall not be construed to be a waiver of any subsequent Event of Default or Potential Event of Default by such Loan Party or to impair any remedy, right or power consequent thereon.

7.3 LIMITATION ON RECOURSE AGAINST NON-RECOURSE PARTIES.

            The Non-Recourse Parties shall not be personally liable for the payment of any sums now or hereafter owing any Lender under the terms of the Loan Documents, nor subject to mandatory or injunctive relief for enforcement of their Obligations hereunder. If any Event of Default should occur under the Loan Documents, Agent and each Lender agrees that its rights, as to the Non-Recourse Parties only, shall be limited to proceeding against any Collateral pledged by the Non-Recourse Parties as security for the Obligations pursuant to the Security Documents, and that it shall have no right to proceed directly against the Non-Recourse Parties for the satisfaction of any monetary obligation of or enforcement of any monetary claim hereunder, or for other equitable relief. Nothing contained in this Section shall in any manner constitute or be deemed a release of the Obligations or otherwise affect or impair the enforceability against the other Loan Parties or the Collateral of the Loan Documents. Nothing in this Section shall impair, in any manner, any right, remedy or recourse Lender may have against the Non-Recourse Parties for fraud or any other claim that is not to enforce a provision of the Loan Documents against the Non-Recourse Parties.

                                    ARTICLE 8
                                  MISCELLANEOUS

8.1 ASSIGNMENTS AND PARTICIPATIONS IN COMMITMENTS AND LOANS.

            8.1.1 GENERAL. Each Lender shall have the right at any time with the prior written consent of the Agent and, so long as no Event of Default or Potential Event of Default then exists, Borrower (which, in either case, such consent shall not be unreasonably withheld, conditioned or delayed) to (i) sell, assign, transfer or negotiate to any Eligible Assignee, or (ii) sell to any Eligible Assignee participations in, all or any part of the Loans and the Loan Documents or participations therein or any other interest herein or in any other Obligations owed to it. In the case of any such assignment, (i) the assigning Lender shall notify the Loan Parties of the effective date of such assignment,
(ii) as of such effective date, the assignee shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it, shall have the rights and obligations of a Lender hereunder,
(iii) the assigning Lender shall, to the extent that its rights and obligations hereunder have been assigned by it, relinquish its rights and be released from its obligations under this Agreement, (iv) the assignment shall be in an amount not less than $5,000,000, and (v) the assignment shall be effected pursuant to an Assignment Agreement. In the event of an assignment hereunder, the Commitments shall be modified to reflect the Commitments of such assignee.

            8.1.2 PARTICIPATIONS. In the case of any such participation, each Lender shall retain the sole right to vote its Pro Rata Share of the Commitment, without the consent of any such participant, for the approval or disapproval of any amendment, modification or waiver of any provisions of the Loan Documents, PROVIDED THAT such Lender may grant such participant the right to approve any amendment, modification or waiver relating to the matters described in clauses
(i)(A) (other than any increase of any of the Commitments), (D), (E) or (F) of
Section 8.5.1. The Loan Parties and each Lender hereby acknowledge and agree that, solely for purposes of Sections 2.10 and 8.24, (i) any participation will give rise to a direct obligation of the Loan Parties to the participant and (ii) the participant shall be considered to be a "Lender".

            8.1.3 ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this Section, Lender may assign and pledge all or any portion of its Loans and the other Obligations owed to such Lender to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank. No Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge.

            8.1.4 INFORMATION. Each Lender and Agent agrees to exercise commercially reasonable efforts to keep any non-public information delivered or made available to it pursuant to the Loan Documents, which any Loan Party or its authorized representative has identified as confidential information, confidential from any Person other than Persons employed by or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans and other extensions of credit or Obligations hereunder; provided that nothing herein shall prevent such Lender from disclosing such information to any Eligible Assignee or participant that has agreed to be bound by the provisions of this Section 8.1.4 in connection with the contemplated assignment or transfer of any interest or participation in the Loans or other Obligations hereunder or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with the exercise of any remedy under the Loan Documents.

            8.1.5 PRO RATA ASSIGNMENTS AND PARTICIPATIONS. Any assignment or participation made by any Lender or Eligible Assignee pursuant to Section 8.1 may not be made unless such Lender or Eligible Assignee contemporaneously assigns or participates, as applicable, to such assignee or participant a pro rata share of its respective "Commitment" (as defined in the Revolving Credit Agreement) under the Revolving Credit Agreement.

8.2 EXPENSES.

            Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly (i) all the costs of furnishing all opinions of counsel for Borrower and the other Loan Parties (including any opinions reasonably requested by Agent) as to any legal matters arising hereunder and of each Loan Party's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements and with respect to the Security Documents and the Liens created pursuant thereto; (ii) all the actual costs and expenses of creating, perfecting and maintaining Liens in favor of Agent for the benefit of the Lenders pursuant to any Loan Document, including filing and recording fees and expenses, mortgage recording taxes, intangible taxes and transfer and stamp taxes, title searches, title insurance premiums, UCC search and filing charges and expenses (including charges and expenses for UCC searches evidencing the proper filing, recording and indexing of UCC financing statements and listing all other effective financing statements that name Borrower as debtor, and copies of all such other financing statements); (iii) all reasonable out-of-pocket costs and expenses incurred by Agent and the Lenders (including the reasonable fees, expenses and disbursements of any auditors, accountants, architects, engineers or appraisers and any environmental or other consultants, advisors and agents employed or retained by Agent or its counsel) in connection with performing due diligence, including obtaining and reviewing any Appraisals, any environmental audits or reports, market surveys, title reports, surveys and similar information; (iv) all reasonable out-of-pocket fees, expenses and disbursements of counsel for Agent and its Affiliates (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution, participation, marketing and syndication of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by any Loan Party; (v) all reasonable out-of-pocket costs and expenses incurred by Agent in connection with (a) the negotiation, preparation and execution of the Loan Documents, the syndication of the Loans and due diligence, (b) any consents, amendments or waivers of or other modifications to any of the Loan Documents,
(c) any addition, substitution, Transfer or release of any Property or other Collateral or any proposal with respect to any of the foregoing, (d) the custody or preservation of any of the Collateral and (e) the preparation, delivery or review of other documents or matters requested by any Loan Party, including, without limitation, all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, Appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents; and (vi) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Agent and the Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings. Except as expressly provided to the contrary in this Agreement or any other Loan Document, costs or expenses that are payable by Borrower after the Closing Date shall be payable by Borrower within ten (10) Business Days after Borrower's receipt of written demand from Agent to pay same, accompanied by documentation in reasonable detail sufficient to verify the nature and amount.

8.3 INDEMNITY.

            8.3.1 INDEMNITY. In addition to the payment of expenses as required by Section 8.2, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to defend, indemnify and hold harmless Agent, the Lenders and their respective Affiliates and Persons deemed to be "controlling persons" thereof within the meaning of the Securities Act or the Exchange Act and the respective directors, officers, employees, agents, attorneys and representatives of the foregoing (collectively, "INDEMNIFIED PERSONS" and individually, an "INDEMNIFIED PERSON"), to the full extent lawful, from and against any and all losses, claims, damages, liabilities, costs and expenses or other obligations of any kind or nature whatsoever incurred by each such Indemnified Person (including fees, charges and disbursements of counsel and the allocated costs and expenses of internal counsel for such Indemnified Person) which are related to, arise out of or result from (a) any untrue statements or alleged untrue statements or omissions or alleged omissions to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case made or, to the extent contemplated by the Loan Documents, to be made, by or on behalf of any Loan Party or any of its Affiliates, (x) in the representations and warranties of the Loan Parties contained in the Loan Documents, (b) information provided by or on behalf of any Loan Party or any of their Affiliates for use in connection with any syndication, assignment or participation of any portion of the Commitments, Loans, the Notes, the other Loan Documents or the Obligations, or in connection with any Loan Document or any transactions contemplated hereby or thereby, (c) the transactions contemplated by the Loan Documents (including Lenders' agreements to make the Loans or the use or intended use of the proceeds thereof) or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Affiliate Guaranty), (d) any actions taken or omitted to be taken by an Indemnified Person with the consent of any Loan Party or in conformity with the instructions of any Loan Party, or (e) any other transactions contemplated by the Loan Documents, and Borrower will reimburse each Indemnified Person for all reasonable costs and expenses, including fees and disbursements of both outside and internal counsel for such Indemnified Person, as they are incurred, in connection with investigating, preparing for, or defending any formal or informal claim, action, suit, investigation, inquiry or other proceeding, whether or not in connection with pending or threatening litigation, caused by or arising out of or in connection with the foregoing, whether or not such Indemnified Person is named as a party thereto and whether or not any liability results therefrom. Borrower shall not, however, be responsible for any losses, claims, damages, liabilities, costs or expenses pursuant to clauses (c), (d) or (e) of the preceding sentence which have resulted from the bad faith or recklessness of such Indemnified Person as determined by a final judgment of a court of competent jurisdiction. Neither Agent nor any other Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to any of the Loan Parties and their respective Affiliates or any director, officer, employee, agent or representative of any of the foregoing, or any other person, for or in connection with the foregoing, or otherwise arising out of or in any way relating to the matters contemplated by the Loan Documents or any commitment to lend except for such liability for losses, claims, damages, liabilities, costs or expenses of any Indemnified Person pursuant to clauses (c), (d) or (e) of the preceding sentence to the extent they are determined to have resulted from the bad faith, recklessness or negligence of such Indemnified Person as determined by a final judgment of a court of competent jurisdiction and in no event shall Agent or any other Indemnified Person be responsible for or liable to any of the Loan Parties or any of their respective Affiliates or any other Person for consequential, punitive or exemplary damages. Borrower further agrees that the Loan Parties shall not, nor shall they permit their respective Subsidiaries to, without the prior written consent of Agent, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit, investigation, inquiry or other proceeding in respect of which indemnification is actually sought hereunder unless such settlement, compromise or consent includes an unconditional release of Agent, the Lenders and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit, investigation, inquiry or other proceeding.

            8.3.2 PROCEDURE. If any action, suit, investigation, inquiry or other proceeding is commenced, as to which an Indemnified Person proposes to demand indemnification hereunder, such Indemnified Person shall notify Borrower with reasonable promptness; PROVIDED, HOWEVER, that any failure by such Indemnified Person to notify Borrower shall not relieve Borrower or any of its Affiliates from its obligations hereunder (except to the extent that Borrower or such Affiliate is prejudiced by such failure to so promptly notify). Borrower shall be entitled to assume the defense of any such action, suit, investigation, inquiry or other proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of all reasonable fees and expenses incurred in connection therewith. The Indemnified Person shall have the right to employ separate counsel in any such action, suit, investigation, inquiry or other proceeding, or to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Person unless (i) Borrower has agreed to pay such fees and expenses, (ii) Borrower shall have failed promptly upon written demand therefor to assume the defense of such action, suit, investigation, inquiry or other proceeding, and employ counsel reasonably satisfactory to the Indemnified Person in connection therewith or (iii) such Indemnified Person shall have been advised by counsel that there exists actual or potential conflicting interests between any Loan Party and such Indemnified Person, including situations in which one or more legal defenses may be available to such Indemnified Person that are different from or additional to those available to any Loan Party, in which case, if such Indemnified Person notifies Borrower in writing that it elects to employ separate counsel at the expense of Borrower, Borrower shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Person; PROVIDED, however, that Borrower shall not, in connection with any one such action, suit, investigation, inquiry or other proceeding or separate but substantially similar or related actions, suits, investigations, inquiries or other proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Persons (in addition to local counsel), which firm shall be designated in writing by Agent.

            8.3.3 CONTRIBUTION. In order to provide for just and equitable contribution with respect to matters subject to this Section, if a claim for indemnification is made pursuant to these provisions but is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification is not available for any reason, even though the express provisions hereof provide for indemnification in such case, or is insufficient to hold an Indemnified Party harmless, then the Loan Parties, on the one hand, and Agent and the Lenders, on the other hand, shall contribute to such loss, claim, damage, liability, cost or expense for which such indemnification or reimbursement is held unavailable or is insufficient in such proportion as is appropriate to reflect the relative benefits to the Loan Parties and their respective Affiliates, on the one hand, and Agent and the Lenders, on the other hand, in connection with the transactions described in the Loan Documents, as well as any other equitable considerations. The parties agree that for the purpose of this Section, the relative benefits to the Loan Parties and their respective Affiliates, on the one hand, and Agent and the Lenders, on the other hand, shall be deemed to be in the same proportion as the proceeds received or to be received by the Loan Parties from the Loan Documents bears to the fees paid or to be paid to Lender under the Loan Documents. Notwithstanding the foregoing, Agent and the Lenders shall not be required to contribute under this Section any amount in excess of the amount of fees actually received by Agent and the Lenders, respectively, in respect of the Loan Documents. Borrower, Agent and the Lenders agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method which does not take into account the equitable considerations referred to in this Section.

            8.3.4 NO LIMITATION. The foregoing rights to indemnity and contribution shall be in addition to any rights that any Indemnified Person and Loan Parties may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the transactions contemplated by the Loan Documents. In no event shall Agent or the Lenders be responsible or liable to any person for consequential damages which may be alleged as a result of the Loan Documents or any transaction contemplated thereby.

            8.3.5 INDEPENDENCE OF INDEMNITY; NO ENLARGEMENT. The Loan Parties acknowledge and agree that the provisions of this Section are separate from and in addition to the provisions contained in the Environmental Indemnity.

8.4 NO JOINT VENTURE OR PARTNERSHIP.

            The Lenders and the Loan Parties acknowledge and agree that the relationship created hereunder or under the other Loan Documents is that of creditor/debtor. Each of the Loan Parties acknowledges and agrees that (a) they are knowledgeable and sophisticated business practitioners with particular expertise and broad experience in the area of real estate acquisition, ownership, operation, finance and management; (b) Agent and the Lenders, individually and collectively, do not owe, and expressly disclaim, any fiduciary or special obligation to the Loan Parties or any of their partners, agents, or representatives; and (c) nothing contained in this Agreement or any other Loan Document shall affect the relationship between Lenders and Borrower as that of creditor/debtor hereunder and under the other Loan Documents. Nothing herein or therein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between any Loan Party or Subsidiary thereof and Agent or any Lender nor to grant Agent or any Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

8.5 AMENDMENTS AND WAIVERS.

            8.5.1 AMENDMENTS, ETC. Except as expressly provided to the contrary herein, no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Loan Party therefrom, shall in any event be effective without the written concurrence of the Requisite Lenders; PROVIDED that (i) no such amendment, modification, termination, waiver or consent shall be effective without the written concurrence of all Lenders if such amendment, modification, termination, waiver or consent (A) increases the amount of any of the Commitments or reduces the principal amount of any of the Loans; (B) changes in any manner the definition of "Pro Rata Share" or the definition of "Requisite Lenders"; (C) changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of a specified percentage of, or all, Lenders; (D) postpones the scheduled final maturity date of any of the Loans; (E) postpones the date on which any interest or any fees are payable; (F) decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to Section 2.6.3) or the amount of any fees payable hereunder;
(G) increases the maximum duration of Interest Periods permitted hereunder; (H) releases any Lien granted in favor of Agent with respect to all or substantially all of the Collateral; or (I) changes in any manner the provisions contained in this subsection 8.5.1; (ii) no such amendment, modification, termination, waiver or consent shall be effective without the written concurrence of Lenders having or holding more than 66.67% of the sum of the aggregate Commitments of all Lenders if such amendment, modification, termination, waiver or consent changes in any manner the provisions contained in Section 6.7; (iii) no amendment, modification, termination or waiver of any provision of any Note shall be effective without the written concurrence of the Lender which is the holder of that Note; and (iv) no amendment, modification, termination or waiver of any provision of Article 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of the Agent shall be effective without the written concurrence of the Agent. The Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 8.5.1 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Borrower, on Borrower.

            8.5.2 DEEMED CONSENT. If the Agent delivers a written request for the Lenders' approval of a proposed amendment or modification to, or waiver of, this Agreement, each Lender shall, within ten (10) Business Days of receiving such request for approval or proposed amendment, modification or waiver, give Agent written notice that either (i) it grants its consent or approves such amendment, modification or waiver or (ii) it does not grant its consent or does not approve such amendment, modification or waiver; PROVIDED that if any Lender does not respond within such ten (10) Business Days, such Lender shall be deemed to have granted its consent or approved such amendment, modification or waiver.

8.6 INDEPENDENCE OF COVENANTS.

            All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

8.7 NOTICES.

            Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or courier service and shall be deemed to have been given when delivered in person or by courier service or upon receipt of the telefacsimile, as the case may be. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to any Loan Party and Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Agent.

8.8 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

            8.8.1 Except as provided below, all representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and shall terminate upon indefeasible payment in full of the Obligations, notwithstanding anything in this Agreement or implied by law to the contrary.

            8.8.2 Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in Sections 4.11, 8.3 and
8.24 shall survive the payment in full of the other Obligations and the termination of this Agreement.

8.9 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF THE LENDERS' RIGHTS.

            The obligations of the Lenders hereunder are several and no Lender shall be responsible for the obligations of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a Joint Venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

8.10 REMEDIES OF LOAN PARTIES.

            In the event that a claim or adjudication is made that Agent or any Lender or their respective agents has acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement, the Notes, the Mortgages or the other Loan Documents, Agent, such Lender or such agent, as the case may be, has an obligation to act reasonably or promptly, Loan Parties agree that none of Agent, Lender or such agents, shall be liable for any monetary damages, and Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgement. The parties hereto agree that any action or proceeding to determine whether Agent or any Lender has acted reasonably shall be determined by an action seeking declaratory judgment.

8.11 MAXIMUM AMOUNT.

            8.11.1 It is the intention of Borrower and the Lenders to conform strictly to the usury and similar laws relating to interest from time to time in force, and all agreements between the Loan Parties and their respective Subsidiaries and the Lenders, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the aggregate to the Lenders as interest (whether or not designated as interest, and including any amount otherwise designated but deemed to constitute interest by a court of competent jurisdiction) hereunder or under the other Loan Documents or in any other agreement given to secure the indebtedness of Borrower to the Lenders, or in any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury or such other laws (the "MAXIMUM AMOUNT"). If under any circumstances whatsoever fulfillment of any provision hereof, or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the Maximum Amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and/or payable hereunder in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by Applicable Law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of the Notes until payment in full of all of such indebtedness, so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this Section shall control and supersede every other provision of all agreements between Borrower or any endorser of the Notes and the Lenders.

            8.11.2 If under any circumstances any Lender shall ever receive an amount which would exceed the Maximum Amount, such amount shall be deemed a payment in reduction of the principal amount of the Loans and shall be treated as a voluntary prepayment and shall be so applied in accordance with this Agreement hereof or if such excessive interest exceeds the unpaid balance of the Loans and any other indebtedness of Borrower in favor of such Lender, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower.

8.12 MARSHALLING; PAYMENTS SET ASIDE.

            Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower, any other Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent that Borrower or any other Loan Party makes a payment or payments to the Agent or any Lender (or to Agent for the benefit of the Lenders), or Agent or the Lenders enforce any security interests or Lender exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause of action, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

8.13 AGREEMENT TO CONTRIBUTE.

            8.13.1 RIGHT TO CONTRIBUTION. Except as otherwise expressly provided herein, the Loan Parties are jointly and severally liable for the Obligations. However, the benefits of this Agreement and the Loans will not necessarily benefit each Loan Party to the same degree. In order to provide for just and equitable contribution among the Loan Parties, if any payment is made by a Loan Party (the "FUNDING LOAN PARTY") in discharging more than its Proportionate Share (hereinafter defined) of the Obligations, the Funding Loan Party shall be entitled to a contribution from each other Loan Party (each a "CONTRIBUTING LOAN PARTY") for all payments, damages and expenses incurred by the Funding Loan Party in discharging the Obligations, as set forth in this Section 8.13.

            8.13.2 BENEFIT AMOUNT. For purposes of this Agreement, the "BENEFIT AMOUNT" of a Loan Party as of any date of determination shall be the net value of the benefits to such Loan Party from the Loans. The "PROPORTIONATE SHARE" of a Partnership Borrower shall be the ratio of (x) the Benefit Amount of such partnership Borrower to (y) the total amount of all Benefit Amounts of all Borrowers. The "PROPORTIONATE SHARE" of COPLP and COPH shall be the ratio of (x) the Benefit Amount of COPLP or COPH, as the case may be, to (y) the total amount of all Benefit Amounts of COPLP and COPH.

            8.13.3 TERM LOAN CONTRIBUTIONS. Each Contributing Loan Party shall be liable to a Funding Loan Party in an aggregate amount equal to its Proportionate Share multiplied by the amount of Obligations paid by such Funding Loan Party. The liability of the Non-Recourse Parties to a Funding Party under this Section shall be limited as set forth in Section 7.3.

            8.13.4 SUBORDINATION. The rights and claims of any Funding Loan Party against any Contributing Loan Party under this Agreement shall be subject and subordinate to the prior payment in cash in full of the Obligations, and no Loan Party shall make or receive any contribution payment from any other Loan party until such payment in cash in full of the Obligations.

            8.13.5 PRESERVATION OF RIGHTS. This Agreement shall not limit any right which any Borrower may have against any other Person which is not a party hereto.

            8.13.6 SUBSIDIARY PAYMENT. The amount of contribution payable under this Agreement by any Loan Party shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Loan Party.

            8.13.7 ASSET OF FUNDING LOAN PARTY. The parties hereto acknowledge that the right to contribution hereunder shall constitute an asset of the party to which such contribution is owing.

            8.13.8 DATE OF DETERMINATION. Any amount payable as contribution under this Contribution Agreement shall be determined as of the date on which the related payment is made by a Funding Loan Party.

8.14 SURETYSHIP WAIVERS.

            8.14.1 Each Loan Party agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment and performance in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Loan Party agrees as follows: (i) Agent may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of such Loan Party's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Obligations and take and hold other security for the payment of the Obligations,
(D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Obligations, any guaranties of the Obligations, or any other obligation of any Person with respect to the Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Lenders in respect of the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Agent may have against any such security, as Lenders in their discretion may determine consistent with this Agreement and any other Loan Document including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Agent under the Loan Documents, at law or in equity; and (ii) this Agreement and the obligations of each Loan Party hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Obligations), including without limitation the occurrence of any of the following, whether or not any Loan Party shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of this Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Obligations, (C) the Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Obligations, even though Agent might have elected to apply such payment to any part or all of the Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Obligations, (F) any defenses, set-offs or counterclaims which any other Loan Party may allege or assert against any Lender in respect of the Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Loan Party as an obligor in respect of the Obligations.

            8.14.2 Each Loan Party waives, for the benefit of Lenders: (i) any right to require Agent or any Lender, as a condition of payment or performance by such Loan Party, to (A) proceed against any other Loan Party, any guarantor of the Obligations or any other Person, (B) proceed against or exhaust any other security held from any other Loan Party, any guarantor of the Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of any Lender in favor of any Loan Party or any other Person, or (D) pursue any other remedy in the power of any Lender whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Loan Party including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Loan Party from any cause other than payment in full of the Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Agent's or any Lender's errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Loan Party's obligations hereunder, (B) the benefit of any statute of limitations affecting such Loan Party's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Agent or any Lender protect, secure, perfect or insure any other security interest or lien or any property subject thereto; (vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under this Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to Loan Parties and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

            8.14.3 Until the Obligations shall have been paid in full, each Loan Party shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that such Loan Party now has or may hereafter have against any other Loan Party or any of its assets in connection with this Agreement or the performance by any other Loan Party of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that any Loan Party now has or may hereafter have against any other Loan Party, (B) any right to enforce, or to participate in, any claim, right or remedy that any Lender now has or may hereafter have against any Loan Party, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Agent or any Lender, and (ii) any right of contribution any Loan Party may have against any guarantor of the Obligations. Each Loan Party further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Loan Party may have against any other Loan Party or against any other collateral or security, and any rights of contribution such Loan Party may have against any such guarantor, shall be junior and subordinate to any rights Agent or any Lender may have against any Loan Party, to all right, title and interest Agent or any Lender may have in any such other collateral or security, and to any right Agent or any Lender may have against any such guarantor.

8.15 SEVERABILITY.

            In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction or under any set of circumstances, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction or under any other set of circumstances, shall not in any way be affected or impaired thereby.

8.16 HEADINGS.

            Section and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.17 APPLICABLE LAW.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS SET FORTH BELOW. THE PARTIES ACKNOWLEDGE THAT NEW YORK HAS A SUBSTANTIAL RELATIONSHIP TO THE UNDERLYING TRANSACTIONS RELATED TO THIS AGREEMENT AND TO THE PARTIES INVOLVED.

NOTWITHSTANDING THE FOREGOING, THE PARTIES AGREE THAT:

(A) THE LAW OF THE STATE IN WHICH EACH PROPERTY IS SITUATED (THE "SITUS STATE") GOVERNS PROCEDURES FOR ENFORCING, IN THE SITUS STATE, PROVISIONAL REMEDIES DIRECTLY RELATED TO SUCH REAL PROPERTY, INCLUDING, WITHOUT LIMITATION, APPOINTMENT OF A RECEIVER.

(B) THE LAW OF THE SITUS STATE ALSO APPLIES TO THE EXTENT, BUT ONLY TO THE EXTENT, NECESSARY TO CREATE, TO PERFECT, AND TO FORECLOSE THE SECURITY INTERESTS AND LIENS CREATED BY THE LOAN DOCUMENTS, BUT DOES NOT APPLY TO ANY OBLIGATION SECURED THEREBY. THOSE OBLIGATIONS ARE GOVERNED BY NEW YORK LAW. IN FURTHERANCE OF THE FOREGOING, THE PARTIES STIPULATE AND AGREE THAT LENDER MAY ENFORCE IN ACCORDANCE WITH NEW YORK LAW ANY OR ALL OF ITS RIGHTS TO SUE ANY LOAN PARTY OTHER THAN THE NON-RECOURSE PARTIES TO COLLECT ANY INDEBTEDNESS, AND TO OBTAIN A DEFICIENCY JUDGMENT AGAINST BORROWER IN THE SITUS STATE, NEW YORK, OR ELSEWHERE, BEFORE OR AFTER FORECLOSURE, AND IF LENDER OBTAINS A DEFICIENCY JUDGMENT OUTSIDE THE SITUS STATE, IT MAY ENFORCE THAT JUDGMENT IN THE SITUS STATE, AS WELL AS IN OTHER STATES.

8.18 SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither the Loan Parties' rights or obligations hereunder nor any interest therein may be assigned or delegated by the Loan Parties.

8.19 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

            ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE LOAN PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY

OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH LOAN PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

            (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

            (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

            (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO BORROWER AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.7;

            (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

            (V) AGREES THAT LENDER RETAINS THE RIGHT TO SERVE PROCESS AND PURSUE ITS REMEDIES IN ANY OTHER MANNER PERMITTED BY LAW AND TO BRING PROCEEDINGS AGAINST THE LOAN PARTIES IN THE COURTS OF ANY OTHER JURISDICTION; AND

            (VI) AGREES THAT THE PROVISIONS OF THIS SECTION RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

8.20 WAIVER OF JURY TRIAL.

            EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED HEREBY AND THEREBY. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement and the other Loan Documents, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

8.21 COUNTERPARTS; EFFECTIVENESS.

            This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Borrower and Lender of written or telephonic notification of such execution and authorization of delivery thereof.

8.22 MATERIAL INDUCEMENT.

            Each Loan Party acknowledges that its representations, warranties, covenants and agreements contained in this Agreement and the other Loan Documents, including its covenants and agreements to pay Release Prices, are material inducements to the Lenders to enter into this Agreement and to make the Loans, that the Lenders have already relied on such representations, warranties, covenants and agreements in entering into this Agreement and agreeing to make the Loans (notwithstanding any investigation heretofore or hereafter made by or on behalf of the Lenders), and that the Lenders will continue to rely on such representations, warranties, covenants and agreements in their future dealings with the Loan Parties. The Loan Parties understand that the Release Prices are designed to afford to the Lenders a predictable return on their investment in the Loans, that the Release Prices will be required to be paid by Borrower in connection with voluntary and involuntary prepayments of the principal amount of the Loans to the extent provided in this Agreement and that the payment of the Release Prices in connection with involuntary prepayments beyond Borrower's control (such as upon the occurrence of a casualty or a Taking) may be required. Borrower agrees that its representations, warranties, covenants and agreements contained in this Agreement and the other Loan Documents, including its covenants and agreements to pay Release Prices, are reasonable in purpose and scope. Borrower represents and warrants that it has reviewed this Agreement and the other Loan Documents with its legal counsel and that it knowingly and voluntarily is entering into this Agreement and the other Loan Documents following consultation with legal counsel.

8.23 ENTIRE AGREEMENT.

            This Agreement is evidence of the indebtedness incurred pursuant hereto and, taken together with all of the other Loan Documents and all certificates and other documents delivered to Lender hereunder and thereunder, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof. This Agreement and the other Loan Documents constitute the final expression of the agreement between the parties hereto and this Agreement and such other Loan Document may not be contradicted by evidence of any alleged oral agreement.

8.24 RATABLE SHARING.

            The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of the Loans made and applied in accordance with this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify the Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; PROVIDED, HOWEVER, that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. The Loan Parties expressly consent to the foregoing arrangement and agree that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by such Loan Party to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

8.25 AGENT'S DISCRETION.

            Whenever pursuant to this Agreement or any other Loan Document the Agent exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to the Agent, the decision of the Agent to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole discretion of the Agent. Borrower acknowledges and agrees that, notwithstanding anything in this Agreement to the contrary, certain decisions to be made by the Agent under this Agreement may be subject to or determined by the decision by the Lenders or a percentage of the Lenders.

                                    ARTICLE 9
                                      AGENT

9.1 APPOINTMENT.

            Bankers Trust Company is hereby appointed the Agent hereunder and under the other Loan Documents and each Lender hereby authorizes the Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. The Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Article 9 are solely for the benefit of the Agent and Lenders and no Loan Party or any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower, any other Loan Party or any of their respective Subsidiaries.

9.2 POWERS; GENERAL IMMUNITY.

            9.2.1 DUTIES SPECIFIED. Each Lender irrevocably authorizes the Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents and it may perform such duties by or through its agents or employees. The Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein. The Agent shall be deemed to have exercised reasonable care in servicing the Loans if it accords the Loans treatment substantially equal to that which the Agent accords loans for its own account.

            9.2.2 NO RESPONSIBILITY FOR CERTAIN MATTERS. The Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements (other than representations made by the Agent in this Agreement), instruments, reports or certificates or any other documents furnished or made by the Agent to Lenders or by or on behalf of any Loan Party to the Agent or any Lender in connection with the other Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Person liable for the payment of any Obligations, nor (except as expressly set forth in the Loan Documents) shall the Agent be required to ascertain or inquire as to the performance of any of the provisions of the Loan Documents or the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement or in the other Loan Documents to the contrary notwithstanding, the Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the component amounts thereof, absent gross negligence or willful misconduct.

            9.2.3 EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by the Agent under or in connection with any of the Loan Documents except to the extent caused by the Agent's gross negligence or willful misconduct. If the Agent shall request instructions from

Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from Requisite Lenders (or, if expressly required by the terms of this Agreement, all Lenders). Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for one or more of the Loan Parties and their respective Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Majority Lenders (or, if expressly required by this Agreement, all Lenders).

            9.2.4 AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, the Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender. The Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with any Loan Party or any of their respective Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower or any other Loan Party for services in connection with this Agreement and otherwise without having to account for the same to Lenders. Without limiting the generality of the foregoing, each Lender hereby acknowledges that, as of the date of this Agreement, Bankers Trust Company is the lender under, and holds the Indebtedness of the borrowers under this Agreement and the Revolving Credit Agreement.

            9.2.5 CERTAIN DUTIES OF AGENT. Notwithstanding anything herein to the contrary, upon and during the continuation of any Event of Default, Agent shall be required to take such action or refrain from taking such action on behalf of Lenders as directed in writing by Lenders having or holding more than 66.67% of the sum of the aggregate Commitments of all Lenders; provided, however, that Agent shall not be required to so act or not act if to do so would be contrary to any Loan Document or Applicable Law.

9.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.

            Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower, the other Loan Parties and their respective Subsidiaries in connection with the making of the Loans under the Credit Agreement and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrower, the other Loan Parties and their respective Subsidiaries. The Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders. The Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided by the Agent to Lenders.

9.4 RIGHT TO INDEMNITY.

            Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify the Agent, to the extent that the Agent shall not have been reimbursed by Borrower or any other Loan Party within 30 days of delivery by the Agent to Borrower of a written request for reimbursement, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as the Agent in any way relating to or arising out of this Agreement or the other Loan Documents; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct; PROVIDED FURTHER that upon the consummation of an assignment of all or any portion of a Lender's interest under the Loan Documents in accordance with this Agreement (including without limitation the requirements that (i) the assignee assume all obligations (or the applicable percentage thereof) of the assigning Lender and (ii) the Agent consent in writing to such assignment), the assigning Lender shall be released from its obligations pursuant to this Section 9.4 (or the applicable percentage thereof). If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The Agent shall remit to each applicable Lender its allocable share of any recovery from Borrower or another Loan Party of amounts previously paid by such Lender.

9.5 PAYEE OF NOTE TREATED AS OWNER.

            The Agent may deem and treat the holder of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent by the registered holder of the applicable Note. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor.

9.6 SECURITY DOCUMENTS, ETC.

            9.6.1 SECURITY DOCUMENTS. Each Lender hereby further authorizes the Agent to enter into the Security Documents as secured party on behalf of and for the benefit of Lenders in connection with the Obligations and agrees to be bound by the terms of the Security Documents; PROVIDED that anything in this Agreement or the other Loan Documents to the contrary notwithstanding:

            9.6.1.1 The Agent is authorized on behalf of all Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary or reasonably desirable to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Security Documents.

            9.6.1.2 The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral (a) upon termination of the Commitments and payment in full of the Loans and all other Obligations payable under this Agreement and under any other Loan Document; (b) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted under this Agreement (including the application of Insurance Proceeds and Condemnation Proceeds in accordance with the terms of this Agreement); (c) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended; or (d) consisting of an instrument evidencing Indebtedness if the Indebtedness evidenced thereby has been paid in full. Upon request by the Agent at any time, Lenders will confirm in writing the Agent's authority to release or otherwise deal with particular types or items of Collateral pursuant to this Section 9.6.1.

            9.6.2 LENDER ACTION. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that, without prior written consent of the Agent, no Lender shall have any right individually to realize upon any of the Collateral under the Security Documents (including without limitation through the exercise of a right of set-off against call deposits of such Lender in which any funds on deposit in the Security Documents may from time to time be invested), it being understood and agreed that all rights and remedies under the Security Documents may be exercised solely by the Agent for the benefit of Lenders in accordance with the terms thereof.

9.7 SUCCESSOR AGENT.

            The Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower, and the Agent may be removed at any time solely for cause by an instrument or concurrent instruments in writing delivered to Borrower and the Agent and signed by all Lenders (excluding Agent). Upon any such notice of resignation or any such removal, the Lenders (excluding Agent) shall have the right, upon five Business Days' notice to Borrower, to appoint a successor Agent (which successor shall, in the absence of any Potential Event of Default or Event of Default, be reasonably acceptable to Borrower); PROVIDED, that if such Lenders cannot agree on a successor Agent by the thirtieth (30th) day after the Agent's delivery of such notice or upon such removal, the Agent shall have the right to appoint a successor Agent. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as the Agent, such retiring or removed Agent shall continue to have the benefit of the provisions of this Agreement with respect to any actions taken or omitted to be taken by it while it was the Agent under this Agreement and the other Loan Documents.

                      [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

      LOAN PARTIES:     CORPORATE OFFICE PROPERTIES TRUST,
                        a Maryland real estate investment trust

                              By: /s/ Thomas D. Cassel
                                  --------------------------------------------
                                  Its: Vice President Finance
                                       ---------------------------------------

                              By: ______________________________________________
                                  Its:   _______________________________________

                        Notice Address:

                        Corporate Office Properties Trust
                        One Logan Square, Suite 1105
                        Philadelphia, Pennsylvania 19103


                        CORPORATE OFFICE PROPERTIES, L.P.,
                        a Delaware limited partnership
                        By: Corporate Office Properties Trust, a Maryland real
                            estate investment trust, its sole general partner

                              By: /s/ Thomas D. Cassel
                                  --------------------------------------------
                                  Its: Vice President Finance
                                       ---------------------------------------
                              By: ______________________________________________
                                  Its:   _______________________________________

                        Notice Address:

                        Corporate Office Properties Trust
                        One Logan Square, Suite 1105
                        Philadelphia, Pennsylvania 19103


                        CORPORATE OFFICE PROPERTIES HOLDINGS,
                        INC., A DELAWARE CORPORATION

                              By: /s/ Thomas D. Cassel
                                  --------------------------------------------

                                  Name:  _______________________________________
                                  Its: Vice President Finance
                                       ---------------------------------------


                        Notice Address:   c/o Corporate Office Properties Trust
                                          One Logan Square, Suite 1105
                                          Philadelphia, Pennsylvania  19103


                        BLUE BELL INVESTMENT COMPANY, L.P., A
                        DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its general partner


                              By: /s/ Thomas D. Cassel
                                  --------------------------------------------
                                  Name:  _______________________________________
                                  Its: Vice President Finance
                                       ---------------------------------------

                        Notice Address:   c/o Corporate Office Properties Trust
                                          One Logan Square, Suite 1105
                                          Philadelphia, Pennsylvania  19103


                        SOUTH BRUNSWICK INVESTORS, L.P., A DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its general partner

                              By: /s/ Thomas D. Cassel
                                  --------------------------------------------
                                  Name:  _______________________________________
                                  Its: Vice President Finance
                                       ---------------------------------------
                        Notice Address:   c/o Corporate Office Properties Trust
                                          One Logan Square, Suite 1105
                                          Philadelphia, Pennsylvania  19103


                        COMCOURT INVESTORS, L.P., A DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its general partner

                              By: /s/ Thomas D. Cassel
                                  --------------------------------------------
                                  Name:  _______________________________________
                                  Its: Vice President Finance
                                       ---------------------------------------

                        Notice Address:   c/o Corporate Office Properties Trust
                                          One Logan Square, Suite 1105
                                          Philadelphia, Pennsylvania  19103


                        6385 FLANK DRIVE, L.P., A PENNSYLVANIA LIMITED
                        PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its general partner

                              By: /s/ Thomas D. Cassel
                                  --------------------------------------------
                                  Name:  _______________________________________
                                  Its: Vice President Finance
                                       ---------------------------------------

                        Notice Address:   c/o Corporate Office Properties Trust
                                          One Logan Square, Suite 1105
                                          Philadelphia, Pennsylvania  19103


      LENDER:

                        BANKERS TRUST COMPANY,
                        as Lender and the Agent

                              By: /s/ Laura S. Burwick
                                  --------------------------------------------
                                  Name:  _____________________________________
                                  Its: Principal
                                       ---------------------------------------
                                  Title: _____________________________________


                        Notice Address:

                              Bankers Trust Company
                              130 Liberty Street, 25th Floor
                              New York, New York 10006
                              Attention: Bruce P. Habig

                                   APPENDIX I

                                  DEFINED TERMS

            "ADJUSTED CONSOLIDATED NET WORTH" means, as at any date of determination, the Consolidated Total Assets plus accumulated depreciation, less Consolidated Total Liabilities and intangible assets, on a consolidated basis determined in conformity with GAAP.

            "ADJUSTED EURODOLLAR RATE" means, for any Interest Rate Determination Date the rate per annum obtained by DIVIDING (i) the U.S. Dollar London Interbank Offered Rate published on Telerate screen 3750 (or a similar service in the event Telerate is no longer available), rounded upwards, if necessary, to the nearest whole multiple of one-sixteenth of one percent (1/16%) for deposits with maturities comparable to the Interest Period for which such Adjusted Eurodollar Rate will apply as of approximately 10:00 A.M. (New York time) on such Interest Rate Determination Date as reasonably determined by Agent, BY (ii) a percentage equal to 100% MINUS the stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable on such Interest Rate Determination Date to any member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" as defined in Regulation D (or any successor category of liabilities under Regulation D).

            "AFFECTED LENDER" has the meaning assigned to that term in Section 2.11.3.

            "AFFECTED LOANS" has the meaning assigned to that term in Section 2.11.3.

            "AFFILIATE" means with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

            "AGENT" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Agent hereunder.

            "AGREEMENT" means this Senior Secured Credit Agreement dated as of the date first written above, as it may be amended, restated, supplemented or otherwise modified from time to time.

            "ALTA" means the American Land Title Association or any successor thereto.

            "ANNIVERSARY" means each anniversary of the Original Closing Date.

            "APPLICABLE LAWS" means, collectively, all statutes, laws, rules, regulations, ordinances, orders, decisions, writs, judgments, decrees and injunctions of Governmental Authorities (including Environmental Laws) affecting Borrower, any Loan Party or the Collateral or any part thereof (including the acquisition, development, construction, Renovation, occupancy, use, improvement, alteration, management, operation, maintenance, repair or restoration thereof), whether now or hereafter enacted and in force, and all Authorizations relating thereto, and all covenants, conditions and restrictions contained in any instruments, either of record or known to Borrower or any other Loan Party, at any time in force affecting any Property or any part thereof, including any such covenants, conditions and restrictions which may (i) require improvements, repairs or alterations in or to such Property or any part thereof or (ii) in any way limit the use and enjoyment thereof; for purposes of usury, Applicable Laws means the law of the State of New York applicable to maximum rates of interest.

            "APPRAISAL" means, with respect to any Property, a written appraisal of such Property prepared by an Appraiser in form, content and methodology reasonably satisfactory to Agent and in compliance with all applicable legal and regulatory requirements (including the requirements of Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, 12 U.S.C. ss.ss. 3331, ET SEQ., as amended (or any successor statute thereto), and the regulations promulgated thereunder).

            "APPRAISED VALUE" means, as of any date of determination and with respect to any Property, the lesser of (i) the appraised value of such Property, in each case as most recently determined by an Appraisal approved by Lender on or before such date of determination and (ii) the principal amount secured by the Mortgage encumbering such Property, as expressly set forth in such Mortgage.

            "APPRAISER" means any independent appraiser selected by Agent and reasonably acceptable to Borrower who meets all regulatory requirements applicable to Agent and the Lenders, who is a member of the Appraisal Institute with a national practice and who has at least 10 years experience with real estate of the same type as the Property to be appraised.

            "APPROVED BANK" means banks which have (i)(a) a minimum net worth of $500,000,000 and/or (b) total assets of $10,000,000,000, and (ii) a minimum long term debt rating of (a) BBB+ or higher by S&P, and (b) Baal or higher by Moody's.

            "APPROVED ENVIRONMENTAL CONSULTANT" means any of the environmental consultants who prepared the environmental audits delivered to Agent pursuant to
Section 3.1.12 or any other qualified, independent environmental consultant reasonably acceptable to Agent.

            "ASSIGNMENT AGREEMENT" shall mean an agreement substantially in the form of EXHIBIT E annexed hereto.

            "ASSIGNMENT OF RENTS AND LEASES" means each Assignment of Rents and Leases executed and acknowledged by the Loan Party thereto in favor of Lender for the benefit of Lender substantially in the form delivered on or before the Original Closing Date pursuant to the Original Agreement, as any such Assignment of Rents and Leases may be amended, restated, supplemented, consolidated, extended or otherwise modified from time to time in accordance with the terms thereof and hereof.

            "AUTHORIZATION" means any authorization, approval, franchise, license, variance, land use entitlement, sewer and waste water discharge permit, storm water discharge permit, air pollution authorization to operate, certificate of occupancy, municipal water and sewer connection permit, and any like or similar permit now or hereafter required for the construction or renovation of any Improvements located on any Property or for the use, occupancy or operation of any Property and all amendments, modifications, supplements and addenda thereto.

            "AUTHORIZED OFFICER" means the President; Chief Executive Officer; Vice President; Chief Investment Officer; and Vice President, Finance and Treasurer of COPT or COPH, as applicable.

            "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

            "BASE RATE" means, at any time, the rate per annum that is the higher of (i) the Prime Rate or (ii) the sum of (a) the Federal Funds Effective Rate PLUS (b) 1/2 of 1%.

            "BLUE BELL" has the meaning set forth for it in the first paragraph of this Agreement.

            "BLUE BELL PROPERTIES" means the Properties owned by Blue Bell as of the Closing Date.

            "BORROWER" means, collectively, COPLP, Blue Bell, South Brunswick, Comcourt and Flank Drive, or, with respect to any Property, the Loan Party owning such Property.

            "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

            "CAPITAL EXPENDITURES" means, with respect to any Property, for any period and as of any date of determination, all expenditures for capital improvements, determined in accordance with GAAP.

            "CAPITAL STOCK" means, with respect to any Person, any capital stock, partnership, limited liability company or joint venture interests of such Person and shares, interests, participations or other ownership interests (however designated) of any Person and any rights (other than debt securities convertible into any of the foregoing), warrants or options to purchase any of the foregoing.

            "CASH" means money, currency or a credit balance in a Deposit
Account.

            "CASH EQUIVALENTS" means, as of any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States of America or (b) issued by any agency of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) Eurodollar deposits due within one year of any commercial banks whose outstanding senior long-term debt securities are rated either A- or higher by S&P or A-3 or higher by Moody's; (v) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (i) of this paragraph with any bank meeting the qualifications specified in clause (vi) of this paragraph; (vi) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by Lender or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (vii) shares of any money market mutual fund that
(a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000, and (c) has the highest rating obtainable from either S&P or Moody's.

            "CASH PROCEEDS" means, with respect to any sale or other disposition or refinancing of any Property, Cash payments received from such sale or disposition or refinancing.

            "CLOSING DATE" means the first date on which all of the conditions set forth in Article 3 are satisfied.

            "COLLATERAL" means, collectively, all property (including, without limitation, Capital Stock, Partnership Interests and promissory notes and other evidences of Indebtedness), whether real, personal or mixed, tangible or intangible, owned or to be owned or leased or to be leased or otherwise held or to be held by any Loan Party or in which any Loan Party has or shall acquire an interest, to the extent of such Loan Party's interest therein, now or hereafter granted, assigned, transferred, mortgaged or pledged to Agent and/or the Lenders or in which a Lien is granted to Agent and/or the Lenders to secure all or any part of the Obligations, whether pursuant to the Security Documents or otherwise, including, without limitation, the Properties, the Leases and Rents and any and all proceeds of the foregoing, the Partnership Interests pledged pursuant to the Pledges and the "Collateral" under, and as defined in, the Revolving Credit Agreement.

            "COMCOURT" has the meaning set forth for it in the first paragraph of this Agreement.

            "COMMITMENT" means, collectively, the commitments of the Lenders to make the Loans to Borrower pursuant to this Agreement, in the aggregate principal amount of One Hundred Million Dollars ($100,000,000).

            "COMPLIANCE CERTIFICATE" means a certificate delivered to Lender by Borrower pursuant to Section 5.1.5 substantially in the form attached as EXHIBIT D hereto.

            "CONDEMNATION PROCEEDS" means all compensation, awards, damages, rights of action and proceeds awarded to any Loan Party by reason of any Taking.

            "CONSOLIDATED ADJUSTED NET INCOME" means, for any period and without duplication, for COPT and its Subsidiaries, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) gains or losses on the sales of Properties and other properties, debt restructurings or other nonrecurring expenses, and (vii) income expense attributable to minority interest; LESS (a) a recurring capital expense reserve equal to $0.15 per net rentable square foot for all Properties other than the Blue Bell Properties, and as adjusted in a manner acceptable to Agent for (x) unconsolidated partnerships, joint ventures and similar entities, and
(y) straight line rents, all of the foregoing as determined on a consolidated basis for COPT and its Subsidiaries in conformity with GAAP.

            "CONSOLIDATED FUNDS FROM OPERATIONS" means net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization (specifically including the amortization of deferred financial costs), and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis. Consolidated Funds from Operations does not represent cash generated from operating activities in accordance with GAAP and, therefore, should not be considered as a substitute for net income as a measure of results of operations or cash flow from operations calculated in accordance with GAAP as a measure of liquidity.

            "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to capital leases in accordance with GAAP and capitalized interest) of COPT and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of COPT and its Subsidiaries, such interest to be calculated for purposes of this Agreement against the outstanding principal amounts such Indebtedness as follows:

      (a) for the Loans, during the Initial Term, using a constant based on the then-current 10-year Treasury Rate as of the date of determination, plus 1.75%, instead of the interest rates actually applicable thereto;

      (b) for the Loans, during any Extension Term, using a constant based on the then-current 10-year Treasury Rate as of the commencement of such Extension Term, plus 1.75%, instead of the interest rates actually applicable thereto;

      (c) for all other fixed rate Indebtedness, at the interest rates actually applicable thereto; and

      (d) for all other variable rate Indebtedness, using a constant based on the then-current 10-year Treasury Rate as of the commencement of the then-current Extension Term, plus 1.75%, instead of the interest rates actually applicable thereto.

            "CONSOLIDATED NET INCOME" means, for any period, the net income (or loss) of COPT and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; PROVIDED that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of COPT) in which any other Person (other than COPT or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to COPT or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of COPT or is merged into or consolidated with COPT or any of its Subsidiaries or that Person's assets are acquired by COPT or any of its Subsidiaries, (iii) the income of any Subsidiary of COPT to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to any disposition of any assets of COPT or its Subsidiaries or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

            "CONSOLIDATED TANGIBLE NET WORTH" means, as at any date of determination, the shareholders' equity of COPT and its Subsidiaries (determined on a book basis), PLUS accumulated depreciation, less Intangible Assets, on a consolidated basis determined in conformity with GAAP.

            "CONSOLIDATED TOTAL ASSETS" means, at any date of determination, total assets of COPT and its Subsidiaries on a consolidated basis which may properly be classified as assets in conformity with GAAP PLUS, in the event that any guarantees of indebtedness of non-consolidated joint ventures are included in the calculation of Consolidated Total Liabilities for such period pursuant to clause (iii) of the definition of Consolidated Total Liabilities, the pro rata share of COPT or such Subsidiary in the assets of such non-consolidated joint venture. For purposes of this definition, the carrying value of any real property asset included in Consolidated Total Assets shall be determined by capitalizing the Consolidated Adjusted Net Income using a 9.5% capitalization rate; PROVIDED, HOWEVER, in the case of: (a) any real property asset owned less than one year, the value of such asset shall be determined by using the aggregate purchase price for such asset; and (b) any real property asset which is under development, the value of such asset shall be determined by using the direct costs incurred in connection with such development until the earlier of:
(i) 30 months following the commencement of construction of such asset and (ii) 12 months following receipt of a certificate of occupancy, or the equivalent, with respect to such asset.

            "CONSOLIDATED TOTAL INDEBTEDNESS" means, as of any date of determination, the sum of the following, without duplication: (i) all Indebtedness of COPT and its Subsidiaries, determined on a consolidated basis; PLUS (ii) all Contingent Obligations of COPT and its Subsidiaries; PLUS (iii) all Guaranties of COPT or any of its Subsidiaries; PLUS (iv) all letter of credit reimbursement agreement obligations of COPT or any of its Subsidiaries.

            "CONSOLIDATED TOTAL LIABILITIES" means, as at any date of determination, the sum of each of the following, without duplication, for COPT and its Subsidiaries, on a consolidated basis, (i) all indebtedness for borrowed money, (ii) any obligation owed for all or any part of the deferred purchase price of assets or services which would be shown to be a liability (or on the liability side of the balance sheet) in accordance with GAAP, (iii) all guaranteed obligations including any guaranteed indebtedness of consolidated or non-consolidated joint ventures, (iv) the maximum amount of all letters of credit issued or acceptance facilities established for the account of COPT or any of its Subsidiaries, and, without duplication, all drafts drawn thereunder (other than letters of credit offset by a like amount of Cash or Government Securities held in escrow to secure such letter of credit and draws thereunder),
(v) all capitalized lease obligations, (vi) all indebtedness (A) of another Person secured by any Lien on any property or asset owned or held by COPT or any of its Subsidiaries regardless of whether the indebtedness secured thereby shall have been assumed by COPT or such Subsidiary or is nonrecourse to the credit of COPT or such Subsidiary, and (B) of any consolidated Affiliate of COPT whether or not such indebtedness has been assumed by COPT, and (vii) indebtedness created or arising under any conditional sale or title retention agreement, and
(viii) withdrawal liability or insufficiency under

ERISA or under any qualified plan or related trust; but including within the foregoing, trade payables and accrued expenses arising or incurred in the ordinary course of business.

            "CONTINGENT OBLIGATION" means, with respect to any Person, as of any date of determination and without duplication, any direct or indirect liability, contingent or otherwise, of that Person which has not been (or to the extent that it has not been) paid or otherwise discharged with respect to the following: (i) any Guaranty; (ii) any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings (without duplication of Consolidated Total Liabilities); or (iii) performance, surety and similar bonds in respect of any Restoration, Renovation or other design, construction, restoration, renovation, expansion or repair of any Improvements, in each case with respect to any Property. The amount of any Contingent Obligation, as of any date of determination, shall be equal to the least of (x) the amount of the obligation so Guaranteed or that otherwise may be required to be paid, (y) the amount to which such Contingent Obligation is expressly limited and (z) except with respect to a Guaranty of Indebtedness, the maximum exposure under such Contingent Obligation as reasonably calculated by Borrower and approved by Agent in its sole discretion. No Letter of Credit (as defined in the Revolving Credit Agreement) issued under that Revolving Credit Agreement shall be considered a Contingent Obligation of any Loan Party.

            "CONTRACTUAL OBLIGATION" means, with respect to any Person, any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, deed to secure debt, contract, lease, purchase order, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

            "CONTROLLING PRINCIPAL" means Jay Shidler and/or Clay W. Hamlin III, or any trusts established by such Persons for the benefit of their immediate family members if such Person is a trustee of such trusts and able to effectively control the property and business of the trusts.

            "COPH" means Corporate Office Properties Holdings, Inc. (formerly known as FCO Holdings, Inc.), a Delaware corporation.

            "COPLP" has the meaning set forth in the introductory paragraph of this Agreement.

            "COPT" has the meaning set forth in the introductory paragraph of this Agreement.

            "CREDIT BID" means a bid in a foreclosure sale pursuant to a Mortgage made by Lender consisting of all or a portion of the outstanding amount of the Obligations.

            "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced, by a negotiable certificate of deposit.

            "DISTRIBUTION" means any payment, distribution, dividend or other transfer of money or other assets to a Loan Party's constituent partners, shareholders or beneficiaries, other than (i) a payment on account of bona fide intercompany indebtedness permitted under this Agreement, (ii) an Investment, or
(iii) any other payment expressly permitted under this Agreement.

            "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

            "ELIGIBLE ASSIGNEE" means (i) (a) a commercial bank organized under the laws of the United States of America or any state thereof; (b) a savings and loan association or savings bank organized under the laws of the United States of America or any state thereof; (c) a commercial bank organized under the laws of any other country or a political subdivision thereof; PROVIDED, HOWEVER, that
(x) such bank is acting through a branch or agency located in the United States of America or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (d) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its principal businesses including, but not limited to, insurance companies, investment banks, mutual funds and lease financing companies, in each case (under clauses (a) through (d) above) that is reasonably acceptable to Agent; and (ii) any Lender and any Affiliate acceptable to Agent of any of Lender; and PROVIDED FURTHER, HOWEVER, that (A) each Eligible Assignee under clauses (i)(a) through (i)(c) above shall have Tier 1 capital (as defined in the regulations of its primary Federal banking regulator) of not less than $100,000,000, and (B) an entity shall not be an Eligible Assignee if on the date of assignment of an interest in the Loans to such entity Borrower is reasonably expected to become liable for additional costs or withholdings by virtue of such assignment under Sections 2.10.8 and
2.10.9 or any other provision hereof.

            "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in Section 3(3) of ERISA which (i) is currently maintained or contributed to by COPT or any of its Subsidiaries, or (ii) was at any time within the preceding five years maintained or contributed to by COPT or any of its Subsidiaries, to the extent any of them could reasonably be expected to incur liability with respect to such employee benefit plan.

            "ENGINEER" means each reputable engineer approved by Agent licensed as such in the state in which the applicable Property in question is located.

            "ENGINEERING REPORT" means, with respect to any Property, a written report prepared by an Engineer, describing and analyzing the physical condition of the Improvements of such Property, describing any necessary or recommended repairs, estimating the cost of such repairs and otherwise in form and substance reasonably satisfactory to Agent.

            "ENVIRONMENTAL CLAIM" means any accusation, allegation, notice of violation, claim, demand, abatement order or other order or direction (conditional or otherwise) by any Governmental Authority or any other Person for any damage, including personal injury (including sickness, disease or death), tangible or intangible property damage, contribution, indemnity, indirect or consequential damages, damage to the environment, damage to natural resources, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or restrictions, in each case relating to, resulting from or in connection with Hazardous Materials and relating to COPT, any of its Subsidiaries (including any Person who was a Subsidiary prior to the Closing
Date) or any Property.

            "ENVIRONMENTAL INDEMNITY" means the Environmental Indemnity executed and delivered by Borrower on or before the Original Closing Date, in favor of Agent, substantially in the form delivered on or before the Original Closing Date pursuant to this Agreement, as such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

            "ENVIRONMENTAL LAWS" means all statutes, laws, ordinances, orders, rules, regulations, written guidelines, writs, judgments, decrees or injunctions and the like relating to (i) environmental matters, including those relating to fines, injunctions, penalties, damages, contribution, cost recovery compensation, losses or injuries resulting from the Hazardous Release or threatened Hazardous Release of Hazardous Materials, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, or the protection of human, plant or animal health or welfare, in any manner applicable to any Loan Party or any of its Subsidiaries or any of their properties, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss.ss. 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss.ss. 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss.ss. 6901, et seq.), the Federal Water Pollution Control Act (33 U.S.C.ss.ss. 1251, et seq.), the Clean Air Act (42 U.S.C.ss.ss. 7401, et seq.), the Toxic Substances Control Act (15 U.S.C.ss.ss. 2601, et seq.), the Solid Waste Disposal Act (42 U.S.C.ss.ss.6901, et seq.), as amended by the Resource Conservation and Recovery Act (42 U.S.C.ss.ss. 6901, et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.ss.ss. 136, et seq.), the Occupational Safety and Health Act (29 U.S.C.ss.ss. 651, et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C.ss.ss. 11001, et seq.), each as amended or supplemented, and rules and regulations, policies and guidelines promulgated pursuant thereto and any analogous future or present local, state and federal statutes and rules and regulations, policies and guidelines promulgated pursuant thereto, each as in effect as of the date of determination.

            "EQUITY PROCEEDS" means the cash proceeds (net of underwriting discounts and commissions and other reasonable costs associated therewith) from the issuance of any equity Securities of COPT or any of its Subsidiaries, including additional issuances of common shares, preferred shares or Partnership Interests.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

            "EURODOLLAR RATE" means the sum of the Adjusted Eurodollar Rate PLUS the Eurodollar Rate Margin.

            "EURODOLLAR RATE MARGIN" means, as of any date of determination, a per annum rate equal to 1.75%.

            "EVENT OF DEFAULT" means each of the events set forth in Article 7.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

            "EXCUSABLE DELAY" means a delay due to acts of God, governmental restrictions, enemy actions, war, civil commotion, fire, casualty, strikes, shortages of supplies or labor, work stoppages or other causes beyond the reasonable control of COPT or any of its Affiliates, but lack of funds shall not be deemed a cause beyond the reasonable control of COPT or any of its Affiliates.

            "EXTENSION TERM" means the term of the Loans during the period from the third Anniversary to (i) the fourth Anniversary if the extension option contained in Section 2.4.1 is exercised, or (ii) the fifth Anniversary if the extension option contained in Section 2.4.2 is exercised.

            "EXTRAORDINARY RECEIPTS" means the proceeds to COPT or any of its Subsidiaries from such items as (i) sales, exchanges or other dispositions of the assets of COPT or any of its Subsidiaries other than in the ordinary course of business thereof, (ii) damage recoveries and casualty insurance proceeds (including Condemnation Proceeds or Insurance Proceeds but other than the proceeds of business interruption insurance or rental loss insurance), (iii) income derived from Securities and other property acquired for investment except to the extent such Securities represent Cash Equivalents, (iv) condemnation awards or sales in lieu of and under the threat of condemnation (other than awards or other payments for any Taking for temporary use), (v) debt or equity financing or refinancing, and (vi) all other amounts of any nature paid to COPT or any of its Subsidiaries not arising out of the ordinary course of business thereof.

            "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Lender from three Federal funds brokers of recognized standing selected by Lender.

            "FEE LETTER" means, collectively, all letter agreements between all or some of the Loan Parties and Lender or Lender's Affiliates regarding fees payable in connection with the Loans.

            "FIXED RATE" means a fixed interest rate of seven and one-half percent per annum.

            "FLANK DRIVE" has the meaning set forth for it in the first paragraph of this Agreement.

            "FUNDING DATE" means the date of the funding of the Loans.

            "FUNDS FROM OPERATIONS" means net income (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

            "GAAP" means, subject to the limitations on the application thereof set forth in Section 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, in each case as the same are applicable to the circumstances as of the date of determination.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any state, county, municipality or other political subdivision or branch thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any agency, board, central bank, commission, court, department or officer thereof.

            "GUARANTY" means, with respect to any Person, any obligation, contingent or otherwise, of that Person which has not been (or to the extent that it has not been) paid or otherwise discharged with respect to any Indebtedness, lease, dividend or other obligation of any other Person if the primary purpose or intent thereof by the Person incurring the Guaranty is to provide assurance to the obligee of such obligation that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. Guaranties shall include, without limitation, (i) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligation of another Person through any agreement (contingent or otherwise) (a) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or
(b) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person if, in the case of any agreement described under subclauses (a) or (b) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Guaranty shall be equal to the least of (x) the amount of the obligation so guaranteed or otherwise supported, (y) the amount to which such Guaranty is specifically limited and (z) except with respect to a Guaranty of Indebtedness, the maximum exposure under such Guaranty as reasonably calculated by Borrower and approved by Agent in its reasonable discretion. Guaranties shall not include (i) any of the foregoing obligations to the extent that the same constitutes Indebtedness under the definition thereof or is a Guaranty with respect thereto and (2) Guaranties of any liability or obligation of Borrower in respect of which Borrower are permitted to become liable pursuant to this Agreement. The term "Guarantee" used as a verb has a corresponding meaning.

            "HAZARDOUS MATERIALS" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "infectious waste", "toxic substances", "pollutant", "contaminant" or any other formulations intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws, (ii) any oil, petroleum, petroleum fraction or petroleum derived substance, (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources, (iv) any flammable substances or explosives, (v) any radioactive materials, (vi) asbestos in any form, (vii) radon, (viii) urea formaldehyde foam insulation, (ix) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million, (x) pesticides, and (xi) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any Governmental Authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of the Properties; PROVIDED, however, that Hazardous Materials shall not include any materials in a non-hazardous form such as asphalt contained in road-surfacing materials or hazardous materials customarily used in the operation of office properties and properly stored and maintained.

            "HAZARDOUS RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other receptacles containing any Hazardous Materials), or into or out of any Property, including the movement of any Hazardous Material through the air, soil, surface water, groundwater or property.

            "IMPOSITIONS" means all real property taxes and assessments, of any kind or nature whatsoever, including, without limitation, vault, water and sewer rents, rates, charges and assessments, levies, permits, inspection and license fees and other governmental, quasi-governmental or nongovernmental levies or assessments such as maintenance charges, owner association dues or charges or fees resulting from covenants, conditions and restrictions affecting the Properties, assessments resulting from inclusion of any Property in any taxing district or municipal or other special district, any of which are assessed or imposed upon the Property, or become due and payable, and which create or may create a Lien upon the Property, or any part thereof. In the event that any penalty, interest or cost for nonpayment of any Imposition becomes due and payable, such penalty, interest or cost shall be included within the term "Impositions".

            "IMPROVEMENTS" means all buildings, structures, fixtures, tenant improvements and other improvements of every kind and description now or hereafter located in or on or attached to any Land, including all building materials, water, sanitary and storm sewers, drainage, electricity, steam, gas, telephone and other utility facilities, parking areas, roads, driveways, walks and other site improvements; and all additions and betterments thereto and all renewals, substitutions and replacements thereof.

            "INDEBTEDNESS" means, with respect to any Person and without duplication, to the extent required to be shown on a balance sheet prepared in conformity with GAAP, (i) all indebtedness for money borrowed by that Person,
(ii) that portion of obligations with respect to Capital Leases that is classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) all obligations owed for all or any part of the deferred purchase price of assets or services purchased by that Person (a) due more than six months from the date of incurrence of the obligation in respect thereof, (b) evidenced by a note or similar written instrument or (c) owed in respect of real property purchased by such Person or any of its Subsidiaries, (v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, (vi) obligations under Interest Rate Agreements, (vii) that portion of any other obligation of that Person (other than reservation and similar deposits from customers and working capital deposits from owners received and held in the ordinary course of business) that is classified as a liability on a balance sheet in conformity with GAAP, which obligation is (a) due more than six months from the date of incurrence thereof or (b) evidenced by a note or similar written instrument, (viii) trade payables of such Person and its Subsidiaries that by their terms are more than 90 days delinquent (unless being contested diligently and in good faith) and (ix) all Guaranties by that Person.

            "INDEMNIFIED PERSON" has the meaning assigned to that term in
Section 8.3.1.

            "INITIAL TERM" means the term of the Loans commencing on the Original Closing Date and ending on the third Anniversary.

            "INSURANCE PROCEEDS" means all insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies relating to any portion of any Property.

            "INSURANCE REQUIREMENTS" means all terms of any insurance policy required hereunder covering or applicable to any Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to or affecting any Property or any part thereof or any use of any Property or any portion thereof.

            "INTANGIBLE ASSETS" means assets that are considered intangible assets under GAAP including goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry forwards, copyrights, organization or developmental expenses and other intangible assets.

            "INTEREST PERIOD" has the meaning assigned to that term in Section 2.10.1.2.

            "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to protect COPT or any of its Subsidiaries against fluctuations in interest rates, which agreement or approval shall be approved by the Agent as to form and substance; PROVIDED, however, that such approval by the Agent shall not be required if such agreement (i) shall have a minimum term of two (2) years, or, in the case of loans pursuant to which interest shall accrue at a rate other than a fixed rate, a term equal to the term of such floating rate loan (to the extent the term of floating rate loan is less than two (2) years), (ii) shall have the effect of capping the interest rates covered thereby at a rate equal to or lower than the Interest Rate Cap at the time of purchase or execution, and (iii) shall be with an Approved Bank, PROVIDED THAT it is acknowledged and agreed that the Borrower shall have no obligation to replace any Interest Rate Agreement even if the counterparty thereto shall cease to be an Approved Bank.

            "INTEREST RATE CAP" means the Treasury Rate plus 3.0%.

            "INTEREST RATE DETERMINATION DATE" means each date for calculating the Adjusted Eurodollar Rate for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date shall be the second Business Day prior to the first day of the related Interest Period.

            "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter.

            "INVESTMENT" means, with respect to any Person or any of its Subsidiaries, as of any date of determination and without duplication:

            (i) any direct or indirect purchase or other acquisition (whether or not for consideration) by such investing Person or Subsidiary of, or of a beneficial interest in, any Securities of any other Person;

            (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value by such investing Person or Subsidiary from any other Person (other than (a) a Person with respect to which such investing Person or Subsidiary is a Wholly Owned Subsidiary or
            (b) any other Wholly Owned Subsidiary of the Person referred to in the preceding clause (a); PROVIDED that, in the case of COPT and its Subsidiaries, such other Wholly Owned Subsidiary is a Loan Party and has Guaranteed the Obligations), of any equity Securities of such investing Person or Subsidiary;

            (iii) any direct or indirect loan, advance (other than (a) advances to officers, employees, consultants, accountants, attorneys and other advisors and members of the Board of Directors of any Person for moving, entertainment and travel expenses, drawing accounts and similar expenditures in each case incurred in the ordinary course of business and (b) advances to officers of any Person for other purposes in an amount not greater than $100,000 individually or $330,000 in the aggregate, in each case at any time outstanding) or capital contribution to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business;

            (iv) any payment to any other Person for the purpose of or otherwise in connection with securing, extending, renewing or modifying any Management Agreement;

            (v) any commitment or obligation to make any investment described in clauses (i) through (iv) above; and

            (vi) any liability that is recourse to such investing Person or Subsidiary or secured by any asset of such investing Person or Subsidiary and that arises, by law, contract, ownership of Securities or otherwise, directly or indirectly, as the result of or otherwise in connection with the origination, continuation or termination of any investment described in clauses (i) through (iv) above.

The amount of any Investment, as of any date of determination, shall be equal to
(y) with respect to an Investment referred to in clause (i) or (ii) of the preceding sentence, the remainder of (1) the sum of original cost of such Investment PLUS the cost of all additions thereto as of such date of determination, MINUS (2) the aggregate amount paid to such Person or Subsidiary as a return of such Investment; PROVIDED, that (A) the calculation of the amount referred to in this clause (2) shall exclude all fees and other amounts (or the portion thereof) that shall constitute interest, dividends or other amounts in respect of the return on such Investment, as determined in accordance with GAAP, and (B) the calculation of the amount referred to in this clause (2) shall exclude, all adjustments for increases or decreases in value, and write-ups, write-downs or write-offs with respect to such Investment, and (z) with respect to an Investment referred to in clause (iv) or (v) of the preceding sentence, the maximum aggregate liability for which such investing Person or Subsidiary may become liable, by law, contract, ownership of Securities or otherwise, with respect to such Investment as of such date of determination.

            "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, limited liability company or other legal form, which joint venture, partnership or other similar arrangement may be a Subsidiary of any Person, including of COPT.

            "LAND" means, with respect to each Property, the land described on EXHIBIT A to the Mortgage encumbering such Property, together with all strips and gores within or adjoining such property, all estate, right, title, interest, claim or demand whatsoever of any Loan Party or any of its Subsidiaries in the streets, roads, sidewalks, alleys, and ways adjacent thereto (whether or not vacated and whether public or private and whether open or proposed), all vaults or chutes adjoining such land, all of the tenements, hereditaments, easements, reciprocal easement agreements, rights pursuant to any trackage agreement, rights to the use of common drive entries, rights-of-way and other rights, privileges and appurtenances thereunto belonging or in any way pertaining thereto, all reversions, remainders, dower and right of dower, curtesy and right of curtesy, all of the air space and right to use said air space above such property, all transferable development rights arising therefrom or transferred thereto, all water and water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and shares of stock evidencing the same, all mineral, mining, gravel, geothermal, oil, gas, hydrocarbon substances and other rights to produce or share in the production of anything related to such property, all drainage, crop, timber, agricultural, and horticultural rights with respect to such property, and all other appurtenances appurtenant to such property, including without limitation, any now or hereafter belonging or in any way appertaining thereto, and all claims or demands of Borrower either at law or in equity, in possession or expectancy, now or hereafter acquired, of, in or to the same.

            "LEASE" means each of the leases, licenses, concession agreements, franchise agreements and other occupancy agreements and other agreements demising, leasing or granting rights of possession or use or, to the extent of the interest therein of any Loan Party or any of its Subsidiaries, any sublease, subsublease, underletting or sublicense, which now or hereafter may affect any Property or any part thereof or interest therein, including any agreement relating to a loan or other advance of funds made in connection with any such lease, license, concession agreement, franchise or other occupancy agreement and such sublease, subsublease, underletting or sublicense, and every amendment, restatement, supplement, consolidation or other modification of or other agreement relating to or entered into in connection with such lease, license, concession agreement, franchise or other occupancy agreement and such sublease, subsublease, underletting or sublicense, and every security deposit, letter of credit, trust agreement, guaranty or similar security for the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, and any guaranties of leasing commissions.

            "LENDER" and "LENDERS" have the meanings set forth in the first paragraph of this Agreement, together with their respective successors and permitted assigns.

            "LIEN" means any lien (including any lien or security title granted pursuant to any mortgage, deed of trust or deed to secure debt), pledge, hypothecation, assignment, security interest, charge, levy, attachment, restraint or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

            "LOANS" means, collectively, the loans made by Lenders to Borrower pursuant to this Agreement.

            "LOAN AMOUNT" means One Hundred Million Dollars ($100,000,000).

            "LOAN DOCUMENTS" means, collectively, this Agreement, the Notes, the Security Documents, the Environmental Indemnity and the Fee Letter.

            "LOAN PARTIES" has the meaning set forth for it in the first paragraph of this Agreement.

            "LOAN PARTIES' ACCOUNTANTS" means Pricewaterhouse Coopers or another "big five" accounting firm.

            "MANAGEMENT AGREEMENTS" means, collectively, all management agreements with respect to the Properties.

            "MANAGEMENT FEES" means, collectively, all management fees and all other fees or charges payable to a manager for the management and operation of a Property, the related land and the improvements thereof.

            "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect upon the business, operations or condition (financial or otherwise) of the Loan Parties, taken as a whole, which causes or is reasonably likely to cause the material impairment of the ability of the Loan Parties to perform, or of Lender to enforce, any Obligations of the Loan Parties.

            "MATERIAL LEASE" means each Lease demising the greater of: (i) 25% or more of the net rentable area of the Improvements with respect to any Property or (ii) 30,000 or more square feet.

            "MATURITY DATE" means the earlier of (i) the third Anniversary of the Original Closing Date, as such date may be extended pursuant to Section 2.4 to a date not later than the fifth Anniversary of the Original Closing Date, and
(ii) the date as of which the Obligations shall have become immediately due and payable pursuant to Section 7.1.

            "MAXIMUM AMOUNT" has the meaning set forth in Section 8.11.

            "MOODY'S" means Moody's Investors Service, Inc. or any successor to the business thereof.

            "MORTGAGE" means each Mortgage, Assignment of Rents, Security Agreement and Fixture Filing executed and acknowledged by the Loan Party thereto in favor of Agent for the benefit of the Lenders, substantially in the form delivered on or before the Closing Date pursuant to this Agreement, as each such instrument may be amended, restated, supplemented, consolidated, extended or otherwise modified from time to time in accordance with the terms thereof and hereof.

            "MORTGAGED PROPERTY" has the meaning assigned to that term in the Mortgages.

            "MORTGAGED PROPERTY SUBSIDIARY GUARANTY" shall have the meaning ascribed to it in the Revolving Credit Agreement.

            "NET INCOME" means, with respect to any Person, the net income
(loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends, excluding, however, any gain (but not loss), together with any related provision for Taxes on such gain (but not loss), realized in connection with any asset sale, and excluding any extraordinary gain (but not loss), together with any related provision for taxes on such extraordinary gain (but not loss).

            "NET INSURANCE/CONDEMNATION PROCEEDS" means all Insurance Proceeds on account of damage or destruction to any Property or all Condemnation Proceeds in respect of any Property, MINUS the reasonable cost, if any, of such recovery and of paying out such proceeds, including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor.

            "NET SALES PRICE" means, with respect to any sale or other permanent disposition by a Loan Party or any of its Subsidiaries of a Property, or other asset, the gross purchase price therefor less the sum of (i) the amounts applied to the payment of Indebtedness or other obligations secured by a Lien on such Property or other asset (other than the Obligations), (ii) the reasonable out-of-pocket costs and expenses incurred by such Loan Party or Subsidiary directly in connection with such sale or other permanent disposition, including income taxes paid or estimated to be actually payable as a result thereof, after taking into account any available tax credits or deductions and any tax sharing arrangements (PROVIDED that the amount of income taxes so estimated to be actually payable shall be approved by Agent, which approval shall not be unreasonably withheld, conditioned or delayed), and (iii) closing adjustments contemplated and reserved.

            "NON-RECOURSE PARTIES" means COPT and COPH.

            "NOTES" means, collectively, (i) the promissory notes of COPH and Borrower issued on the Closing Date, in the Loan Amount, and (ii) any promissory notes issued by COPH and Borrower in connection with an assignment of all or any portion of the Commitments and Loans of any Lender, in each case, substantially in the form of EXHIBIT B annexed hereto, as they may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

            "NOTICE OF INTEREST PERIOD SELECTION" means a notice pursuant to which Borrower shall elect an Interest Period, which shall be in a form reasonably acceptable to Lender.

            "NYSE" means the New York Stock Exchange.

            "OBLIGATIONS" means, collectively, all obligations of every nature of the Loan Parties from time to time owed to Agent or the Lenders, or any of them, under or in respect of the Loans and the Loan Documents, whether for principal, interest, fees, commissions, expenses, indemnification or otherwise.

            "OFFICERS' CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by a person specified in this Agreement for such purpose or, in the absence of such specification, by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; PROVIDED, however, that every Officers' Certificate with respect to the compliance with a condition precedent to the making of the Loans hereunder shall include (i) a statement that each officer making or giving such Officers' Certificate has read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of each signer, he has made or has caused to be made such examination or investigation as is reasonably necessary to enable him to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of each signer, such condition has been complied with.

            "OPERATING LEASE" means, with respect to any Person, a lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is not accounted for as a capital lease on the balance sheet of that Person.

            "ORIGINAL CLOSING DATE" means October 13, 1997.

            "OUTSTANDING LOAN AMOUNT" means at any time the portion of the Loan Amount which is then outstanding.

            "PARTNERSHIP BORROWER" means each of Blue Bell, South Brunswick, Comcourt and Flank Drive.

            "PARTNERSHIP INTERESTS" means the general and/or limited partnership interests (including all partnership units, all rights under partnership agreements and all rights to distributions) in a Partnership Loan Party.

            "PARTNERSHIP LOAN PARTY" means any Loan Party that is a general or limited partnership.

            "PAYMENT DATE" means the last day of each calendar month, beginning November 30, 1997, or, if such day is not a Business Day, the next succeeding Business Day.

            "PBGC" means the Pension Benefit Guaranty Corporation (or any successor thereto).

            "PERMITTED ENCUMBRANCES" means the Liens shown in the Title Policy for each Property and, with respect to any Property, the following types of
Liens:

            (i) Liens for real property Taxes, assessments, vault charges, water and sewer rents, and other Impositions the payment of which is not, at the time, required pursuant to this Agreement;

            (ii) the Leases in existence on the Original Closing Date and any Leases entered into thereafter in accordance with the requirements of the Loan Documents;

            (iii) covenants, easements, rights-of-way, restrictions, minor encroachments or other similar encumbrances incurred in the ordinary course of business of Borrower that do not make such Property unmarketable or interfere in any material respect, and which could not reasonably be expected to interfere in any material respect, with the use of the Property for office building purposes or with the ordinary conduct of the business of Borrower;

            (iv) Liens securing the Obligations; and

            (v) Liens that are bonded and thereby released of record in a manner reasonably satisfactory to Agent.

            "PERSON" means, collectively, natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

            "PLEDGES" means, collectively, the pledge by COPT of all of its interest in COPLP and COPH, the pledge by COPLP of all of its interest in each Partnership Borrower, and the pledge by COPH of all of its interest in each Partnership Borrower.

            "POTENTIAL EVENT OF DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within the applicable grace period.

            "PRIME RATE" means the rate that Agent announces from time to time as its prime lending rate, as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Agent and each Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

            "PRINCIPAL REDUCTION AMOUNT" means the difference between (i) the Outstanding Loan Amount on the third Anniversary, and (ii) sixty percent of the then-current Appraised Value of all of the Properties then securing the Loans.

            "PROPERTY" OR "PROPERTIES" means each of the properties described on EXHIBIT A hereto.

            "PROPERTY ADJUSTED NET INCOME" means, for any period, for each Property, the sum of the amounts for such period of (i) Property Gross Revenue; LESS (ii) Property Operating Expenses, all determined in conformity with GAAP.

            "PROPERTY AMOUNT" means the amount set forth for a Property on EXHIBIT C hereto.

            "PROPERTY GROSS REVENUE" means, for any period and with respect to a Property, all Receipts resulting from the operation of such Property, including, without limitation, Rents or other payments from Tenants, licensees and concessionaires and business interruption and rental loss insurance payments; PROVIDED that Property Gross Revenue shall exclude (i) excise, sales, use, occupancy and similar taxes and charges collected from Tenants and remitted to Governmental Authorities, (ii) gratuities collected for employees of such Property, (iii) security deposits and other advance deposits, until and unless same are forfeited to Borrower or applied for the purpose for which collected, (iv) federal, state or municipal excise, sales, use or similar taxes collected directly from Tenants or included as part of the sales price of any goods or services, and (v) Extraordinary Receipts.

            "PROPERTY HEDGED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to capital leases in accordance with GAAP and capitalized interest) of Borrower on a consolidated basis with respect to all outstanding Indebtedness of Borrower and its Subsidiaries that is subject to Interest Rate Agreements, such interest to be calculated for purposes of this Agreement against the outstanding principal amounts of such Indebtedness using the highest possible interest rate (including credit spread) payable by Borrower pursuant to such Interest Rate Agreements.

            "PROPERTY OPERATING EXPENSES" means, for any period and for any item classified as an expense on the accrual basis of accounting (other than the item described in clause (xiii) below), all expenses incurred by Borrower during such period in connection with the ownership, management, operation, cleaning, maintenance, repair, restoration or leasing of any Property, including without duplication:

                  (i) costs and expenses in connection with the cleaning,
            ordinary repair, maintenance, decoration and painting of such Property;

                  (ii) wages, benefits, payroll taxes, uniforms, insurance
            costs and all other related expenses for employees of Borrower engaged in the management, operation, cleaning, maintenance, repair, restoration and leasing of such Property and service to Tenants of such Property;

                  (iii) a management fee equal to 3% of Property Gross Revenue with respect to such Property and during such period (which amount shall be treated as a Property Operating Expense whether or not any such management fee was in fact paid);

                  (iv) the cost of all services and utilities with respect to such Property, including all electricity, oil, gas, water, steam, heating, ventilation, air conditioning, elevator, escalator, landscaping, model furniture, answering services, telephone maintenance, credit check, snow removal, trash removal and pest extermination costs and expenses and any other energy, utility or similar item and overtime services with respect to such Property;

                  (v) the cost of building and cleaning supplies with respect to such Property;

                  (vi) insurance premiums required in order to maintain the
            insurance policies required under this Agreement or any other Loan Documents with respect to such Property (which, in the case of any policies covering multiple Properties, shall be allocated among the Properties pro rata in proportion to the insured value of the Properties covered by such policies);

                  (vii) legal, accounting, engineering, brokerage and other
            fees, commissions, costs and expenses incurred by or on behalf of Borrower in connection with the ownership, management, operation, maintenance, repair, restoration, and leasing of such Property, including collection costs and expenses;

                  (viii) costs and expenses of security and security systems provided to and/or installed and maintained with respect to such Property;

                  (ix) real property taxes and assessments with respect to such
            Property and the costs incurred in seeking to reduce such taxes or the assessed value of such Property;

                  (x) advertising, marketing and promotional costs and expenses with respect to such Property;

                  (xi) costs and expenses incurred in connection with lock
            changes, storage, moving, appraisals, surveys, valuations, title insurance, inspections, market surveys, permits (and the application or registration therefor), and licenses (and the application or registration therefor) with respect to such Property;

                  (xii) maintenance and cleaning costs related to tenant
            amenities with respect to such Property;

                  (xiii) Capital Expenditures with respect to such Property
            accrued during such period or, if higher, a reserve for Capital Expenditures equal to $0.15 per square foot of floor area contained in the Improvements located at such Property during such period;

                  (xiv) contributions by Borrower to any merchants'
            association, whether as dues or advertising costs or otherwise with respect to such Property;

                  (xv) costs incurred pursuant to any reciprocal easement
            agreement affecting such Property;

                  (xvi) refunds Borrower must pay to Tenants and other
            occupants of such Property;

                  (xvii) reserves for such expenses and in such amounts as
            Borrower and the Agent may reasonably agree upon; and

                  (xviii) all other ongoing expenses which in accordance with the accrual basis of accounting should be included in Borrower's annual financial statements as operating expenses of such Property.

Notwithstanding the foregoing, Property Operating Expenses shall not include depreciation and amortization or interest or principal, if any, due under the Loans or the Notes or otherwise in connection with the Obligations.

            "PRO RATA SHARE" means, with respect to each Lender, the percentage obtained by dividing (i) that Lender's Commitment BY (ii) the sum of the aggregate Commitments of all Lenders.

            "RECEIPTS" means, collectively, all cash, Cash Equivalents, checks, notes, drafts and any items of payment or collection received, by or on behalf of COPT or any of its Subsidiaries, or by any officers, employees or agents of COPT or any of its Subsidiaries or other Persons acting for or in concert with COPT or such Subsidiary to make collections on COPT's or such Subsidiary's behalf in connection with or in any way relating to COPT or such Subsidiary or the operation of COPT's or such Subsidiary's business, including, without limitation, any proceeds received from or pursuant to (i) any sales of, or loans against, accounts of COPT or any of its Subsidiaries (other than the Loans pursuant to this Agreement), (ii) any disposition of assets (including, without limitation, any disposition of assets permitted hereunder or consented to by Agent, but excluding amounts applied to the repayment of indebtedness or other obligations secured by a Lien on the assets subject to such disposition) or issuance or sale of equity Securities by COPT or any of its Subsidiaries, (iii) the incurrence of Indebtedness by COPT or any of its Subsidiaries and the issuance and sale by COPT or any of its Subsidiaries of equity or debt Securities, in each case other than the Obligations and other Indebtedness permitted by this Agreement, (iv) insurance policies (other than liability insurance payable directly or indirectly to a third party) maintained by COPT or any of its Subsidiaries, whether or not Agent is an additional insured or named as loss payee thereunder, (v) the successful prosecution (including any settlement) of any claims, actions or other litigation or proceeding by or on behalf of or against COPT or any of its Subsidiaries, (vi) Investments in, or equity and debt Securities issued by, Joint Ventures or other Persons and (vii) the Management Agreements (other than amounts received by COPT or any of its Subsidiaries in respect of the Managed Properties on behalf of, or as agent for, the parties to the Management Agreements other than COPT and its Subsidiaries); it being understood and agreed that nothing contained in this definition shall in any respect be deemed to permit any transactions by COPT or any of its Subsidiaries otherwise restricted or prohibited by this Agreement.

            "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

            "REIT" means a "real estate investment trust," as such term is defined in Section 856 of the Internal Revenue Code.

            "RELEASE" means any satisfaction, release, assignment instrument, deed of reconveyance or similar instrument or instruments (each in recordable form but without any representation or warranty of Agent or any Lender) necessary and sufficient to release any Collateral from the Lien of all applicable Security Documents.

            "RELEASE DATE" means the date of a release of the Lien of the Security Documents from any Property pursuant to Section 2.8.

            "RELEASE PRICE" means the amount that is the greatest of the following, calculated as of the Release Date:

                  (a) 125% of the Property Amount with respect to such Property;

                  (b) in the event of a sale or other permanent disposition of such Property, 85% of the Net Sales Price for such Property;

                  (c) the amount necessary to ensure that the sale or other
            disposition does not cause a violation of the covenants set forth in
            Section 6.7 of this Agreement; and

                  (d) in the event of a casualty or Taking with respect to such
            Property, the Insurance Proceeds or Condemnation Proceeds, as the case may be, resulting therefrom.

            "RENOVATION" means the expansion, rebuilding, repair, restoration, refurbishment, fixturing and equipping of the Improvements at a Property. The term "Renovate" used as a verb has a corresponding meaning.

            "RENTS" means all rents, issues, profits, royalties, receipts, revenues, accounts receivable, security deposits and other deposits (subject to the prior right of Tenants making such deposits) and income, including fixed, additional and percentage rents, occupancy charges, operating expense reimbursements, reimbursements for increases in taxes, sums paid by Tenants to Borrower to reimburse Borrower for amounts originally paid or to be paid by Borrower or Borrower's agents or affiliates for which such Tenants were liable, as, for example, tenant improvements costs in excess of any work letter, lease takeover costs, moving expenses and tax and operating expense pass-throughs for which a Tenant is solely liable, parking, maintenance, common area, tax, insurance, utility and service charges and contributions, proceeds of sale of electricity, gas, heating, air-conditioning and other utilities and services, deficiency rents and liquidated damages, and other benefits.

            "RENT ROLL" means, for any Property, a rent roll in the form approved by Agent indicating (i) the names of all Tenants of such Property and the space occupied by such Tenants, (ii) the term of each Lease affecting such Property, (iii) the monthly Rent, additional Rent, if any, and other fees and charges paid by each such Tenant and whether such Tenant is in default, (iv) for any Rent Roll delivered after the Closing Date, any extension, renewal, expansion, or purchase options contained in any such Lease, (v) each vacant space in such Property and Borrower's estimate of the fair rental value of each such space, (vi) the occupancy rate of such Property, (vii) the security deposit and escrows, if any, held by Borrower under any such Lease and (viii) the arrearages for any such Tenant.

            "REQUISITE LENDERS" means Lenders having or holding more than a 50% of the sum of the aggregate Commitments of all Lenders.

            "RESTORATION" means the repair, restoration (including demolition), replacement and rebuilding of all or any portion of a Property (or the Improvements thereof) following the destruction, damage, loss or Taking thereof. The term "Restore" used as a verb has the corresponding meaning.

            "REVOLVING CREDIT AGREEMENT" shall have the meaning given to it in Recital A.

            "REVOLVING LOAN" shall have the meaning given to it in Recital A.

            "SCHEDULED PRINCIPAL PAYMENT DATE" means, if the Maturity Date is extended beyond the third Anniversary pursuant to Section 2.4, the third Anniversary and the next succeeding eleven Payment Dates.

            "SECURITIES" means any stock, shares, partnership interests, interests in limited liability companies, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

            "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

            "SECURITY AGREEMENT" means the Security and Pledge Agreement executed and delivered by each Loan Party and Agent on or before the Original Closing Date pursuant to the Original Agreement as amended by the Amendment to Security Agreement of even date herewith, substantially in the form delivered on or before the Closing Date pursuant to this Agreement, pursuant to which such Loan Party will pledge and grant a security interest in the Collateral described therein to Agent for the benefit of Lenders, as such Security Agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

            "SECURITY DOCUMENTS" means, collectively, the Mortgages, the Assignments of Rents and Leases, the Security Agreement, the Tenant Subordination Agreements, the Pledges, all mortgages, security agreements, pledge agreements, assignments and all other instruments or documents (including UCC-1 financing statements, fixture filings, amendments of financing statements or similar documents required or advisable in order to perfect or maintain the Liens created by the Security Documents) delivered by any Person pursuant to the Original Agreement or any amendments or modifications thereto or restatements thereof delivered by any Person pursuant to this Agreement or any of the other Loan Documents, whether such delivery is prior to, contemporaneous with or after delivery of this Agreement, in order to grant or reaffirm to Agent for the benefit of Lenders Liens in real, personal or mixed property of that Person, and to maintain such Liens as each of the foregoing may be amended, restated, consolidated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof. Security Documents do not include this Agreement or the Notes.

            "SOUTH BRUNSWICK" has the meaning set forth for it in the first paragraph of this Agreement.

            "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, trust, joint venture or other business entity of which either (i) the Person is a general partner or member of a limited liability company or other entity having the right to direct or manage the business and affairs of such entity or (ii) more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. The term "Subsidiary" shall include Subsidiaries of a Subsidiary. Without limiting the generality of such term, all of the Loan Parties other than COPT shall be deemed Subsidiaries of COPT for purposes of this Agreement.

            "SURVEY" means, with respect to any Property, a current survey map prepared by a surveyor licensed in the state in which such Property is located, reasonably acceptable to Agent, which shall (i) contain the legal description of such Property, (ii) conform, and be certified by such surveyor to Agent and the Lenders and the Title Company as conforming, to the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys for urban survey class as adopted by ALTA and American Congress on Surveying & Mapping (1992 version), and (iii) show, to the extent practicable, all matters described in "Table A/Optional Survey Responsibilities and Specifications" in such Minimum Standard Detail Requirements; PROVIDED, however, that the survey need not satisfy the requirements of the preceding clauses (ii) and (iii) if the Title Company has eliminated the survey exception from the Title Policies and all other exceptions to the Title Policies based upon such survey are acceptable to Agent in its sole discretion. Any such survey shall contain a certification by such surveyor to Agent stating whether the Property is located in an area having special flood hazards as identified by the Federal Emergency Management Agency.

            "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor to the business thereof.

            "SWAP" shall have the meaning given to it in Section 2.7.7.3.

            "TAKING" means the taking or appropriation (including by deed in lieu of condemnation or by voluntary sale or transfer under threat of condemnation or while legal proceedings for condemnation are pending) of any Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain. The term "Taken" used as a verb has a correlative meaning.

            "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, on whomsoever and wherever imposed, levied, collected, withheld or assessed by a Governmental Authority; PROVIDED, however, that "TAX ON THE OVERALL NET INCOME" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person's principal office (and/or, in the case of any Lender, its lending office) is located or in which that Person is deemed to be doing business on (or measured with reference to) all or part of the net income, profits or gains of that Person

(whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) or a tax to which it is generally subject by reason of its conduct of its business therein.

            "TENANT" means any Person liable by contract or otherwise to pay rent or a percentage of income, revenue or profits pursuant to a Lease, and includes a tenant, subtenant, lessee and sublessee.

            "TENANT SUBORDINATION AGREEMENT" means any Subordination, Non-Disturbance and Attornment Agreement executed and acknowledged by a Tenant, Borrower or any other Loan Party and Agent, and reasonably satisfactory in form and substance to Agent, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof.

            "TENANTING COSTS" means costs incurred by Borrower in connection with the leasing of a Property, including brokerage commissions, free rent, tenant improvements and related costs and expenses.

            "TENANTING COSTS RESERVE ACCOUNT" means, collectively, one or more interest-bearing accounts to be established and maintained by Borrower at the offices of Agent located at 280 Park Avenue, New York, New York, each in the name of "Bankers Trust Company -- FCOLP Tenanting Costs Reserve Account," with such additional identifying references in such name as Borrower and Agent shall agree.

            "TITLE COMPANY" means (i) as of any date on or prior to the Closing Date, Commonwealth Land Title Insurance Company and (ii) as of any date after the Closing Date, such other title company as may be selected by Borrower and approved by Agent in its reasonable discretion.

            "TITLE POLICIES" means, with respect to the Properties, the paid mortgagee policies of title insurance in the form of a 1970 ALTA loan policy (or other form of loan policy available in the applicable state and acceptable to Lender) and issued by the Title Company.

            "TOTAL PROPERTY ADJUSTED NET INCOME" means, for any period and as of any date of determination, the aggregate Property Adjusted Net Income for such period with respect to all Properties.

            "TOTAL PROPERTY INTEREST EXPENSE" means, for any period, total interest expense related to outstanding Indebtedness secured by the Properties, such interest to be calculated for purposes of this Agreement against the aggregate amount of the actual outstanding principal amount of the Loans using a constant based on the 10-year Treasury Rate as of the date of determination, plus 1.75%, instead of the interest rates actually applicable thereto.

            "TRANSFER" means any conveyance, assignment, sale, sale and leaseback, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (i) in all or any portion of any Property or
(ii) in any other assets of any Loan Party or any of its Subsidiaries, or (iii) of any Partnership Interest

(A) held by COPT in COPLP, (B) held by COPH in any Borrower, or (C) held by COPLP in any Borrower.

            "TREASURY RATE" means, as of any date or determination, a rate equal to the annual yield to maturity on the U.S. Treasury Constant Maturity Series with a ten year maturity, as such yield is reported in Federal Reserve Statistical Release H.15 -- Selected Interest Rate, published most recently prior to the date the applicable Treasury Rate is being determined. Such yield shall be determined by straight line linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, Agent shall select, in its reasonable discretion, an alternate basis for the determination of Treasury yield for U.S. Treasury Constant Maturity Series with ten year maturities.

            "UNITED STATES OF AMERICA" means the 50 states of the United States of America and Washington, D.C., but excluding any territories or possessions thereof other than the Commonwealth of Puerto Rico.

            "WHOLLY OWNED" means, with respect to any Subsidiary of any Person, a Subsidiary all of the outstanding equity Securities of which are owned directly or indirectly by such Person.

            "WORK" has the meaning assigned to that term in Section 5.13.6.

                                    EXHIBIT A

                                 THE PROPERTIES

                                    EXHIBIT B

                              AMENDED AND RESTATED

                                 PROMISSORY NOTE

$100,000,000                                                  New York, New York
                                                                 August 31, 1998

            THIS PROMISSORY NOTE (as amended, restated, supplemented or otherwise modified from time to time, this "NOTE") is made by CORPORATE OFFICE PROPERTIES, L.P., a Delaware limited partnership ("COPLP"), BLUE BELL INVESTMENT COMPANY, L.P., a Delaware limited partnership ("Blue Bell"), SOUTH BRUNSWICK INVESTORS, L.P., a Delaware limited partnership ("South Brunswick"), COMCOURT INVESTORS, L.P., a Delaware limited partnership ("Comcourt"), and 6385 FLANK DRIVE, L.P., a Pennsylvania limited partnership ("Flank Drive", or collectively with the foregoing parties, "MAKER"), each having an address One Logan Square, Suite 1105, Philadelphia, Pennsylvania 19103, in favor of BANKERS TRUST COMPANY and its successors and assigns (the "PAYEE").

            FOR VALUE RECEIVED, Maker promises to pay to the order of Payee on the Maturity Date ONE HUNDRED MILLION DOLLARS ($100,000,000).

            Maker also promises to pay interest on the unpaid principal amount hereof, from the Closing Date until paid in full, at the rates and times determined in accordance with the provisions of that certain Amended and Restated Senior Secured Credit Agreement dated as of August 31, 1998 by and among, inter alia, Maker, Corporate Office Properties Trust and Payee (said Amended and Restated Credit Agreement, as it may be amended, restated supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", and the terms defined therein and not otherwise defined herein being used herein as therein defined).

            This Note is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

            All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Lender located at One Bankers Trust Plaza, New York, New York or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Unless and until notified in writing of the assignment or transfer of this Note in accordance with the terms of the Credit Agreement, Maker shall be entitled to deem and treat Payee as the owner and holder of this Note and the Loans evidenced hereby.

            Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note.

            This Note is subject to mandatory and optional prepayment as provided in the Credit Agreement.

            This Note is secured by certain assets pursuant to the Mortgages and the other Security Documents.

            During the continuance of any Event of Default, the unpaid balance of the principal amount of this Note, together with all accrued and unpaid interest thereon, may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

            The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

            This Note is subject to restrictions on transfer or assignment as provided in Sections 8.1 of the Credit Agreement.

            No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Maker, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

            Maker promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in Section 8.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Maker and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and, except as expressly provided in the Credit Agreement, notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

            Makers' liability under this note is joint and several. The provisions of Section 8.13 of the Credit Agreement, relating to contribution rights of Maker, are incorporated herein by this reference. Each Maker further agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment and performance in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Maker agrees as follows: (i) Payee may from time to time, without notice or demand and without affecting the validity or enforceability of this Agreement or giving rise to any limitation, impairment or discharge of such Maker's liability hereunder, (A) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Obligations, (B) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (C) request and accept guaranties of the Obligations and take and hold other security for the payment of the Obligations, (D) release, exchange, compromise, subordinate or modify, with or without consideration, any other security for payment of the Obligations, any guaranties of the Obligations, or any other obligation of any Person with respect to the Obligations, (E) enforce and apply any other security now or hereafter held by or for the benefit of Payee in respect of the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Payee may have against any such security, as Payees in their discretion may determine consistent with this Agreement and any other Loan Document including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (F) exercise any other rights available to Payee under the Loan Documents, at law or in equity; and (ii) this Agreement and the obligations of each Maker hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Obligations), including without limitation the occurrence of any of the following, whether or not any Maker shall have had notice or knowledge of any of them: (A) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Obligations or any agreement relating thereto, or with respect to any guaranty of or other security for the payment of the Obligations, (B) any waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement, any of the other Loan Documents or any agreement or instrument executed pursuant thereto, or of any guaranty or other security for the Obligations, (C) the Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (D) the application of payments received from any source to the payment of indebtedness other than the Obligations, even though Payee might have elected to apply such payment to any part or all of the Obligations, (E) any failure to perfect or continue perfection of a security interest in any other collateral which secures any of the Obligations, (F) any defenses, set-offs or counterclaims which any other Maker may allege or assert against any Payee in respect of the Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (G) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Maker as an obligor in respect of the Obligations.

            Each Maker waives, for the benefit of Payee: (i) any right to require Payee, as a condition of payment or performance by such Maker, to (A) proceed against any other Maker, any guarantor of the Obligations or any other Person, (B) proceed against or exhaust any other security held from any other Maker, any guarantor of the Obligations or any other Person, (C) proceed against or have resort to any balance of any deposit account or credit on the books of Payee in favor of any Maker or any other Person, or (D) pursue any other remedy in the power of Payee whatsoever; (ii) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Maker including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Maker from any cause other than payment in full of the Obligations; (iii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (iv) any defense based upon Payee's errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (v) (A) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Agreement and any legal or equitable discharge of such Maker's obligations hereunder, (B) the benefit of any statute of limitations affecting such Maker's liability hereunder or the enforcement hereof, (C) any rights to set-offs, recoupments and counterclaims, and (D) promptness, diligence and any requirement that Payee protect, secure, perfect or insure any other security interest or lien or any property subject thereto;

(vi) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, notices of default under the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to Loan Parties and notices of any of the matters referred to in the preceding paragraph and any right to consent to any thereof; and (vii) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement.

            Until the Obligations shall have been paid in full, each Maker shall withhold exercise of (i) any claim, right or remedy, direct or indirect, that such Maker now has or may hereafter have against any other Maker or any of its assets in connection with this Agreement or the performance by any other Maker of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (A) any right of subrogation, reimbursement or indemnification that any Maker now has or may hereafter have against any other Maker, (B) any right to enforce, or to participate in, any claim, right or remedy that Payee now has or may hereafter have against any Maker, and (C) any benefit of, and any right to participate in, any other collateral or security now or hereafter held by Payee, and (ii) any right of contribution any Maker may have against any guarantor of the Obligations. Each Maker further agrees that, to the extent the waiver of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Maker may have against any other Maker or against any other collateral or security, and any rights of contribution such Maker may have against any such guarantor, shall be junior and subordinate to any rights Payee may have against any Maker, to all right, title and interest Payee may have in any such other collateral or security, and to any right Payee may have against any such guarantor.

            Payee's recourse to the general partners of the parties constituting Maker hereunder is limited by the provisions of Section 7.3 of the Credit Agreement, which is incorporated herein by reference.

            THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF MAKER AND PAYEE HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                          [Signatures on the next page]

      IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

MAKER

                        CORPORATE OFFICE PROPERTIES, L.P.,
                        A DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Trust, a Maryland real estate investment trust, its sole general partner

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________


                        BLUE BELL INVESTMENT COMPANY, L.P.,
                        A DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its sole general partner


                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________


                        SOUTH BRUNSWICK INVESTORS, L.P.,
                        A DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its sole general partner

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________


                        COMCOURT INVESTORS, L.P.,
                        A DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its sole general

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________


                        6385 FLANK DRIVE, L.P.,
                        A PENNSYLVANIA LIMITED PARTNERSHIP

                        By: Corporate Office Properties Holdings, Inc., a Delaware corporation, its sole general partner

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

                                    EXHIBIT C

                                PROPERTY AMOUNTS

                                    EXHIBIT D

                         FORM OF COMPLIANCE CERTIFICATES

                             COMPLIANCE CERTIFICATE

                                                DATE: AUGUST 31, 1998

THE UNDERSIGNED HEREBY CERTIFIES THAT:

            (1) I am a duly appointed Authorized Officer of Corporate Office Properties Trust, a Maryland real estate investment trust (the "COMPANY");

            (2) I have reviewed the terms of that certain Senior Secured Credit Agreement dated as even date herewith, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT," the terms defined therein and not otherwise defined in this Certificate being used in this Certificate as therein defined), by and among the Company and certain other parties, as Loan Parties, and Bankers Trust Company, as Lender and as Agent for the Lenders, and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Company during the accounting period immediately preceding the Closing;

            (3) The financial and operating statements delivered to Agent by the Company as of the Closing Date are accurate;

            (4) The Consolidated Tangible Net Worth of the Loan Parties as of the Closing Date is $___________;

            (5) Since December 31, 1997, no Material Adverse Effect has occurred with respect to the Company; and

            (6) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the failure of the Company to comply with any of the financial covenants set forth in Section 6.7 of the Credit Agreement during or at the end of the accounting period immediately preceding the Closing or as of the date of this Certificate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The foregoing certifications (which are made in my corporate and not individual capacity on behalf of the Company) are made and delivered on the date first written above pursuant to Sections 3.1.4 and 3.2.1 of the Credit Agreement.


                              CORPORATE OFFICE PROPERTIES TRUST,
                              A MARYLAND REAL ESTATE INVESTMENT TRUST


                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

                             COMPLIANCE CERTIFICATE

                                                  DATE: AUGUST 31, 1998

THE UNDERSIGNED HEREBY CERTIFIES THAT:

            (1) I am a duly appointed Authorized Officer of Corporate Office Properties Holdings, Inc., a Delaware corporation (the "COMPANY");

            (2) I have reviewed the terms of that certain Amended and Restated Senior Secured Credit Agreement dated as of even date herewith, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT," the terms defined therein and not otherwise defined in this Certificate being used in this Certificate as therein defined), by and among the Company and certain other parties, as Loan Parties, and Bankers Trust Company, as Lender and as Agent for the Lenders, and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Company during the accounting period immediately preceding the Closing;

            (3) The financial and operating statements delivered to Agent by the Company as of the Closing Date are accurate;

            (4) The Consolidated Tangible Net Worth of the Loan Parties as of the Closing Date is $___________;

            (5) Since December 31, 1997, no Material Adverse Effect has occurred with respect to the Company; and

            (6) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the failure of the Company to comply with any of the financial covenants set forth in Section 6.7 of the Credit Agreement during or at the end of the accounting period immediately preceding the Closing or as of the date of this Certificate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The foregoing certifications (which are made in my corporate and not individual capacity on behalf of the Company) are made and delivered on the date first written above pursuant to Section 3.1.4 of the Credit Agreement.


                              CORPORATE OFFICE PROPERTIES HOLDINGS, INC.,
                              A DELAWARE CORPORATION


                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

                             COMPLIANCE CERTIFICATE

                                                  DATE: AUGUST 31, 1998

THE UNDERSIGNED HEREBY CERTIFIES THAT:

            (1) I am a duly appointed Authorized Officer of Corporate Office Properties Trust, acting in its capacity as sole general partner of Corporate Office Properties, L.P., a Delaware limited partnership (the "COMPANY");

            (2) I have reviewed the terms of that certain Amended and Restated Senior Secured Credit Agreement dated as of even date herewith, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT," the terms defined therein and not otherwise defined in this Certificate being used in this Certificate as therein defined), by and among the Company and certain other parties, as Loan Parties, and Bankers Trust Company, as Lender and as Agent for the Lenders, and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Company during the accounting period immediately preceding the Closing;

            (3) The financial and operating statements delivered to Agent by the Company as of the Closing Date are accurate;

            (4) The Consolidated Tangible Net Worth of the Loan Parties as of the Closing Date is $___________;

            (5) Since December 31, 1997, no Material Adverse Effect has occurred with respect to the Company; and

            (6) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the failure of the Company to comply with any of the financial covenants set forth in Section 6.7 of the Credit Agreement during or at the end of the accounting period immediately preceding the Closing or as of the date of this Certificate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The foregoing certifications (which are made in my corporate and not individual capacity on behalf of the Company) are made and delivered on the date first written above pursuant to Section 3.1.4 of the Credit Agreement.

                        CORPORATE OFFICE PROPERTIES, L.P.,
                        A DELAWARE LIMITED PARTNERSHIP

                        By: Corporate Office Properties Trust, a Maryland real estate investment trust, its sole general partner

                              By: ______________________________________________
                                  Name:  _______________________________________
                                  Title: _______________________________________

                             COMPLIANCE CERTIFICATE

                                                  DATE: AUGUST 31, 1998

THE UNDERSIGNED HEREBY CERTIFIES THAT:

            (1) I am a duly appointed Authorized Officer of Corporate Office Properties Holdings, Inc., acting in its capacity as general partner of each of Blue Bell Investment Company, L.P., South Brunswick Investors, L.P., ComCourt Investors, L.P., a Pennsylvania limited partnership, and 6385 Flank Drive, L.P., each a Delaware limited partnership (each a "COMPANY" and collectively, the "COMPANIES");

            (2) I have reviewed the terms of that certain Amended and Restated Senior Secured Credit Agreement dated as of even date herewith, as amended, restated, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, restated, supplemented or otherwise modified, being the "CREDIT AGREEMENT," the terms defined therein and not otherwise defined in this Certificate being used in this Certificate as therein defined), by and among the Companies and certain other parties, as Loan Parties, and Bankers Trust Company, as Lender and as Agent for the Lenders, and the terms of the other Loan Documents, and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Companies during the accounting period immediately preceding the Closing;

            (3) The financial and operating statements delivered to Agent by the Companies as of the Closing Date are accurate;

            (4) The Consolidated Tangible Net Worth of the Loan Parties as of the Closing Date is $___________;

            (5) Since December 31, 1997, no Material Adverse Effect has occurred with respect to any Company; and

            (6) The examination described in paragraph (2) above did not disclose, and I have no knowledge of, the failure of the Company to comply with any of the financial covenants set forth in Section 6.7 of the Credit Agreement during or at the end of the accounting period immediately preceding the Closing or as of the date of this Certificate.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            The foregoing certifications (which are made in my corporate and not individual capacity on behalf of the Company) are made and delivered on the date first written above pursuant to Section 3.1.4 of the Credit Agreement.

                        BLUE BELL INVESTMENT COMPANY, L.P.,
                        A DELAWARE LIMITED PARTNERSHIP

                        By:   Corporate Office Properties Holdings, Inc.,
                              a Delaware corporation, its sole general partner


                              By: ______________________________________________
                                  Clay W. Hamlin, III,
                                  President


                        SOUTH BRUNSWICK INVESTORS, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP

                        By:   Corporate Office Properties Holdings, Inc.,
                              a Delaware corporation, its sole general partner

                              By: ______________________________________________
                                  Clay W. Hamlin, III,
                                  Manager


                        COMCOURT INVESTORS, L.P.,
                        A DELAWARE LIMITED PARTNERSHIP

                        By:   Corporate Office Properties Holdings, Inc.,
                              a Delaware corporation, its sole general partner

                              By: ______________________________________________
                                  Clay W. Hamlin, III,
                                  President


                        6385 FLANK DRIVE, L.P.,
                        A PENNSYLVANIA LIMITED PARTNERSHIP

                        By:   Corporate Office Properties Holdings, Inc.,
                              a Delaware corporation, its sole general partner

                              By: ______________________________________________
                                  Clay W. Hamlin, III,
                                  President

                                    EXHIBIT E

                         [FORM OF ASSIGNMENT AGREEMENT]

                              ASSIGNMENT AGREEMENT

            This ASSIGNMENT AGREEMENT (this "AGREEMENT") is entered into by and between the parties designated as Assignor ("ASSIGNOR") and Assignee ("ASSIGNEE") above the signatures of such parties on the Schedule of Terms attached hereto and hereby made an integral part hereof (the "SCHEDULE OF TERMS") and relates to that certain Credit Agreement described in the Schedule of Terms (said Credit Agreement, as amended, supplemented or otherwise modified to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined).

            IN CONSIDERATION of the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

            SECTION 1. ASSIGNMENT AND ASSUMPTION.

            (a) Effective upon the Settlement Date specified in Item 4 of the Schedule of Terms (the "SETTLEMENT DATE"), Assignor hereby sells and assigns to Assignee, without recourse, representation or warranty (except as expressly set forth herein), and Assignee hereby purchases and assumes from Assignor, that percentage interest in all of Assignor's rights and obligations as a Lender arising under the Credit Agreement and the other Loan Documents with respect to Assignor's Commitments and outstanding Loans, if any, which represents, as of the Settlement Date, the percentage interest specified in Item 3 of the Schedule of Terms of all rights and obligations of Lenders arising under the Credit Agreement and the other Loan Documents with respect to the Commitments and any outstanding Loans (the "ASSIGNED SHARE").

            (b) In consideration of the assignment described above, Assignee hereby agrees to pay to Assignor, on the Settlement Date, the principal amount of any outstanding Loans included within the Assigned Share, such payment to be made by wire transfer of immediately available funds in accordance with the applicable payment instructions set forth in Item 5 of the Schedule of Terms.

            (c) Assignor hereby represents and warrants that Item 3 of the Schedule of Terms correctly sets forth the amount of the Commitment and the Pro Rata Share corresponding to the Assigned Share.

            (d) Assignor and Assignee hereby agree that, upon giving effect to the assignment and assumption described above, (i) Assignee shall be a party to the Credit Agreement and shall have all of the rights and obligations under the Loan Documents, and shall be deemed to have made all of the covenants and agreements contained in the Loan Documents, arising out of or otherwise related to the Assigned Share, and (ii) Assignor shall be absolutely released from any of such obligations, covenants and agreements assumed or made by Assignee in respect of the Assigned Share. Assignee hereby acknowledges and agrees that the agreement set forth in this Section 1(d) is expressly made for the benefit of Borrower, Agent, Assignor and the other Lenders and their respective successors and permitted assigns.

            (e) Assignor and Assignee hereby acknowledge and confirm their understanding and intent that (i) this Agreement shall effect the assignment by Assignor and the assumption by Assignee of Assignor's rights and obligations with respect to the Assigned Share, (ii) any other assignments by Assignor of a portion of its rights and obligations with respect to the Commitment and any outstanding Loans shall have no effect on the Commitment and the Pro Rata Share corresponding to the Assigned Share as set forth in Item 3 of the Schedule of Terms or on the interest of Assignee in any outstanding Loans corresponding thereto, and (iii) from and after the Settlement Date, Agent shall make all payments under the Credit Agreement in respect of the Assigned Share (including without limitation all payments of principal and accrued but unpaid interest and commitment fees with respect thereto) (A) in the case of any such interest and fees that shall have accrued prior to the Settlement Date, to Assignor, and (B) in all other cases, to Assignee; provided that Assignor and Assignee shall make payments directly to each other to the extent necessary to effect any appropriate adjustments in any amounts distributed to Assignor and/or Assignee by Agent under the Loan Documents in respect of the Assigned Share in the event that, for any reason whatsoever, the payment of consideration contemplated by
Section 1(b) occurs on a date other than the Settlement Date.

            SECTION 2. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

            (a) Assignor represents and warrants that it is the legal and beneficial owner of the Assigned Share, free and clear of any adverse claim.

            (b) Assignor shall not be responsible to Assignee for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any of the Loan Documents or for any representations, warranties, recitals or statements made therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Assignor to Assignee or by or on behalf of any Loan Party or any of its Subsidiaries to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of any Loan Party or any other Person liable for the payment of any Obligations, nor shall Assignor be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or as to the existence or possible existence of any Event of Default or Potential Event of Default.

            (c) Assignee represents and warrants that it is an Eligible Assignee; that it has experience and expertise in the making of loans such as the Loans; that it has acquired the Assigned Share for its own account in the ordinary course of its business and without a view to distribution of the Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of subsection 8.1 of the Credit Agreement, the disposition of the Assigned Share or any interests therein shall at all times remain within its exclusive control); and that it has received, reviewed and approved a copy of the Credit Agreement (including all Exhibits and Schedules thereto).

            (d) Assignee represents and warrants that it has received from Assignor such financial information regarding each Loan Party and its Subsidiaries as is available to Assignor and as Assignee has requested, that it has made its own independent investigation of the financial condition and affairs of each Loan Party and its Subsidiaries in connection with the assignment evidenced by this Agreement, and that it has made and shall continue to make its own appraisal of the creditworthiness of each Loan Party and its Subsidiaries. Assignor shall have no duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any other credit or other information with respect thereto, whether coming into its possession before the making of the initial Loans or at any time or times thereafter, and Assignor shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Assignee.

            (e) Each party to this Agreement represents and warrants to the other party hereto that it has full power and authority to enter into this Agreement and to perform its obligations hereunder in accordance with the provisions hereof, that this Agreement has been duly authorized, executed and delivered by such party and that this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

            SECTION 3. MISCELLANEOUS.

            (a) Each of Assignor and Assignee hereby agrees from time to time, upon request of the other such party hereto, to take such additional actions and to execute and deliver such additional documents and instruments as such other party may reasonably request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.

            (b) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.

            (c) Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the notice address of each of Assignor and Assignee shall be as set forth on the Schedule of Terms or, as to either such party, such other address as shall be designated by such party in a written notice delivered to the other such party. In addition, the notice address of Assignee set forth on the Schedule of Terms shall serve as the initial notice address of Assignee for purposes of Section 8.8 of the Credit Agreement.

            (d) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

            (e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

            (g) This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

            (h) This Agreement shall become effective upon the date (the "EFFECTIVE Date") upon which all of the following conditions are satisfied: (i) the execution of a counterpart hereof by each of Assignor and Assignee, (ii) the receipt by Agent of any processing or recordation fees required under the Credit Agreement, (iii) in the event Assignee is organized under the laws of any jurisdiction other than the United States of America or any state or other political subdivision thereof, the delivery by such Assignee to Agent of such forms, certificates or other evidence with respect to United States federal income tax withholding matters as Assignee may reasonably require; (iv) the execution of a counterpart hereof by Agent as evidence of its acceptance hereof in accordance with subsection 8.1 of the Credit Agreement, (v) the receipt by Agent of originals or telefacsimiles of the counterparts described above and authorization of delivery thereof, and (vi) the recordation by Agent in the Register of the pertinent information regarding the assignment effected hereby in accordance with subsection 8.1 of the Credit Agreement.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, such execution being made as of the Effective Date in the applicable spaces provided on the Schedule of Terms.

                                SCHEDULE OF TERMS

1. BORROWER: Blue Bell Investment Company, L.P., South Brunswick Investors, L.P., Comcourt Investors, L.P. and 6385 Flank Drive, L.P., collectively.

2. NAME AND DATE OF CREDIT AGREEMENT: Amended and Restated Senior Secured Credit Agreement dated as of August 31, 1998 by and among Borrower, Corporate Office Properties Trust and Corporate Office Properties, L.P., collectively as Loan Parties, the financial institutions listed therein as Lenders, and Bankers Trust Company, as Agent.

3.    AMOUNTS:

                                                        Re: Term   Re: Revolving
                                                          Loan         Loan
                                                        --------   -------------

      (a)  Aggregate Commitments of all Lenders:        $_______     $_______
      (b)  Assigned Share/Pro Rata Share:                ______%     ______%
      (c)  Amount of Assigned Share of Commitment:      $_______     $_______

4.    SETTLEMENT DATE: ____________, 199_

5.    PAYMENT INSTRUCTIONS:

      ASSIGNOR:                                ASSIGNEE:
      |____________________________            _____________________________
      |____________________________            _____________________________
      |____________________________            _____________________________
      Attention: |_________________            Attention: __________________
      Reference: |_________________            Reference: __________________

6.    NOTICE ADDRESSES:

      ASSIGNOR:                                ASSIGNEE:
      |____________________________            _____________________________
      |____________________________            _____________________________
      |____________________________            _____________________________
      |____________________________            _____________________________

7.    SIGNATURES:

[NAME OF ASSIGNOR],                      [NAME OF ASSIGNEE],
as Assignor                              as Assignee

By: |______________________________      By: ___________________________________
Title: |___________________________      Title: ________________________________


                                         Accepted in accordance with subsection
                                         8.1.1 of the Credit Agreement

                                         [NAME OF AGENT], as Agent

                                         By: ___________________________________
                                         Title: ________________________________


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